As filed with the Securities and Exchange Commission on May 2, 2005.

                                                      Registration No. 333-67003
                                                               File No. 811-9044

--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 16


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                  Kerry A. Jung
                                 Senior Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
_X_ on May 2, 2005 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1) of Rule 485


__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

                            SENTINEL BENEFIT PROVIDER
          A Variable Universal Life Insurance Policy Intended Primarily
                            for the Corporate Market


                               P R O S P E C T U S
                                Dated May 2, 2005


--------------------------------------------------------------------------------
       National Life Insurance Company o Home Office: National Life Drive,
                   Montpelier, Vermont 05604 o 1-800-278-3413
--------------------------------------------------------------------------------
                    National Variable Life Insurance Account


    This Prospectus describes the Sentinel Benefit Provider Policy, a flexible premium variable universal life insurance policy offered by National Life Insurance Company. The policy has an insurance component and an investment component. Owners of policies can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives and you can increase or decrease the death benefit payable under your policy. You may also choose between two death benefit compliance tests at the time your policy is issued.

    You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life. This separate account currently has thirty-one subaccounts, each of which buys shares of specific fund portfolios. The available funds are shown below.


-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
MANAGED BY NL CAPITAL             MANAGED BY A I M                     MANAGED BY FRED ALGER             MANAGED BY AMERICAN CENTURY
MANAGEMENT, INC.                  ADVISORS, INC.                       MANAGEMENT, INC                   INVESTMENT MANAGEMENT, INC
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
Sentinel Variable Products Trust AIM Variable Insurance Funds         Alger American Fund                American Century Variable
     Common Stock Fund               AIM V.I. - Dynamics Fund            Growth Portfolio                Portfolios, Inc.
     Mid Cap Growth Fund             AIM V.I. - Health Sciences Fund     Leveraged AllCap Portfolio            VP Income & Growth
     Small Company Fund              AIM V.I. - Technology Fund          Small Capitalization Portfolio  Portfolio
     Growth Index Fund                                                                                         VP Value Portfolio
     Balanced Fund                                                                                             VP Inflation
     Bond Fund                                                                                               Protection Portfolio
     Money Market Fund
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
MANAGED BY DEUTSCHE ASSET        MANAGED BY THE DREYFUS               MANAGED BY FIDELITY                MANAGED BY J.P. MORGAN
MANAGEMENT, INC.                 CORPORATION                          MANAGEMENT &  RESEARCH             INVESTMENT MANAGEMENT
                                                                      COMPANY                            INC
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
Scudder VIT Funds                Dreyfus Socially Responsible         Fidelity(R) Variable Insurance       JP Morgan International
    EAFE(R) Equity Index Fund*         Growth Fund                      Product                                   Equity Portfolio
   Equity 500 Index Fund                                                 Investment Grade Bond           JP Morgan Small
   Small Cap Index Fund                                                  Overseas Portfolio                     Company Portfolio
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
MANAGED BY MORGAN STANLEY        MANAGED BY NEUBERGER BERMAN          MANAGED BY WELLS FARGO FUNDS
INVESTMENT MANAGEMENT, INC.      MANAGEMENT, INC.                     MANAGEMENT LLC

-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------
Morgan Stanley Universal         Neuberger Berman Advisers            Wells Fargo Variable Trust
Institutional Funds                  Management Trust                    Wells Fargo Advantage Discovery
   Emerging Markets Equity          Partners Portfolio                     Fund
Portfolio                                                                Wells Fargo Advantage
   Core Plus Fixed Income                                                  Opportunity Fund
Portfolio
   High Yield Portfolio
   U. S. Real Estate Portfolio
-------------------------------- ------------------------------------ ---------------------------------- ---------------------------



    *Not available for new investments effective May 2, 2005.

    The value in each subaccount will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios and the deduction of charges. You bear the entire investment risk for all amounts allocated to the various portfolios. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum account value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

    It may not be advantageous to purchase this policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It may also not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
Summary of the Benefits and Risks of the Policy.............................1
     Summary of Principal Policy Benefits...................................1
     Summary of the Principal Risks of Purchasing a Policy..................2
     Fee Tables.............................................................4
National Life Insurance Company ............................................10
The Separate Account and the Portfolios.....................................10
     The Separate Account ..................................................10
     The Portfolios.........................................................10
     Addition, Deletion or Substitution of Investments......................13
     Voting Portfolio Shares................................................14
     Net Investment Return of the Variable Account..........................14
The Policy..................................................................15
     Purchasing a Policy....................................................15
     Premiums...............................................................17
     Transfers..............................................................19
     Disruptive Trading.....................................................19
     Transfer Right for Change in Investment Policy.........................19
     Available Automated Fund Management Features...........................21
     Account Value..........................................................21
     Enhancement to Cash Surrender Value in Early Policy Years..............22
Death Benefit...............................................................23
     Ability to Adjust Face Amount..........................................26
     Payment of Policy Benefits.............................................27
     Settlement Options.....................................................27
Policy Loans................................................................28
Surrenders and Withdrawals..................................................29
Lapse and Reinstatement.....................................................32
Charges and Deductions......................................................32
     Premium Loads..........................................................33
     Monthly Deduction......................................................33
     Mortality and Expense Risk Charge......................................35
     Separate Account Administration Charge.................................35
     Transfer Charge........................................................35
     Other Charges..........................................................36
     Possible Charge for National Life's Taxes..............................36
Supplemental Term Insurance Rider...........................................36
Federal Income Tax Considerations...........................................36
     Introduction...........................................................36
     Tax Status of the Policy...............................................37
     Tax Treatment of Policy Benefits.......................................37
     Possible Tax Law Changes...............................................41
     Possible Charges for National Life's Taxes.............................41
Distribution of the Policies................................................41
Legal Matters...............................................................42
Other Policy Provisions.....................................................42
Financial Statements........................................................42
Glossary.43
Appendix A..................................................................A-1
Statement of Additional Information Table of Contents.......................B-1



THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

SUMMARY OF PRINCIPAL POLICY BENEFITS

     LIFE INSURANCE PROTECTION.

     The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

     As long as your Policy remains in force, we will pay the Death Benefit to the Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary term insurance Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         Face Amount; or
         the Cash Surrender Value multiplied by a death benefit factor specified in the Policy.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         the Face Amount plus the Accumulated Value; or the Cash Surrender Value multiplied by the same death benefit factor that applies to option A.


The Policy must satisfy one of two death benefit compliance tests under federal income tax laws, the Guideline Premium Test or the Cash Value Accumulation Test. You must select on your application which of these tests will apply to your Policy, and your selection, once made, may not be changed. If you choose the Cash Value Accumulation Test, then Option A is the only available Death Benefit option.


After a year, you may adjust the Death Benefit by increasing or decreasing the Face Amount of your Policy. If you have chosen the Guideline Premium Test as the federal tax death benefit compliance test, then after a year you may also change the Death Benefit option. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.

     o You can elect to include a Supplemental Term Insurance Rider in you Policy, which will increase the Death Benefit by the Supplemental Term Insurance Amount.

     o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     You may borrow against your Policy. The maximum amount of all loans is in most states the Net Account Value less three times the Monthly Deduction for the next Monthly Policy Date. However, the maximum amount of all loans will be different in Vermont and in New York - see "Policy Loans", below. When you take a loan we will transfer an amount equal to the loan to our general account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

     After a year, you may request a Withdrawal of Net Account Value. However, you cannot withdraw more than the Net Account Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date. Withdrawals may have tax consequences.

     You may surrender your Policy at any time and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan with accrued interest. Surrendering your Policy may have tax consequences.

VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Separate Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     As your needs or financial goals change, you can change your investment mix by making transfers among the subaccounts of the Separate Account. Currently, you may make an unlimited number of such transfers without charge.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy. In addition, we deduct Policy fees and charges from your Account Value, which can significantly reduce your Account Value. During times of poor performance, these deductions will have an even greater impact on your Account Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium.

     Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See "Disruptive Trading" below.

RISK OF LAPSE.

     If on any Monthly Policy Date the Net Account Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse during the first 5 Policy Years so long as you pay the Cumulative Minimum Monthly Premium. However, any Withdrawal or Policy loan which reduces the Net Cash Surrender value may cause a lapse.

TAX RISKS.

     We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy and you select the guideline premium tax compliance test. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment, for several reasons. These include the premium tax and distribution charges, and the possible adverse tax consequences from an early surrender

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Account Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account.

     We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Net Account Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account.


------------------------------------------------------------------------------------------------------------------------
                                TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
DISTRIBUTION CHARGE         Upon receipt of      15% of premiums paid up to        From 15% of premiums paid up to the
                            each premium         the Target Premium(1), plus       Target Premium(1), and 2.5% of premiums
                                                 2.5% of premiums paid in          paid in excess of Target Premium,
                                                 excess of Target Premium(2)       to .5% of premiums paid up to the
                                                                                   Target Premium, and 2.5% of premiums
                                                                                   paid in excess of Target Premium,
                                                                                   depending on the Policy Year.(2)
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM TAX CHARGE:
                            Upon receipt of      An amount equal to the actual     An amount equal to the actual
                            each premium         amount of premium tax or          amount of premium tax or
                            payment              retaliatory tax assessed on       retaliatory tax assessed on sales
                                                 sales in the jurisdiction in      in the jurisdiction in which the
                                                 which the Policy is sold.         Policy is sold. Premium taxes may
                                                 Premium taxes may range from 2%   range from 2% to as a high as 12%
                                                 to as a high as 12% in certain    in certain jurisdictions in
                                                 jurisdictions in Kentucky.        Kentucky.


--------------------------- -------------------- --------------------------------- -------------------------------------






                                      -4-

--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   0.60% per annum of amount held    From 0.47% to 0.22% annually of
                            Policy year, or      as Collateral                     amount held as Collateral(4)
                            upon death,
                            surrender or lapse,
                            if earlier
--------------------------- -------------------- --------------------------------- -------------------------------------

(1) The Target Premium is an amount equal to 1.25 times the annual whole life premium which would apply to a Policy calculated by using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.
(2) The Distribution Charge is: for Policy Year 1; 13% of premiums paid up to the Target Premium, plus 0.5% of premiums paid in excess of Target Premium; for Policy Years 2 through 7: 15% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium; and for Policy Years 8 and thereafter: 5% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium.
(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Collateral loan account (4% compounded annually).
(4) The current loan interest spread is, for Policy Year 1: 0.47% annually of amount held as Collateral; for Policy Years 8 - 10: 0.37% annually of amount held as Collateral; for Policy Years 11 -20: 0.27% annually of amount held as Collateral; and for Policy Years 21 and thereafter: 0.22% annually of amount held as Collateral.

                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

--------------------------------------------------------------------------------------------------------------------------
            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------ ------------------------------ ---------------------------- -------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
COST OF INSURANCE:(5)
                               On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date


o     Minimum and Maximum                                     $0.084 to $83.33 per $1000   $0.014 to $16.99 per $1000 of
      Charge(6)                                               of Net Amount at Risk per    Net Amount at Risk per month
                                                              month
                                                                                           $0.046 per $1000 of Net
o     Charge for a 45                                         $0.28 per $1000 of Net       Amount at Risk per month
      year old male                                           Amount at Risk per month
      NONSMOKER in the full
      medical preferred
      nonsmoker underwriting
      class, Policy Year 1
------------------------------ ------------------------------ ---------------------------- -------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
MORTALITY AND EXPENSE RISK     On the Date of Issue of the    Annual rate of 0.60% of      Annual rates of from 0.22% to
FEES                           Policy and on each day         the Account Value            0.00%  of Account Value,
                                                                                           depending on Policy Year(7)
------------------------------ ------------------------------ ---------------------------- -------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
POLICY ADMINISTRATION CHARGE   On the Date of Issue of the    $8.00 per month              $5.50 per month
                               Policy and on each Monthly
                               Policy Date
------------------------------ ------------------------------ ---------------------------- -------------------------------



                                      -5-

------------------------------ ------------------------------ ---------------------------- -------------------------------
UNDERWRITING CHARGE            On the Date of Issue of the    $1.67 per month in Year 1,   $1.67 per month in Year 1,
                               Policy and on each Monthly     and $3.75 per month in       and $3.75 per month in Years
                               Policy Date                    Years 2 - 5                  2 - 5

------------------------------ ------------------------------ ---------------------------- -------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
SEPARATE ACCOUNT               On the Date of Issue of the    Annual rate of 0.10% of      Annual rate of 0.10% of
ADMINISTRATION CHARGE          Policy and on each day         Account Value during the     Account Value during the
                                                              first 20 Policy Years, and   first 20 Policy Years, and
                                                              annual rate of 0.07%         annual rate of 0.07%
                                                              thereafter                   thereafter


------------------------------ ------------------------------ ---------------------------- -------------------------------
------------------------------ ------------------------------ ---------------------------- -------------------------------
SUPPLEMENTAL TERM INSURANCE    On the Date of Issue of the
RIDER CHARGE(5)                Policy and on each Monthly
                               Policy Date
o     Minimum and Maximum                                     $0.084 to $83.33 per $1000   $0.014 to $16.994 per $1000
     Charge(6)                                                of Supplemental Term         of Supplemental Term
                                                              Insurance Amount per month   Insurance Amount per month
|X|      Charge for a 45
     year old male nonsmoker                                  $0.28 per $1000 of
     in the full medical                                      Supplemental Term            $0.046 per $1000 of
     preferred nonsmoker                                      Insurance Amount per month   Supplemental Term Insurance
     underwriting class,                                                                   Amount per month
     Policy Year 1

------------------------------ ------------------------------ ---------------------------- -------------------------------



(5) Cost of insurance charges vary based on the Insured's Attained Age, Rate Class, underwriting method, Duration, and Net Amount at Risk. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed and current cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(6) The minimum guaranteed charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 20; the minimum current charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 26; the maximum guaranteed charge is based on an Insured with the following characteristics: all persons at Attained Age 98; the maximum current charge is based on an Insured with the following characteristics: male, guaranteed issue smoker, Attained Age 98, Issue Age 85.

(7) The current Mortality and Expense Risk Charge is at the following percentages of Account Value: Years 1 - 7: 0.22%;Years 8 -10: 0.12%; Years 11-20: 0.02%, and Year 21 and thereafter: 0.00%


                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2004. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):


------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.10%                         2.57%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------

The annual expenses as of December 31, 2004 (unless otherwise noted) of each individual portfolio company, before any fee waivers or expense reimbursements, are shown below.(1)

                                                                                                         Gross Total
                                                             Management                     Other        Annual
Portfolio                                                    Fees              12b-1        Expenses     Expenses
                                                                               Fees(2)
Sentinel Variable Products Trust
      Balanced Fund                                          0.55%             N/A          0.33%        0.88%(3)
      Bond Fund                                              0.40%             N/A          0.31%        0.71%(3)
      Common Stock Fund                                      0.42%             N/A          0.25%        0.67%
      Growth Index Fund                                      0.30%             N/A          1.85%        2.15%(3)
      Mid Cap Growth Fund                                    0.48%             N/A          0.32%        0.80%
      Money Market Fund                                      0.25%             N/A          0.29%        0.54%(3)
      Small Company Fund                                     0.43%             N/A          0.29%        0.72%
AIM Variable Insurance Funds
      AIM V.I. - Dynamics Fund - Series I Shares(4)          0.75%             N/A          0.39%        1.14%(3)
      AIM V.I. - Health Sciences Fund - Series I Shares(4)   0.75%             N/A          0.36%        1.11%(3)
      AIM V.I. - Technology Fund - Series I Shares(4)        0.75%             N/A          0.40%        1.15%
The Alger American Fund
      Alger American Growth Portfolio - Class O Shares       0.75%             N/A          0.10%        0.85%
      Alger American Leveraged AllCap - Class O Shares       0.85%             N/A          0.12%        0.97%
      Alger American Small Capitalization - Class O Shares   0.85%             N/A          0.12%        0.97%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                           0.70%             N/A          0.00%        0.70%
      VP Value Portfolio                                     0.93%             N/A          0.00%        0.93%
      VP Inflation Protection, Class II                      0.49%             0.25%        0.00%        0.74%
Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares, Socially Responsible Growth Fund, Inc. 0.75%             N/A          0.07%        0.82%
Fidelity(R) Variable Insurance Products Initial Class
      Investment Grade Bond Portfolio                        0.43%             N/A          0.13%        0.56%
      Overseas Portfolio                                     0.72%             N/A          0.19%        0.91%(3)
J.P. Morgan Series Trust II
      JP Morgan International Equity Portfolio               0.60%             N/A          0.60%        1.20%
      JP Morgan Small Company Portfolio                      0.60%             N/A          0.55%        1.15%
Universal Institutional Funds, Inc.
      Core Plus Fixed Income Portfolio                       0.38%             N/A          0.32%        0.70%(3,5)
      Emerging Markets Equity Portfolio                      1.25%             N/A          0.46%        1.71%(3)
      High Yield Portfolio                                   0.45%             N/A          0.40%        0.85%(3,5)
      U.S. Real Estate Portfolio                             0.76%             N/A          0.26%        1.02%(3,5)
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                     0.83%             N/A          0.08%        0.91%
Scudder VIT Funds
      EAFE(R) Equity Index Fund                                0.45%             N/A          0.37%        0.82%(3)
      Equity 500 Index Fund                                  0.20%             N/A          0.09%        0.29%(3)
      Small Cap Index Fund                                   0.35%             N/A          0.13%        0.48%(3)
Wells Fargo Funds
      Wells Fargo Advantage Discovery Fund(6)                .75%              .25%         .22%         1.22%
      Wells Fargo Advantage Opportunity Fund(6)              .72%              .25%         .20%         1.17%



                                      -7-


(1) The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain portfolios may impose a redemption fee of no more than 2% of the amount of portfolio shares redeemed. We may be required to implement a portfolio's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each portfolio's prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.

(3) Certain of the portfolios receive voluntarily and/or contractual waivers of fees and/or reimbursements of expenses from their investment advisers or other affiliates. However, there may be no legal obligation to continue these arrangements for any particular period of time. We are aware that (1) a National Life Insurance Company affiliate has committed to maintain the reimbursement arrangements for the named Sentinel Variable Products Funds until at least December 31, 2005, (2) AIM Advisors, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Expenses for the AIM V.I. Dynamics, Health Sciences, and Technology Funds-Series I to 1.30% (excluding certain expenses) through April 30, 2006 and to waive a portion of its advisory fees for the AIM V.I. Dynamics and Health Sciences Funds-Series I from January 1, 2005 through June 30, 2006, (3) Neuberger Berman Management Inc. has agreed to waive fees and reimburse certain expenses through December 31, 2008 that exceed 1% for I Class Partners Portfolios, (4) effective November 1, 2004, Morgan Stanley Investment Management, Inc. has agreed to limit Total Annual Expenses for the Emerging Markets Equity Portfolio to 1.65%, (5) the EAFE(R) Equity Index, Equity 500 Index, and Small Cap Index Funds' investment manager, underwriter and accounting agent have agreed to limit Total Annual Expenses for the Fund to 0.65% for the EAFE(R) Equity Index Fund, 0.30% for the Equity 500 Index Fund, and 0.45% for the Small Cap Index Fund for one year commencing on May 1, 2005, and (6) Wells Fargo Funds Management, LLC has committed to maintain the waiver/reimbursement arrangements for the Wells Fargo Advantage Discovery and Opportunity Funds through April 30, 2007. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these waiver/reimbursement arrangements into account, annual operating expenses of those portfolios having such arrangements are shown below.

                                                                   Net Total
                                                                    Annual
     Portfolio                                                     Expenses
     Sentinel Variable Products Trust
          Balanced Fund                                              0.81%
          Bond Fund                                                  0.69%
          Growth Index Fund                                          0.60%
          Money Market Fund                                          0.40%
     AIM Variable Insurance Funds
          AIM V.I. - Dynamics Fund - Series I Shares                 1.13%
          AIM V.I. - Health Sciences Fund- Series I Shares           1.10%
     Fidelity(R) Variable Insurance Products Initial Class
          Overseas Portfolio                                         0.87%
     Universal Institutional Funds, Inc.
          Emerging Markets Equity Portfolio                          1.65%
          High Yield Portfolio                                       0.80%
     Neuberger Berman Advisers Management Trust
          S Class, Fasciano Portfolio                                1.41%
     Scudder VIT Funds
          EAFE(R) Equity Index Fund                                  0.65%
          Small Cap Index Fund                                       0.45%
     Wells Fargo Variable Trust
          Wells Fargo Advantage Discovery  Fund                      1.15%
          Wells Fargo Advantage Opportunity Fund                     1.07%


(4)Effective April 30, 2004, the INVESCO VIF - Dynamics Fund reorganized into the AIM V.I. - Dynamics Fund, the INVESCO VIF - Health Sciences Fund reorganized into the AIM V.I. - Health Sciences Fund, and the INVESCO VIF - Technology Fund reorganized into the AIM V.I. - Technology Fund.

(5)Expenses have been restated to reflect current fees.

(6)Effective April 11, 2005, the Strong Mid Cap Growth Fund II reorganized into the Wells Fargo Advantage Discovery Fund and the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. Other expenses for the Wells Fargo

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

                         NATIONAL LIFE INSURANCE COMPANY


National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.


                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our general account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund may also become extremely low and possibly negative.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.



------------------------------------------------ ----------------------------- ----------------------------------- -----------------
PORTFOLIO                                        TYPE OF FUND                  INVESTMENT ADVISER                  SUBADVISER
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Sentinel Variable Products Trust:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Common Stock Fund                             Large Value Equity            NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Growth Index Fund                             Index Equity                  NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Mid Cap Growth Fund                           Mid Cap Growth Equity         NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Money Market Fund                             Money Market                  NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Company Fund                            Small Blend Equity            NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Bond Fund                                     Investment-Grade Bond         NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Balanced Fund                                 Hybrid Equity and Debt        NL Capital Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
AIM Variable Insurance Funds
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   AIM V.I.-Dynamics Fund - Series I Shares      Mid Cap Growth Equity         A I M Advisors, Inc.                None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   AIM V.I.-Health Sciences Fund - Series I      Sector Equity                 A I M Advisors, Inc.                None
   Shares
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   AIM V.I.-Technology Fund - Series I Shares    Sector Equity                 A I M Advisors, Inc.                None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
The Alger American Fund:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Growth Portfolio - Class O Shares             Large Growth Equity           Fred Alger Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Leveraged AllCap Portfolio - Class O Shares   Growth Equity                 Fred Alger Management, Inc.         None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Capitalization Portfolio - Class O      Small Growth Equity           Fred Alger Management, Inc.         None
   Shares
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
American Century Variable Portfolios, Inc.:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Income & Growth Portfolio                  Large Value Equity            American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Value Portfolio                            Mid Cap Value Equity          American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   VP Inflation Protection Fund, Class II        Income                        American Century Investment         None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Dreyfus Socially Responsible Growth Fund, Inc.   Large Cap Growth              The Dreyfus Corporation             None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Scudder VIT Funds:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   EAFE(R) Equity Index Fund*                      International Index Equity    Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Equity 500 Index Fund                         Index Equity                  Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Small Cap Index Fund                          Index Equity                  Deutsche Asset Management, Inc.     Northern Trust
                                                                                                                   Company, Inc
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Fidelity(R) Variable Insurance Products Initial
Class:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Overseas Portfolio                            International Equity          Fidelity Management & Research    FMR U.K., FMR Far
                                                                               Company                           East, and Fidelity
                                                                                                                 international
                                                                                                                 Investment Advisers
------------------------------------------------ ----------------------------- ----------------------------------- -----------------




                                      -10-

------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Investment Grade Bond Portfolio               Investment Grade Bond         Fidelity Management & Research      None
                                                                               Company
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
J.P. Morgan Series Trust II:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   JP Morgan International Equity Portfolio      International Equity          J.P. Morgan Investment Management   None
                                                                               Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   JP Morgan Small Company Portfolio             Small Blend Equity            J.P. Morgan Investment Management   None
                                                                               Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Morgan Stanley Universal Institutional Funds:
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Emerging Markets Equity Portfolio             International Equity          Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Core Plus Fixed Income Portfolio              Investment Grade Bond         Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   High Yield Portfolio                          Below Investment Grade Bond   Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   U.S. Real Estate Portfolio                    Sector Equity                 Morgan Stanley Investment           None
                                                                               Management, Inc.
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Neuberger Berman Advisers Management Trust
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Partners Portfolio                            Large Value                   Neuberger Berman Management, Inc.   None
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
Wells Fargo Variable Trust
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Wells Fargo Advantage Discovery Fund          Mid Cap Growth Equity         Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                   Management,
                                                                                                                   Incorporated
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
------------------------------------------------ ----------------------------- ----------------------------------- -----------------
   Wells Fargo Advantage Opportunity Fund        Mid Cap Blend                 Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                   Management,
                                                                                                                   Incorporated
------------------------------------------------ ----------------------------- ----------------------------------- -----------------

*Effective July 25, 2005, this Fund is liquidating. Therefore, effective May 2, 2005, no new investments will be accepted in this Fund.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2004, the percentages ranged from 0.10% to 0.25%, and the dollar amounts received ranged from $32 to $5,265 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required These changes include, among others:

     1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

         (i) operating the Separate Account as a management company under the 1940 Act
         (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
         (iii) combining or substituting separate accounts
         (iv) transferring the assets of the Separate Account to another separate account
         (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
         (vi) making other technical changes in the Policy to conform with any action described herein;

     2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

     3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

     4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

     5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio). The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each subaccount by the net asset value of the Fund corresponding to the subaccount.


If we do not receive voting instructions on time from some Owners, we will vote those shares "for" or "against" the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.


NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2004.

The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.


                                                                                               FOR THE YEAR ENDED
                                                                    ----------------------------------------------
DECEMBER 31,
                                                               Subaccount
                                                               Effective
                                                                  Date       2004      2003     2002      2001     2000      1999

    Sentinel
       Common Stock Subaccount                                  03/01/99       9.30%   30.40%   -17.60%   -8.39%       N/A      N/A
       Mid Cap Growth Subaccount                                03/01/99      11.97%   40.75%   -24.33%  -24.50%       N/A      N/A
       Small Company Subaccount                                 03/01/99      15.54%   38.36%   -14.20%    5.01%       N/A      N/A
       Growth Index Subaccount                                  12/01/00       5.01%   23.00%   -24.28%  -13.72%    -4.33%      N/A
       Bond Portfolio Subaccount                                03/01/99       4.31%    7.44%     8.74%    7.06%     9.23%   -0.62%
       Balanced Portfolio Subaccount                            03/01/99       7.10%   19.51%   -10.55%   -7.32%     8.40%    2.41%
       Money Market Subaccount                                  03/01/99       0.63%   -0.05%     1.01%    3.38%       N/A      N/A
    Alger
       Alger American Growth  Subaccount
                                                                03/01/99       5.16%   34.11%   -33.21%  -12.10%   -15.05%   28.54%
       Alger American Leveraged AllCap Portfolio  Subaccount
                                                                12/01/00       7.84%   33.68%   -34.12%  -16.20%    -0.89%      N/A
       Alger American Small Capitalization  Subaccount          03/01/99      16.20%   41.23%   -26.46%  -29.74%   -27.43%   46.92%
    American Century .
       VP Value  Subaccount                                     03/01/99      13.97%   27.95%   -12.90%   12.46%    17.76%    6.58%
       VP Income & Growth  Subaccount                           03/01/99      12.63%   28.34%   -19.63%   -8.65%   -10.91%   18.85%
       VP Inflation Protection, Class II  Subaccount            04/07/03       5.49%    4.79%       N/A      N/A       N/A      N/A
    Dreyfus
       Dreyfus Socially Responsible Growth Subaccount           12/01/2000     5.87%   25.02%   -29.17%  -22.82%    -0.39%      N/A
    Fidelity(R)
       Investment Grade Bond Subaccount                         12/01/2000     4.12%    4.37%     9.99%    8.12%     2.08%      N/A


       Overseas Subaccount                                      12/01/2000    13.27%
                                                      -21.42%       -0.97%       N/A                                          42.25%
    -20.53%
    AIM
       V.I. - Dynamics  Subaccount                              12/01/00      12.98%   36.75%   -32.12%  -31.36%     3.26%      N/A
       V.I. - Health Sciences Subaccount                        12/01/00       7.23%   26.78%   -24.69%  -12.87%     4.85%      N/A
       V.I. - Technology Subaccount                             12/01/00       4.30%   44.16%   -47.01%  -46.00%    -3.98%      N/A
    J.P. Morgan
       JP Morgan International Equity Subaccount                03/01/99      17.99%   31.40%   -18.57%  -19.40%   -16.11%   39.93%
       JP Morgan Small Company  Subaccount                      03/01/99      26.76%   34.91%   -21.90%   -8.32%   -11.61%   55.30%
    Neuberger Berman
       Partners  Subaccount                                     03/01/99      18.59%   34.03%   -24.38%   -3.14%     0.37%    8.09%


    Wells Fargo
       Wells Fargo Discovery Subaccount (formerly Strong       03/01/999
       Variable Insurance Funds, Inc - Mid Cap Growth Fund                             33.17%   -37.75%  -24.56%   -22.35%   87.95%
       II)                                                                    18.77%
       Wells Fargo Advantage Opportunity   Subaccount
       (formerly Strong Opportunity Fund II)                    03/01/99      17.84%   35.94%   -27.05%   10.83%    -7.98%   33.84%
    Scudder
       EAFE(R) Equity Index Subaccount                          05/04/1999    18.68%   32.31%   -21.85%  -24.93%   -16.93%   20.27%
       Equity 500 Index Subaccount                              05/04/1999    10.24%   27.15%   -22.56%  -12.46%    -9.53%   10.60%
       Small Cap Equity Index Subaccount                        05/04/1999    17.38%   45.28%   -20.84%    1.74%    -4.18%   17.06%
    Morgan Stanley
       High Yield Subaccount                                    12/01/2000    22.72%   24.73%    -7.57%   -4.78%     3.70%      N/A
       US Real Estate Subaccount                                12/01/2000     4.03%   36.44%    -1.10%    9.49%     5.78%      N/A
       Fixed Income Subaccount                                  12/01/2000     9.13%    3.81%     6.98%    8.97%     2.49%      N/A
       Emerging Markets Equity Subaccount                       12/01/2000    35.96%   48.50%    -9.19%   -6.79%    -1.21%      N/A


                                   THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

      To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Initial Premium must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy is generally $5000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy owned by an individual, is $100,000.

  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

This Policy can be issued for Insureds with Issue Ages of at least 20. The maximum Issue Age for full medical underwriting is 85. The maximum Issue Age for guaranteed underwriting and simplified issue underwriting is 65. The Minimum Face Amount is $5000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the proposed Insured meet certain underwriting standards satisfactory to us. In simplified issue cases, the application will ask 3 medical questions about the Insured. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the later of the 10th day after you receive the Policy, or the 10th day after we mail notice of policy issue to the Owner, or any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. For Policies that are intended to be used in multiple employer welfare benefit plans established under ss.419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss.419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

  PREMIUMS

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each subsequent premium payment must be at least $300. Subject to certain limitations described below, you have considerable flexibility in determining the amount and frequency of premium payments.

At the time of application, you may select a Planned Annual Premium schedule, based on a periodic billing mode of annual payments. You may request us to send an annual premium reminder notice. You may change the Planned Annual Premium amount. Payments may be made by wire transfer or by check.

You are not required to pay the Planned Annual Premiums in accordance with any specified annual schedule. You may pay premiums in any amount (subject to the $300 minimum and the limitations described in the next section), frequency and time period. Payment of the Planned Annual Premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Cumulative Minimum Monthly Premium, then the Policy will remain in force for at least 5 years). Instead, the duration of the Policy depends upon the Policy's Net Account Value. Thus, even if Planned Annual Premiums are paid, the Policy will lapse whenever the Net Account Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, and the Cumulative Minimum Monthly Premium has been paid).

  Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless we are notified in writing that the amount is to be applied as a loan repayment. No premium payments may be made after the Insured reaches Attained Age 99. However, loan repayments will be permitted after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount plus the Account Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Account Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.)

Under either Death Benefit Option, if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. With regard to a Policy's inside build-up, in the case of Policies to which the Guideline Premium Test for federal income tax law compliance applies, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under such a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment.

  The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect such change. (See "Federal Income Tax Considerations," below)

  Unless the Insured provides satisfactory evidence of insurability, we reserve the right to limit the amount of any premium payment if it increases the Net Amount at Risk.

  For Policies to which the Cash Value Accumulation Test for federal income tax law compliance applies, the Internal Revenue Code does not provide any limits on premium payments in determining whether a policy qualifies as life insurance under the Code.

  ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Loads. In the application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account. You may change these allocations at any time by written notice to us at our Home Office. The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office, based on the allocation percentages then in effect. Please note that if you submit your premium to your agent, we will not begin processing the premium until we have received it from your agent's selling firm.

Any portion of the Initial Premium and any subsequent premiums received by National Life before the end of the free-look period held in the Money Market Subaccount until the earliest of:

        1. the end of the tenth day following receipt of the Policy by the Owner, if we receive at our Home Office a signed delivery receipt for the Policy on or before that date;
        2. the end of the day on which we receive at the Home Office a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days following receipt of the Policy by the Owner; or
        3. the end of the 20th day following receipt of the Policy by the Owner, otherwise.

We will then, on the next Valuation Date, allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the allocation percentage set forth in the application for such Subaccount.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

You may transfer the Account Value among the Subaccounts of the Separate Account on any business day by making a written transfer request to us. Transfer requests must be in a form acceptable to us. Transfers among the Subaccounts of the Separate Account are made as of the Valuation Date on which the request for transfer is received at our Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (i.e., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount or Subaccounts. However, Account Value may not be allocated to more than ten Subaccounts at any one time.

Currently an unlimited number of transfers is permitted without charge, and we have no current intent to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice to Policy Owners, to change this policy so as to deduct a transfer charge of up to $25 from each transfer in excess of the twelfth transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers effected on the same Valuation Date are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of the transfer right for change of investment policy, and the reallocation from the Money Market Subaccount following the free look period after the date the Policy is delivered, will not be subject to a transfer charge and will not count against the twelve free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

DISRUPTIVE TRADING


POLICY. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:


o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
o        increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.


We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transferswhen we believe the Owner is not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policy should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.


OMNIBUS ORDERS. Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as "market timers" to make transfers that we do not believe involve "market timing," and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.


TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY

If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Account Value in such Subaccount to another Subaccount, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCOUNT VALUE

The Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the Loan Account. In Policy Years one and two, the Cash Surrender Value is the Account Value reflecting the Distribution Charge Refund, except when the state of governing jurisdiction is New York. In Policy Years 1 to 5 the Cash Surrender Value is further enhanced by reflecting the nonguaranteed enhancement, if applicable, described under "Enhancement of Cash Surrender Value in the Early Policy Years", below. For Policies for which the state of governing jurisdiction is New York, Cash Surrender Value is calculated as the Account Value plus the nonguaranteed enhancement described below under "Enhancement of Cash Surrender Value in the Early Policy Years". After the fifth Policy Anniversary, the Cash Surrender Value is equal to the Account Value. There is no guaranteed minimum for the Account Value in any of the Subaccounts of the Separate Account and, because the Account Value on any future date depends upon a number of variables, it cannot be predetermined.

The Net Account Value and Net Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest, and charges assessed in connection with the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Date multiplied by the Net Investment Factor for that Subaccount on that Valuation Date.

NET INVESTMENT FACTOR. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

The asset charges for mortality and expense risks and for separate account administration will be deducted in determining the applicable Net Investment Factor.

CALCULATION OF ACCOUNT VALUE. The Account Value is determined first on the date the Initial Premium is credited to the Policy and thereafter on each Valuation Date. On the date the Initial Premium is credited to the Policy, the Account Value will be the Net Premiums received, plus any earnings prior to that date, less the Monthly Deduction(s) due on such date. On each Valuation Date thereafter, the Account Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2)      The value attributable to the Policy in the Loan Account.

ENHANCEMENT TO CASH SURRENDER VALUE IN THE EARLY POLICY YEARS

For Policies other than those for which the state of governing jurisdiction is New York, National Life currently provides enhancements to the Cash Surrender Values of the Policies during the first five Policy Years, to the extent shown below. National Life intends to recover these enhancements through charge-backs of distribution expenses. The enhancements are not guaranteed, however.


POLICY YEAR                CASH SURRENDER VALUE ENHANCEMENT

         1                 lesser of:       (w) 4% of the first year premium, or
                                            (x) 2/3 of the total first year
                                                Distribution Charge

         2                 sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         3                 sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         4                 60% of the sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         5                 20% of the sum of:
                           (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                           (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge.

For Policies for which the state of governing jurisdiction is New York, the enhancement adds to Account Value as shown below:

Policy year 1:                An amount equal to one third (1/3) of first year
                              premium load plus lower of 4% of first year
                              premium or two third of the total first year
                              premium load
Policy year 2                 Amount of enhancement in Policy Year 1 plus an
                              amount equal to lower of 6% of second year premium
                              or second year premium load less 2% of second year
                              premium
Policy year 3:                Same as in Policy Year 2
Policy year 4:                60% of enhancement in Policy Year 3
Policy year 5:                20% of enhancement in Policy year 3
Policy year 6 and
thereafter:                   Enhancement is zero.


                                  DEATH BENEFIT

GENERAL. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The Death Benefit payable under Option A will be the greater of the Face Amount or the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the Death Benefit will be the greater of the Face Amount plus the Account Value on the date of death, or the Death Benefit Factor times the Cash Surrender Value on the date of death, in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

FEDERAL INCOME TAX LAW COMPLIANCE TEST OPTIONS. The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under section 7702 of the Internal Revenue Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding Policy loans and accrued interest, and any unpaid Monthly Deductions, must always be equal to or greater than the Cash Surrender Value multiplied by a certain percentage (the "Death Benefit Factor"). Thus, the Policy has been structured so that the Death Benefit may increase above the Face Amount in order to comply with the applicable test. The Death Benefit Factor for the Guideline Premium Test varies only by age, as shown below:

                          DEATH                                   DEATH
     ATTAINED AGE         BENEFIT FACTOR         ATTAINED AGE    BENEFIT FACTOR
     ------------         -----------------     --------------   ---------------
        40 and under      250%                  70                115%
        45                215%                  75-90             105%
        50                185%                  91                104%
        55                150%                  92                103%
        60                130%                  93                102%
        65                120%                  94                101%
                                                95+               100%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

  The Death Benefit Factor for the Cash Value Accumulation Test varies by age and sex, and generally such Death Benefit Factors are different from those for the Guideline Premium Test. The Guideline Premium Test also imposes maximum premium limits, whereas the Cash Value Accumulation test does not.

  You must select and specify on the application which of the two federal tax death benefit compliance tests will apply. Once the Policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. You should take into account in considering the Guideline Premium Test that both Option A and Option B are available, and that it is possible to change from time to time between Option A and Option B. Since the selection of the federal tax death benefit compliance test depends on complex factors and may not be changed, prospective purchasers of the Policy should consult with a qualified tax adviser before making this election.

  In 2001 we began to use uni-smoke factors for purposes of testing compliance with section 7702, rather than the smoker distinct factors used previously.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options: Option A and Option B. Policies which use the Guideline Premium Test as the federal tax death benefit compliance test may select either Death Benefit Option A or Option
B. You designate the Death Benefit Option in the application, and you may change it as described in "Change in Death Benefit Option," below. Only Option A is available for Policies which use the Cash Value Accumulation Test as the federal tax death benefit compliance test.

OPTION A. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor, in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40, THE GUIDELINE PREMIUM TEST HAS BEEN ELECTED, AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE A DEATH BENEFIT OF $200,000, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THE DEATH BENEFIT FACTOR FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE CASH SURRENDER VALUE, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $80,000 THE DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE WILL INCREASE THE DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH A CASH SURRENDER VALUE OF $90,000 WILL HAVE AN DEATH BENEFIT OF $225,000 (2.50 X $90,000, AND A CASH SURRENDER VALUE OF $150,000 WILL HAVE AN DEATH BENEFIT OF $375,000 (2.50 X $150,000).

Similarly, any time the Cash Surrender Value exceeds $80,000, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

If the Cash Value Accumulation Test for tax compliance applies to a Policy, the Death Benefit Factors will be different but the above example otherwise applies.

OPTION B. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Account Value and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor (shown in the table above), in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions. As noted above, Option B is only available for Policies on which the Guideline Premium Test has been elected.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN DEATH BENEFIT OF $200,000 PLUS THE CASH SURRENDER VALUE, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 CASH SURRENDER VALUE WILL HAVE A DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE APPLICABLE DEATH BENEFIT FACTOR IS 250%, THE DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE CASH SURRENDER VALUE. AS A RESULT, IF THE CASH SURRENDER VALUE EXCEEDS $133,333, THE DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE ABOVE $133,333 WILL INCREASE THE DEATH BENEFIT BY $2.50. AN INSURED WITH A CASH SURRENDER VALUE OF $150,000 WILL HAVE A DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND A CASH SURRENDER VALUE OF $200,000 WILL YIELD A DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE CASH SURRENDER VALUE WILL REDUCE THE DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE CASH SURRENDER VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE, THE DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE.

At Attained Age 99, Option B automatically becomes Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, the Death Benefit Option in effect for Policies which have elected the Guideline Premium Test as the federal tax death benefit compliance test may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Anniversary on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Account Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Account Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Account Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Account Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made..

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance (such limitations apply only to Policies to which the Guideline Premium Test for federal income tax law compliance has been elected), we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Account Value in the following circumstances. The Death Benefit under Option A will vary with the Account Value whenever the Death Benefit Factor multiplied by the Cash Surrender Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Account Value and (b) the Cash Surrender Value multiplied by the Death Benefit Factor.

SUPPLEMENTAL TERM INSURANCE. As discussed in more detail under "Supplemental Term Insurance Rider", below, we offer optional term insurance. This rider provides a death benefit upon death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy.

ABILITY TO ADJUST FACE AMOUNT


Subject to certain limitations, you may increase or decrease the Policy's Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following our approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. The Face Amount, and any change in Face Amount, do not include any coverage provided by the Term Rider, if it has been elected.


INCREASE. To obtain an increase in the Face Amount, you should submit an application for the increase. We reserve the right to require evidence satisfactory to us of the Insured's insurability, if the Net Amount at Risk would increase. For Policies issued on the basis of guaranteed issue underwriting, increases in Face Amount are limited to a maximum of 10% without medical underwriting. Automated annual increases in Face Amount of specified percentages or dollar amounts, or in the amount of premium payments, may be elected. You may not increase the Face Amount after the Insured's Attained Age 85 (Attained Age 65 in the case of guaranteed issue or simplified issue underwriting).

On the effective date of an increase, and taking the increase into account, the Net Account Value must be greater than the Monthly Deductions then due. If the Net Account Value is not sufficient, the increase will not take effect until you make a sufficient additional premium payment to increase the Net Account Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

DECREASE. By providing a written request, you may decrease the Face Amount of the Policy. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $5000, or may not be less than the minimum amount for which the Policy qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Face Amount on the Date of Issue.

PAYMENT OF POLICY BENEFITS.

You may decide the form in which Death Benefit proceeds will be paid. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

Interest at the annual rate of 4% or any higher rate declared by us or required by law is paid on the Death Benefit from the date of death until payment is made.

Any amounts payable as a result of surrender, will ordinarily be paid within seven days of receipt of written request at National Life's Home Office in a form satisfactory to National Life. Any amounts payable as a result of a Withdrawal or Policy loan will ordinarily be paid within seven days of the Valuation Date on which such Withdrawal or Policy loan is validly requested. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

Generally, the amount of a payment will be determined as of the date of receipt by National Life of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of National Life policyholders.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

         GENERAL. You may, on any Valuation Date, borrow money from National Life using the Policy as the only security for the loan. In most states, the amount of these loans may not exceed the Policy's Net Account Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the next Monthly Policy Date. In Vermont , the maximum amount of all loans is the Net Account Value. For Policies for which the state of governing jurisdiction is New York, the maximum amount of all loans is calculated as follows:

As of the beginning of any Policy month, the greater of:

(1) Account Value plus Net Premium if any, less any Withdrawal, less the Minimum Net Premium, all discounted at the loan interest rate from the succeeding Policy Anniversary to present, less any outstanding Policy loan.
                                                     or

(2)      75% of the Net Account Value as of the date of the loan.

If the Policy has been purchased for employee benefit funding in the state of New York, then the maximum annual loan as a percentage of Net Account Value per each policy year during the first five Policy Years will not exceed the following percentages:

                             Policy Year Percentage
                                      1 30%
                                      2 45%
                                      3 60%
                                      4 75%
                                      5 90%

The Company reserves the right to increase the above percentages if the Owner provides a satisfactory written explanation pertaining to any unforeseen substantial loss of income or unforeseen increase in financial obligations.

While the Insured is living, you may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to us at our Home Office. Loan proceeds will be paid within seven days of the Valuation Date on which a valid loan request is received at our Home Office.

         INTEREST RATE CHARGED.  We currently charge the following interest rates on Policy loans:

                  Policy Years 1 - 7 : 4.47% per year;
                  Policy Years 8 - 10: 4.37% per year;
                  Policy Years 11 - 20 : 4.27% per year; and
                  Policy Years 21 and thereafter: 4.22% per year.

However, these interest rates are not guaranteed. We may in the future charge our guaranteed maximum interest rates of:

                  Policy Years 1 - 7 : 4.60% per year;
                  Policy Years 8 - 10 : 4.50% per year;
                  Policy Years 11 - 20 : 4.40% per year; and
                  Policy Years 21 and thereafter: 4.35% per year.

Interest is charged from the date of the loan and will be added to the loan balance at the end of the Policy Year and bear interest at the same rate. The tax treatment of no or low cost loans is uncertain (see "Tax Treatment of Policy Benefits, below).

ALLOCATION OF LOANS AND COLLATERAL. When a Policy loan is taken, Account Value is held in the Loan Account as Collateral for the Policy loan. Account Value is taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and hold the Collateral in the Loan Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. We will credit the amount held in the Loan Account as Collateral with interest at an effective annual rate of 4%.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Account Value, and may permanently affect the Death Benefit under the Policy. The effect on the Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts is less than or greater than the interest being credited on the amounts held as Collateral in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless it receives written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Loan Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Account Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Consequences - Distributions from Policies Classified as Modified Endowment Contracts," below.) The tax consequences associated with no or low cost Policy loans from a Policy that is not a modified endowment contract are unclear. A tax adviser should be consulted before taking out a Policy loan.


                           SURRENDERS AND WITHDRAWALS

At any time before the death of the Insured, you may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan and accrued interest. The Net Cash Surrender Value will be determined by National Life on the Valuation Date it receives, at its Home Office, a written surrender request signed by the Owner, and the Policy. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to National Life. We will ordinarily mail surrender proceeds to you within seven days of receipt of the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or draft, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See "Federal Income Tax Consequences - Tax Treatment of Policy Benefits," below).

Before the death of the Insured and on any Valuation Date after the first Policy Anniversary, you may withdraw a portion of the Policy's Net Account Value. The maximum Withdrawal is the Net Account Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction on the most recent Monthly Policy Date.

The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option and federal tax death benefit compliance test in effect and whether the Death Benefit is based on the applicable Death Benefit Factor times the Cash Surrender Value.

OPTION A. The effect of a Withdrawal on the Face Amount and Death Benefit under Option A and the Guideline Premium Test for tax law compliance is as follows:

                  If the Face Amount divided by the Death Benefit Factor times the Cash Surrender Value exceeds the Account Value just after the Withdrawal, a Withdrawal will reduce the Face Amount by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40, there is no indebtedness and there is no Term Insurance Amount. The applicable Death Benefit Factor is 250% for an Insured with an Attained Age under 40, if the Guideline Premium Test is in effect as the federal tax death benefit compliance test.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $30,000 WILL HAVE A DEATH BENEFIT OF $300,000. ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000 THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE DEATH BENEFIT FACTOR IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCOUNT VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

                  If the Face Amount plus the Term Insurance Amount, divided by the applicable Death Benefit Factor times the Cash Surrender Value does not exceed the Cash Surrender Value just after the Withdrawal, then the Face Amount is not reduced. The Face Amount will be reduced by the lesser of such excess or the amount of the Withdrawal.

                  A decrease in total insurance coverage shall apply first to any Supplemental Term Insurance Amount provided by a Term Rider on this Policy, then to any increase in Face Amount in reverse order in which they were made, and then to the Face Amount on the Date of Issue.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000, AN ACCOUNT VALUE OF $150,000, AND NO TERM INSURANCE AMOUNT WILL HAVE A DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE DEATH BENEFIT FACTOR IS $120,000, WHICH DOES NOT EXCEED THE ACCOUNT VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

         OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Death Benefit plus any outstanding Policy loans and any unpaid Monthly Deductions equals the Face Amount plus the Account Value, a Withdrawal will reduce the Account Value by the amount of the Withdrawal and thus the Death Benefit will also be reduced by the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $90,000 WILL HAVE A DEATH BENEFIT OF $390,000 ($300,000 + $90,000), ASSUMING NO OUTSTANDING POLICY LOANS AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $20,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $70,000 ($90,000 - $20,000) AND THE DEATH BENEFIT TO $370,000 ($300,000 +
           $70,000). THE FACE AMOUNT IS UNCHANGED.

                  If the Death Benefit immediately prior to the Withdrawal is based on the applicable Death Benefit Factor times the Cash Surrender Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Account Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable Death Benefit Factor times the Cash Surrender Value after deducting the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $210,000 WILL HAVE A DEATH BENEFIT OF $525,000 ($210,000 X 2.5), ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $60,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $150,000 ($210,000 - $60,000), AND THE DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCOUNT VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE
         DEATH BENEFIT BASED ON THE APPLICABLE DEATH BENEFIT FACTOR TIMES THE CASH SURRENDER VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

If you have elected the Cash Value Accumulation Test for tax law compliance, a Withdrawal will decrease Face Amount by an amount equal to the amount withdrawn times 1.00327374.

Because a Withdrawal can affect the Face Amount and the Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Net Account Value, the likelihood that the Policy will lapse is increased. A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance under the Guideline Premium Test, we will not allow such Withdrawal.

  You may request a Withdrawal only by sending a signed written request to the us at our Home Office. A Withdrawal will ordinarily be paid within seven days of the Valuation Date on which a valid Withdrawal request is received.

A Withdrawal of Net Account Value may have Federal income tax consequences. (See "Federal Income Tax Consequences - Tax Treatment of Policy Benefits," below.)


                             LAPSE AND REINSTATEMENT

POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Account Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid.

The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, you would have to during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Net Account Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years after the beginning of the Grace Period by submitting evidence of the Insured's insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. However, where the state of governing jurisdiction is New York, such payment is calculated as three times the Monthly Deduction due when the grace period began, plus any Premium Loads, accumulated at 6% per year, plus any debt owed to us on the Policy. Upon reinstatement, the Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The Policy Protection Period may not be reinstated.


                             CHARGES AND DEDUCTIONS


We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     o   the death benefits, cash and loan benefits provided by the Policy;
     o the funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;
     o the administration of various elective options under the Policy (including any riders); and
     o   the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

     o those associated with underwriting applications and changes in Face Amount and any riders;
     o various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
     o   sales and marketing expenses;
     o other costs of doing business, such as complying with federal and state regulatory requirements.

RISKS WE ASSUME INCLUDE THE RISKS THAT:

     o insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
     o the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.


PREMIUM LOADS

A Premium Load will be deducted from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge.

 The Distribution Charge is deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of applications of the applications, establishing Policy records, and Policy issue. We do not expect the Distribution Charge to cover all of these costs. To the extent they do not, we will cover the short-fall from our general account assets, which may include profits from the Mortality and Expense Risk Charge and the Cost of Insurance Charge. The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. For this purpose, the Target Premium equals
1.25 times the annual whole life premium which would be calculated for the Policy using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Currently Vermont-domiciled insurance companies are assessed a premium tax or a retaliatory tax on sales of life insurance in all states. Premium taxes generally range from 2% to 3.5%. Premium taxes may range up to 2% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky.


MONTHLY DEDUCTIONS

Charges will be deducted from the Account Value on or as of the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components - (a) the Cost of Insurance Charge, (b) the Policy Administration Charge, (c) for Policies issued on the basis of full medical underwriting, the Underwriting Charge, and (d) for Policies containing a Term Rider, the charges associated with the Term Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account.


COST OF INSURANCE CHARGE. The Cost of Insurance Charge is the primary charge for the death benefit provided by your Policy. The monthly Cost of Insurance Charge is calculated by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the Insured's age and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.


         (1) NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Death Benefit exceeds the Account Value. It measures the amount that National Life would have to pay in excess of the Policy's Account Value if the Insured died. The actual calculation uses the Death Benefit divided by 1.00327234 to take into account assumed monthly earnings at an annual rate of 4%. The Net Amount at Risk is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Account Value is first applied to the Face Amount on the Date of Issue. If the Account Value exceeds the Face Amount on the Date of Issue, the excess is then applied to any increases in Face Amount in the order such increases took effect.

      If the Net Amount at Risk increases, your monthly Cost of Insurance Charge will increase proportionately. The Net Amount at Risk may increase if, for example, the Death Benefit is based on the Face Amount and the Account Value decreases because of negative investment results. The Net Amount at Risk may also increase if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value and the Account Value rises because of positive investment results. The Net Amount at Risk may decrease in the opposite situations, and if it does, your monthly Cost of Insurance Charge will decrease proportionately.

           (2) COST OF INSURANCE RATE. Policies may be issued

                  (a) after full medical underwriting of the proposed Insured,

                  (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

                           (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

GUARANTEED RATES. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured's Attained Age, Rate Class, and the applicable 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table. If you are based in Montana you must generally select a "unisex" Rate Class.

CURRENT RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on the Insured's Attained Age, Rate Class, underwriting method, and Duration. These current cost of insurance rates are set based on National Life's anticipated mortality experience. Generally rates are higher for an older insured, if the Insured is a smoker, or if the Insured is in a substandard rate class (usually because of a health issue). Generally rates are lower for insureds in a fully medically underwritten preferred rate class. Rates may also be higher for a Policy that has a longer Duration, compared to another Policy with identical characteristics and a shorter Duration. As noted above, rates for Policies issued on the basis of guaranteed issue or simplified issue will generally be higher. We periodically review the adequacy of our current cost of insurance rates and may adjust their level if our anticipated mortality experience changes. However, our cost of insurance rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Rate Class, underwriting method, and with Policies of the same Duration.

A cost of insurance rate is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Face Amount on the Date of Issue (see "Rate Class", below). For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Death Benefit is based on the Cash Surrender Value times the Death Benefit Factor, the rate for the Rate Class for the Face Amount on the Date of Issue will be used for the amount of the Death Benefit in excess of the total Face Amount.

RATE CLASS. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into, for each of guaranteed issue, simplified issue, and full medical underwriting, male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex smoker, unisex unismoker, male unismoker, and female unismoker Rate Classes. For full medical underwriting cases, preferred and substandard rate classes may also apply. Substandard, Smoker, male, guaranteed issue and simplified issue Rate Classes reflect higher mortality risks. The unisex Rate Classes are not available in certain states.

COST OF TERM INSURANCE. For Policies which include the Term Rider, the cost of term insurance under the Rider will be the Supplemental Term Insurance Amount, divided by 1.00327234, times the same cost of insurance rates that apply to the Net Amount at Risk for the Face Amount.

POLICY ADMINISTRATION CHARGE. The Policy Administration Charge, which is currently $5.50 per month, will be deducted from the Account Value on or as of the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Policy Administration Charge may be increased, but is guaranteed never to exceed $8.00 per month.

UNDERWRITING CHARGE. Policies issued on the basis on full medical underwriting will be assessed an Underwriting Charge, deducted monthly as part of the Monthly Deduction. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge.

MORTALITY AND EXPENSE RISK CHARGE

A daily Mortality and Expense Risk Charge will be assessed against the Separate Account . The current annual rates are set forth below for the various Policy Years of a Policy.

    For Policy Years 1 - 7: 0.22% of Account Value in the Separate Account
    For Policy Years 8 -10: 0.12% of Account Value in the Separate Account
    For Policy Years 11-20: 0.02% of Account Value in the Separate Account; and For Policy Year 21 and thereafter: 0.00% of Account Value in the
       Separate Account.


We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the Separate Account at all times. We expect to profit from this charge and may use the charge for lawful purposes, including covering distribution expenses.


SEPARATE ACCOUNT ADMINISTRATION CHARGE

A daily Separate Account Administration Charge is assessed against the Separate Account. This daily charge is assessed at an annual rate of 0.10% of the Account Value in each Subaccount of the Separate Account. This charge is guaranteed not to increase. National Life currently intends to reduce the Separate Account Administration Charge for Policy Years after Policy Year 20 to 0.07% annually. This cost reduction is not guaranteed, however, and will be continued only if our expense experience with the Policies justifies it.

TRANSFER CHARGE


Currently, unlimited transfers are permitted among the Subaccounts. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of up to $25 on each transfer in excess of twelve transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.


If imposed, the transfer charge will be deducted from the Subaccounts based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account. All transfers effected on the same Valuation Date would be treated as one transfer transaction. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of the transfer right due to the change in investment policy of a Subaccount, or the initial reallocation of Account Values from the Money Market Subaccount to other Subaccounts, These transfers will not count against the twelve free transfers in any Policy Year.

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

POSSIBLE CHARGE FOR NATIONAL LIFE'S TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life's general account. Any investment earnings on tax charges accumulated in the Separate Account will be retained by National Life.


                        SUPPLEMENTAL TERM INSURANCE RIDER

At your option, the Term Rider, which is subject to the restrictions and limitations set forth in the Rider, may be included in a Policy. Election of the Term Rider will result in the Death Benefit including the Supplemental Term Insurance Amount. The charge for the Term Rider will be an amount included in the Monthly Deduction equal to the Supplemental Term Insurance Amount, divided by 1.00327234, times the cost of insurance rates which apply based on the Insured's then Attained Age, sex (if applicable) and Rate Class applicable to the Insured on the date of issue of the Term Rider. At issue, costs can be decreased by purchasing a higher Supplemental Term Insurance Amount through the use of the Term Rider, since there is no Target Premium associated with the Supplemental Term Insurance Amount, which may have the effect of reducing the Premium Loads. For Policies issued in the State of Florida, the Supplemental Term Insurance Rider is not available after age 95. For Policies for which the state of governing jurisdiction is New York, the Supplemental Term Insurance Rider expires at the end of day before the insured reaches Attained Age 80.


                         FEDERAL INCOME TAX CONSEQUENCES

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium tax compliance test. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with no or low cost Policy loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                          DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

Dealers are compensated for sales of the Policies by dealer concessions. During the first seven Policy Years, the gross dealer concession will not be more than 15% of the premiums paid up to the target Premium and 2.5% of the premiums paid in excess of the Target Premium. For Policy Years after Policy Year 7, the gross dealer concession will not be more than 5% of the premiums paid, up to the Target Premium, and 2.5% of the premiums in excess of the Target Premium. In addition, dealers will be paid amounts equal to 0.10% per annum of the Account Value in the Separate Account for the first twenty Policy Years, and 0.05% per annum of such amount thereafter. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                                  LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                            OTHER POLICY PROVISIONS

INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If it is found that the amount of any benefit provided by the Policy is incorrect because of misstatement as to age or sex (if applicable), the Account Value and the Death Benefit will be equitably adjusted on the basis of the correct facts. When adjusting the Account Value, the adjustment will take effect on the Monthly Policy Date on or next following the date we have proof to our satisfaction of such misstatement. When adjusting the Death Benefit the adjustment shall take effect as of the Monthly Policy Date preceding the date of death.


                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCOUNT VALUE                          The sum of the Policy's values in the
                                       Separate Account and the Loan Account.

ATTAINED AGE The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                            The person(s) or entity(ies) designated
                                       to receive all or some of the Death
                                       Benefit when the Insured dies. The
                                       Beneficiary is designated in the
                                       application or if subsequently changed,
                                       as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE The Account Value of the Policy reflecting, in Policy Years 1 and 2, the Distribution Charge Refund, and in Policy Years 1 to 5, the nonguaranteed enhancement during the first five Policy years described in this prospectus. The Cash Surrender Value is equal to the Account Value on the fifth Policy Anniversary and thereafter.

COLLATERAL                             The Account Value in the Loan Account
                                       which secures the amount of any Policy
                                       loan.

CUMULATIVE MINIMUM MONTHLY
PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month).

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE The date which is the first Monthly Policy Date, which is set forth in the Policy Schedule A. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                          Under Option A, the greater of (a) the
                                       Face Amount or (b) the Death Benefit
                                       Factor times the Cash Surrender Value on the date of death; under Option B, the greater of (a) the Face Amount plus the Account Value on the date of death, or
                                       (b) the Death Benefit Factor times the
                                       Cash Surrender Value on the date of
                                       death; in each case plus any Supplemental
                                       Term Insurance Amount, less any
                                       outstanding Policy loan and accrued
                                       interest, and less any unpaid Monthly
                                       Deductions.

DEATH BENEFIT FACTOR                   A percentage specified in either the Cash
                                       Value Accumulation Test or the Guideline
                                       Premium Test for qualification of a
                                       Policy as life insurance under the
                                       Internal Revenue Code, which when
                                       multiplied by the Cash Surrender Value,
                                       must always be less than or equal to the Death Benefit plus any outstanding Policy loans, accrued interest thereon, and any unpaid Monthly Deductions, and minus any dividends payable and any Supplemental term Insurance Amount.

DEATH BENEFIT STANDARD                 The Death Benefit Factor multiplied by
                                       the Cash Surrender Value of the Policy on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans plus accrued interest.

DISTRIBUTION CHARGE                    An amount deducted from each premium to
                                       cover the cost of distribution of the
                                       Policy. The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the target premium during the Policy Year. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.
                                       In Policy Years 8 and thereafter, the
                                       Distribution Charge will be 5% of
                                       premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.

DISTRIBUTION CHARGE REFUND             An amount which will be added to Account
                                       Value as of the time of the applicable
                                       first year premium payments, to determine the proceeds payable to the Owner upon surrender during in Policy Years 1 or 2.
                                       Such amount shall be equal to the lesser of (a) the Premium Loads on all premiums paid in the first Policy Year, less 2% of such premiums paid in the first Policy
                                       Year, or (b) one third of the Premium
                                       Loads paid on all premiums paid in the
                                       first Policy Year, plus 2% of such
                                       premiums, less the Premium Tax Charge.
                                       The Distribution Charge Refund is zero at all times after the first Policy Year.

DURATION The number of full years the insurance has been in force; for the Face Amount on the Date of Issue, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT The Face Amount of the Policy on the Date of Issue plus any increases in Face Amount and minus any decreases in Face Amount.

GRACE PERIOD A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment at least equal to three times the Monthly Deduction due the date when the Grace Period began, plus any Premium Loads.

HOME OFFICE                            National Life's Home Office at National
                                       Life Drive, Montpelier, Vermont 05604.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

LOAN ACCOUNT                           Account Value which is held in
                                       National Life's general account as
                                       Collateral for Policy loans.

MINIMUM FACE AMOUNT                    The Minimum Face Amount is $5000.

MINIMUM INITIAL PREMIUM                The minimum premium required to issue a
                                       Policy. The Minimum Initial Premium per
                                       set of Policies purchased at the same
                                       time and associated with a corporation or its affiliates, a trust, or a partnership, is $100,000.

MINIMUM MONTHLY PREMIUM                An amount stated in the Policy, the
                                       payment of which each month will keep the Policy from entering a Grace Period during the Policy Protection Period.

MONTHLY DEDUCTION                      The amount deducted in advance from the
                                       Account Value on each Monthly Policy
                                       Date. It includes the Policy
                                       Administration Charge, the Cost of
                                       Insurance Charge, and, if applicable, the Underwriting Charge and the charge for the Term Rider.

MONTHLY POLICY DATE                    The day in each calendar month which is
                                       the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation
                                       Date, the Monthly Policy Date will be
                                       deemed to be the next Valuation Date.

NET ACCOUNT VALUE                      The Account Value of a Policy less any
                                       outstanding Policy loans and accrued
                                       interest thereon.

NET AMOUNT AT RISK                     The amount by which (a) the Death
                                       Benefit, plus any outstanding Policy
                                       loans and accrued interest, and plus any unpaid Monthly Deductions, and divided by
                                       1.0032734 (to take into account earnings of 4% per annum solely for the purpose of computing Net Amount at Risk), exceeds
                                       (b) the Account Value.

NET CASH SURRENDER VALUE               The Cash Surrender Value of a policy less
                                       any outstanding Policy Loans and accrued interest thereon.

NET PREMIUM                            The remainder of a premium after the
                                       deduction of the Premium Loads.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

POLICY ADMINISTRATION CHARGE           A charge currently in the amount of $5.50
                                       per month included in the Monthly
                                       Deduction, which is intended to reimburse
                                       National Life for ordinary administrative expenses. National Life reserves the right to increase this charge up to an amount equal to $8.00 per month.

POLICY ANNIVERSARY                     The same day and month as the Date of
                                       Issue in each later year.

POLICY PROTECTION PERIOD               The first five years after the Date of
                                       Issue of a Policy during which the Policy will not lapse regardless of whether net
                                       Account value is sufficient to cover the Monthly Deductions, provided that premium payments at least equal to the Cumulative
                                       Minimum Monthly Premium have been paid.

POLICY YEAR                            A year that starts on the Date of Issue
                                       or on a Policy Anniversary.

PREMIUM LOADS                          A charge deducted from each premium
                                       payment, which consists of the
                                       Distribution Charge and the applicable
                                       Premium Tax Charge

PREMIUM TAX CHARGE                     A charge deducted from each premium
                                       payment to cover the cost of all
                                       applicable state and local premium taxes.

RATE CLASS                             The classification of the Insured for
                                       cost of insurance purposes. The Rate
                                       Classes are: for each of guaranteed
                                       issue, simplified issue, and full medical underwriting, there are male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex nonsmoker, unisex unismoker, male unismoker, and female unismoker. For full medical underwriting cases, preferred and substandard rate classes may also apply.

SUPPLEMENTAL TERM INSURANCE            Additional insurance coverage provided by
AMOUNT                                 the Term Rider, equal to,  under Option
                                       A, the Term Insurance Amount stated in
                                       the Policy less any excess of (a) the
                                       Policy's Death Benefit Standard over (b) the Policy's Face Amount on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero.
                                       Under Option B, the Supplemental Term
                                       Insurance Amount is equal to the Term
                                       Insurance Amount stated in the Policy
                                       less any excess of (a) the Policy's Death
                                       Benefit Standard over (b) the Policy's
                                       Face Amount on the date of the Insured's death, plus the Account Value of the Policy on the date of the Insured's
                                       Death, less the amount of any Monthly
                                       Deductions then due, and less any
                                       outstanding Policy loans and accrued
                                       interest thereon, but not less than zero.

TARGET PREMIUM                         An amount equal to 1.25 times the annual
                                       whole life premium which would apply to a Policy calculated by using the applicable
                                       1980 Commissioners Standard Ordinary
                                       Mortality Table and an interest rate of
                                       3.5%.

TERM INSURANCE AMOUNT                  An amount stated in the Policy on which
                                       the Supplemental Term Insurance Amount is based.

TERM RIDER                             An optional benefit that may be
                                       included in a Policy at the owner's
                                       option, which provides additional
                                       insurance coverage in the form of the
                                       Supplemental Term Insurance Amount.


VALUATION DATE                         Each day that the New York Stock Exchange
                                       is open for business other than the day
                                       after Thanksgiving and any day on which
                                       trading is restricted by directive of the Securities and Exchange Commission.
                                       Unless otherwise indicated, whenever an
                                       event occurs or a transaction is to be
                                       effected on a day that is not a Valuation
                                       Date, it will be deemed to have occurred on the next Valuation Date. A Valuation
                                       Day ends at the close of regular trading of the New York Stock Exchange.


VALUATION PERIOD                       The time between two successive
                                       Valuation Dates. Each Valuation Period
                                       includes a Valuation Date and any
                                       non-Valuation Date or consecutive
                                       non-Valuation Dates immediately preceding it.

WITHDRAWAL                             A payment made at the request of the
                                       Owner pursuant to the right in the Policy to withdraw a portion of the Policy's Net
                                       Account Value.

                                   APPENDIX A
                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                          AND NET CASH SURRENDER VALUES


         The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.


      The tables on Pages A-2 to A-10 illustrate a Policy issued to a male Insured, Age 45 in the full medical underwriting nonsmoker preferred Rate Class with a Face Amount of $250,000 and Planned Annual Premiums of $3,000 paid at the beginning of each Policy Year. The Death Benefits, Account Values and Net Cash Surrender Values would be lower if the Insured was in a smoker or substandard class, a guaranteed issue class or a simplified issue class, since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years.


      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the applicable 1980 CSO Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Mortality and Expense Risk Charge and the Policy Administration Charge are at the current rates.


      The amounts shown in all tables reflect (1) the Mortality and Expense Risk Charge, (2) the Separate Account Administration Charge, and (3) an averaging of certain other asset charges described below that may be assessed under the Policy. The other asset charges reflected in the Current and Guaranteed illustrations equals an average of 0.93%.This total is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account. These asset charges do not take into account expense reimbursement arrangements expected to be in place for 2005 for some of the Portfolios. If these reimbursement agreements were reflected, the Account Values and Net Cash Surrender Values of a Policy which allocates Policy Values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund and Portfolio expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if the actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premiums.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, the Death Benefit compliance test, Face Amount and Planned Annual Premiums requested and the application of the Term Rider, if requested.





                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 45                      FULL MEDICAL
DEATH BENEFIT OPTION B                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                        (NET ANNUAL RATE OF RETURN OF -1.60% FOR GUARANTEED CHARGES IN ALL
                         YEARS. FOR CURRENT CHARGES, -1.23% FOR THE FIRST SEVEN YEARS, -1.14%
                         FOR THE NEXT THREE YEARS, -1.04% FOR THE NEXT 10 YEARS, AND -0.99% FOR
                        YEARS AFTER THE TWENTIETH YEAR)

                Premium                         GUARANTEED                                    CURRENT
                                ----------------------------------------       ----------------------
End of          Accumulated                  Cash                                           Cash
Policy          at 5% Int.      Account      Surrender       Death             Account      Surrender       Death
YEAR            PER YEAR        VALUE        VALUE           BENEFIT           VALUE        VALUE           BENEFIT
----            --------        -----        -----           -------           -----        -----           -------

   1            3,150        1,573           1,720       251,573            2,297           2,565             252,297
   2            6,458        2,969           3,114       252,969            4,419           4,865             254,419
   3            9,930        4,272           4,272       254,272            6,446           6,746             256,446
   4           13,577        5,476           5,476       255,476            8,397           8,577             258,397
   5           17,406        6,574           6,574       256,574           10,280          10,340             260,280
   6           21,426        7,608           7,608       257,608           12,146          12,146             262,146
   7           25,647        8,516           8,516       258,516           13,951          13,951             263,951
   8           30,080        9,577           9,577       259,577           16,006          16,006             266,006
   9           34,734       10,480          10,480       260,480           17,987          17,987             267,987
  10           39,620       11,204          11,204       261,204           19,887          19,887             269,887
  11           44,751       11,735          11,735       261,735           21,701          21,701             271,701
  12           50,139       12,055          12,055       262,055           23,394          23,394             273,394
  13           55,796       12,156          12,156       262,156           24,940          24,940             274,940
  14           61,736       12,023          12,023       262,023           26,336          26,336             276,336
  15           67,972       11,630          11,630       261,630           27,589          27,589             277,589
  16           74,521       10,950          10,950       260,950           28,686          28,686             278,686
  17           81,397        9,956           9,956       259,956           29,608          29,608             279,608
  18           88,617        8,606           8,606       258,606           30,339          30,339             280,339
  19           96,198        6,852           6,852       256,852           30,860          30,860             280,860
  20          104,158        4,645           4,645       254,645           31,144          31,144             281,144
  25          150,340            0               0             0           28,711          28,711             278,711
  30          209,282            0               0             0           17,783          17,783             267,783


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                  MALE INSURED ISSUE AGE 45                        FULL MEDICAL
DEATH BENEFIT OPTION A                                ANNUAL PREMIUM $3,000                            PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

                                        ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                               (NET ANNUAL RATE OF RETURN OF 4.30% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 4.69% FOR THE FIRST SEVEN YEARS, 4.80%
                                FOR THE NEXT THREE YEARS, 4.90% FOR THE NEXT 10 YEARS, AND 4.95% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                          GUARANTEED                                      CURRENT
                                        ----------------------------------------         ----------------------
End of                 Accumulated                    Cash                                             Cash
Policy                 at 5% Int.       Account       Surrender      Death               Account       Surrender       Death
YEAR                   PER YEAR         VALUE         VALUE          BENEFIT             VALUE         VALUE           BENEFIT
----                   --------         -----         -----          -------             -----         -----           -------

   1                    3,150         1,700          1,857         250,000             2,442           2,719           250,000
   2                    6,458         3,323          3,486         250,000             4,849           5,313           250,000
   3                    9,930         4,949          4,949         250,000             7,302           7,602           250,000
   4                   13,577         6,574          6,574         250,000             9,821          10,001           250,000
   5                   17,406         8,190          8,190         250,000            12,420          12,480           250,000
   6                   21,426         9,837          9,837         250,000            15,153          15,153           250,000
   7                   25,647        11,457         11,457         250,000            17,982          17,982           250,000
   8                   30,080        13,346         13,346         250,000            21,247          21,247           250,000
   9                   34,734        15,190         15,190         250,000            24,629          24,629           250,000
  10                   39,620        16,968         16,968         250,000            28,126          28,126           250,000
  11                   44,751        18,662         18,662         250,000            31,754          31,754           250,000
  12                   50,139        20,251         20,251         250,000            35,478          35,478           250,000
  13                   55,796        21,720         21,720         250,000            39,285          39,285           250,000
  14                   61,736        23,050         23,050         250,000            43,178          43,178           250,000
  15                   67,972        24,207         24,207         250,000            47,170          47,170           250,000
  16                   74,521        25,155         25,155         250,000            51,261          51,261           250,000
  17                   81,397        25,855         25,855         250,000            55,441          55,441           250,000
  18                   88,617        26,253         26,253         250,000            59,710          59,710           250,000
  19                   96,198        26,282         26,282         250,000            64,061          64,061           250,000
  20                  104,158        25,867         25,867         250,000            68,485          68,485           250,000
  25                  150,340        14,181         14,181         250,000            92,072          92,072           250,000
  30                  209,282             0              0               0           118,044         118,044           250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                 MALE INSURED ISSUE AGE 45                     FULL MEDICAL
DEATH BENEFIT OPTION A                               ANNUAL PREMIUM $3,000                         PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                               (NET ANNUAL RATE OF RETURN OF 10.20% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 10.62% FOR THE FIRST SEVEN YEARS, 10.73%
                                FOR THE NEXT THREE YEARS, 10.84% FOR THE NEXT 10 YEARS, AND 10.89% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                   CURRENT
                                       ----------------------------------------      ----------------------
End of                 Accumulated                   Cash                                          Cash
Policy                 at 5% Int.      Account       Surrender      Death            Account       Surrender       Death
YEAR                   PER YEAR        VALUE         VALUE          BENEFIT          VALUE         VALUE           BENEFIT
----                   --------        -----         -----          -------          -----         -----           -------

  1                   3,150         1,822          1,987       250,000            2,586           2,872          250,000
  2                   6,458         3,673          3,855       250,000            5,291           5,775          250,000
  3                   9,930         5,646          5,646       250,000            8,215           8,515          250,000
  4                  13,577         7,749          7,749       250,000           11,400          11,580          250,000
  5                  17,406         9,988          9,988       250,000           14,884          14,944          250,000
  6                  21,426        12,421         12,421       250,000           18,754          18,754          250,000
  7                  25,647        15,006         15,006       250,000           23,004          23,004          250,000
  8                  30,080        18,077         18,077       250,000           28,036          28,036          250,000
  9                  34,734        21,344         21,344       250,000           33,573          33,573          250,000
 10                  39,620        24,808         24,808       250,000           39,662          39,662          250,000
 11                  44,751        28,481         28,481       250,000           46,392          46,392          250,000
 12                  50,139        32,373         32,373       250,000           53,785          53,785          250,000
 13                  55,796        36,503         36,503       250,000           61,899          61,899          250,000
 14                  61,736        40,890         40,890       250,000           70,822          70,822          250,000
 15                  67,972        45,545         45,545       250,000           80,658          80,658          250,000
 16                  74,521        50,483         50,483       250,000           91,513          91,513          250,000
 17                  81,397        55,722         55,722       250,000          103,502         103,502          250,000
 18                  88,617        61,275         61,275       250,000          116,762         116,762          250,000
 19                  96,198        67,154         67,154       250,000          131,450         131,450          250,000
 20                 104,158        73,378         73,378       250,000          147,744         147,744          250,800
 25                 150,340       111,231        111,231       250,000          257,980         257,980          391,883
 30                 209,282       167,957        167,957       250,000          434,169         434,169          598,327


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                  MALE INSURED ISSUE AGE 45                        FULL MEDICAL
DEATH BENEFIT OPTION A                                ANNUAL PREMIUM $3,000                            PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                        ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                               (NET ANNUAL RATE OF RETURN OF -1.60% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, -1.23% FOR THE FIRST SEVEN YEARS, -1.14%
                                FOR THE NEXT THREE YEARS, -1.04% FOR THE NEXT 10 YEARS, AND -0.99% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                          GUARANTEED                                      CURRENT
                                        ----------------------------------------         ----------------------
End of                 Accumulated                    Cash                                             Cash
Policy                 at 5% Int.       Account       Surrender       Death              Account       Surrender       Death
YEAR                   PER YEAR         VALUE         VALUE           BENEFIT            VALUE         VALUE           BENEFIT
----                   --------         -----         -----           -------            -----         -----           -------

     1                    3,150         1,579           1,727         250,000            2,298           2,566           250,000
     2                    6,458         2,989           3,134         250,000            4,424           4,870           250,000
     3                    9,930         4,309           4,309         250,000            6,458           6,758           250,000
     4                   13,577         5,539           5,539         250,000            8,420           8,600           250,000
     5                   17,406         6,670           6,670         250,000           10,318          10,378           250,000
     6                   21,426         7,743           7,743         250,000           12,204          12,204           250,000
     7                   25,647         8,699           8,699         250,000           14,034          14,034           250,000
     8                   30,080         9,820           9,820         250,000           16,119          16,119           250,000
     9                   34,734        10,794          10,794         250,000           18,138          18,138           250,000
    10                   39,620        11,602          11,602         250,000           20,084          20,084           250,000
    11                   44,751        12,230          12,230         250,000           21,958          21,958           250,000
    12                   50,139        12,662          12,662         250,000           23,723          23,723           250,000
    13                   55,796        12,888          12,888         250,000           25,359          25,359           250,000
    14                   61,736        12,892          12,892         250,000           26,866          26,866           250,000
    15                   67,972        12,648          12,648         250,000           28,249          28,249           250,000
    16                   74,521        12,127          12,127         250,000           29,499          29,499           250,000
    17                   81,397        11,297          11,297         250,000           30,598          30,598           250,000
    18                   88,617        10,114          10,114         250,000           31,535          31,535           250,000
    19                   96,198         8,522           8,522         250,000           32,291          32,291           250,000
    20                  104,158         6,461           6,461         250,000           32,846          32,846           250,000
    25                  150,340             0               0               0           32,285          32,285           250,000
    30                  209,282             0               0               0           23,928          23,928           250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 45                      FULL MEDICAL
DEATH BENEFIT OPTION A                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                               (NET ANNUAL RATE OF RETURN OF 4.30% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 4.69% FOR THE FIRST SEVEN YEARS, 4.80%
                                FOR THE NEXT THREE YEARS, 4.90% FOR THE NEXT 10 YEARS, AND 4.95% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                   CURRENT
                                       ----------------------------------------      ----------------------
End of                 Accumulated                  Cash                                           Cash
Policy                 at 5% Int.      Account      Surrender       Death            Account       Surrender       Death
YEAR                   PER YEAR        VALUE        VALUE           BENEFIT          VALUE         VALUE           BENEFIT
----                   --------        -----        -----           -------          -----         -----           -------

     1                   3,150        1,700           1,857       250,000            2,442           2,719           250,000
     2                   6,458        3,323           3,486       250,000            4,849           5,313           250,000
     3                   9,930        4,949           4,949       250,000            7,302           7,602           250,000
     4                  13,577        6,574           6,574       250,000            9,821          10,001           250,000
     5                  17,406        8,190           8,190       250,000           12,420          12,480           250,000
     6                  21,426        9,837           9,837       250,000           15,153          15,153           250,000
     7                  25,647       11,457          11,457       250,000           17,982          17,982           250,000
     8                  30,080       13,346          13,346       250,000           21,247          21,247           250,000
     9                  34,734       15,190          15,190       250,000           24,629          24,629           250,000
    10                  39,620       16,968          16,968       250,000           28,126          28,126           250,000
    11                  44,751       18,662          18,662       250,000           31,754          31,754           250,000
    12                  50,139       20,251          20,251       250,000           35,478          35,478           250,000
    13                  55,796       21,720          21,720       250,000           39,285          39,285           250,000
    14                  61,736       23,050          23,050       250,000           43,178          43,178           250,000
    15                  67,972       24,207          24,207       250,000           47,170          47,170           250,000
    16                  74,521       25,155          25,155       250,000           51,261          51,261           250,000
    17                  81,397       25,855          25,855       250,000           55,441          55,441           250,000
    18                  88,617       26,253          26,253       250,000           59,710          59,710           250,000
    19                  96,198       26,282          26,282       250,000           64,061          64,061           250,000
    20                 104,158       25,867          25,867       250,000           68,485          68,485           250,000
    25                 150,340       14,181          14,181       250,000           92,072          92,072           250,000
    30                 209,282            0               0             0          118,044         118,044           250,000


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                 MALE INSURED ISSUE AGE 45                     FULL MEDICAL
DEATH BENEFIT OPTION A                               ANNUAL PREMIUM $3,000                         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                               (NET ANNUAL RATE OF RETURN OF 10.20% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 10.62% FOR THE FIRST SEVEN YEARS, 10.73%
                                FOR THE NEXT THREE YEARS, 10.84% FOR THE NEXT 10 YEARS, AND 10.89% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                   CURRENT
                                       ----------------------------------------      ----------------------
End of                 Accumulated                   Cash                                          Cash
Policy                 at 5% Int.      Account       Surrender      Death            Account       Surrender       Death
YEAR                   PER YEAR        VALUE         VALUE          BENEFIT          VALUE         VALUE           BENEFIT
----                   --------        -----         -----          -------          -----         -----           -------

     1                   3,150         1,822          1,987       250,000            2,586           2,872           250,000
     2                   6,458         3,673          3,855       250,000            5,291           5,775           250,000
     3                   9,930         5,646          5,646       250,000            8,215           8,515           250,000
     4                  13,577         7,749          7,749       250,000           11,400          11,580           250,000
     5                  17,406         9,988          9,988       250,000           14,884          14,944           250,000
     6                  21,426        12,421         12,421       250,000           18,754          18,754           250,000
     7                  25,647        15,006         15,006       250,000           23,004          23,004           250,000
     8                  30,080        18,077         18,077       250,000           28,036          28,036           250,000
     9                  34,734        21,344         21,344       250,000           33,573          33,573           250,000
    10                  39,620        24,808         24,808       250,000           39,662          39,662           250,000
    11                  44,751        28,481         28,481       250,000           46,392          46,392           250,000
    12                  50,139        32,373         32,373       250,000           53,785          53,785           250,000
    13                  55,796        36,503         36,503       250,000           61,899          61,899           250,000
    14                  61,736        40,890         40,890       250,000           70,822          70,822           250,000
    15                  67,972        45,545         45,545       250,000           80,658          80,658           250,000
    16                  74,521        50,483         50,483       250,000           91,513          91,513           250,000
    17                  81,397        55,722         55,722       250,000          103,502         103,502           250,000
    18                  88,617        61,275         61,275       250,000          116,762         116,762           250,000
    19                  96,198        67,154         67,154       250,000          131,450         131,450           250,000
    20                 104,158        73,378         73,378       250,000          147,744         147,744           250,000
    25                 150,340       111,231        111,231       250,000          262,149         262,149           304,093
    30                 209,282       167,957        167,957       250,000          454,061         454,061           485,846


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 45                      FULL MEDICAL
DEATH BENEFIT OPTION B                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                               (NET ANNUAL RATE OF RETURN OF -1.60% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, -1.23% FOR THE FIRST SEVEN YEARS, -1.14%
                                FOR THE NEXT THREE YEARS, -1.04% FOR THE NEXT 10 YEARS, AND -0.99% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                    CURRENT
                                       ----------------------------------------       ----------------------
End of                 Accumulated                  Cash                                           Cash
Policy                 at 5% Int.      Account      Surrender       Death             Account      Surrender       Death
YEAR                   PER YEAR        VALUE        VALUE           BENEFIT           VALUE        VALUE           BENEFIT
----                   --------        -----        -----           -------           -----        -----           -------

   1                   3,150        1,573           1,720       251,573            2,297           2,565           252,297
   2                   6,458        2,969           3,114       252,969            4,419           4,865           254,419
   3                   9,930        4,272           4,272       254,272            6,446           6,746           256,446
   4                  13,577        5,476           5,476       255,476            8,397           8,577           258,397
   5                  17,406        6,574           6,574       256,574           10,280          10,340           260,280
   6                  21,426        7,608           7,608       257,608           12,146          12,146           262,146
   7                  25,647        8,516           8,516       258,516           13,951          13,951           263,951
   8                  30,080        9,577           9,577       259,577           16,006          16,006           266,006
   9                  34,734       10,480          10,480       260,480           17,987          17,987           267,987
  10                  39,620       11,204          11,204       261,204           19,887          19,887           269,887
  11                  44,751       11,735          11,735       261,735           21,701          21,701           271,701
  12                  50,139       12,055          12,055       262,055           23,394          23,394           273,394
  13                  55,796       12,156          12,156       262,156           24,940          24,940           274,940
  14                  61,736       12,023          12,023       262,023           26,336          26,336           276,336
  15                  67,972       11,630          11,630       261,630           27,589          27,589           277,589
  16                  74,521       10,950          10,950       260,950           28,686          28,686           278,686
  17                  81,397        9,956           9,956       259,956           29,608          29,608           279,608
  18                  88,617        8,606           8,606       258,606           30,339          30,339           280,339
  19                  96,198        6,852           6,852       256,852           30,860          30,860           280,860
  20                 104,158        4,645           4,645       254,645           31,144          31,144           281,144
  25                 150,340            0               0             0           28,711          28,711           278,711
  30                 209,282            0               0             0           17,783          17,783           267,783


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 45                      FULL MEDICAL
DEATH BENEFIT OPTION B                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                               (NET ANNUAL RATE OF RETURN OF 4.30% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 4.69% FOR THE FIRST SEVEN YEARS, 4.80%
                                FOR THE NEXT THREE YEARS, 4.90% FOR THE NEXT 10 YEARS, AND 4.95% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                    CURRENT
                                       ----------------------------------------       ----------------------
End of                 Accumulated                  Cash                                           Cash
Policy                 at 5% Int.      Account      Surrender       Death             Account      Surrender       Death
YEAR                   PER YEAR        VALUE        VALUE           BENEFIT           VALUE        VALUE           BENEFIT
----                   --------        -----        -----           -------           -----        -----           -------

    1                   3,150        1,693           1,849       251,693            2,441           2,718          252,441
    2                   6,458        3,302           3,465       253,302            4,843           5,308          254,843
    3                   9,930        4,905           4,905       254,905            7,288           7,588          257,288
    4                  13,577        6,498           6,498       256,498            9,794           9,974          259,794
    5                  17,406        8,070           8,070       258,070           12,372          12,432          262,372
    6                  21,426        9,661           9,661       259,661           15,079          15,079          265,079
    7                  25,647       11,208          11,208       261,208           17,873          17,873          267,873
    8                  30,080       13,003          13,003       263,003           21,090          21,090          271,090
    9                  34,734       14,729          14,729       264,729           24,412          24,412          274,412
   10                  39,620       16,360          16,360       266,360           27,831          27,831          277,831
   11                  44,751       17,874          17,874       267,874           31,357          31,357          281,357
   12                  50,139       19,244          19,244       269,244           34,950          34,950          284,950
   13                  55,796       20,452          20,452       270,452           38,586          38,586          288,586
   14                  61,736       21,472          21,472       271,472           42,261          42,261          292,261
   15                  67,972       22,266          22,266       272,266           45,984          45,984          295,984
   16                  74,521       22,791          22,791       272,791           49,743          49,743          299,743
   17                  81,397       23,003          23,003       273,003           53,516          53,516          303,516
   18                  88,617       22,840          22,840       272,840           57,288          57,288          307,288
   19                  96,198       22,232          22,232       272,232           61,034          61,034          311,034
   20                 104,158       21,102          21,102       271,102           64,727          64,727          314,727
   25                 150,340        4,958           4,958       254,958           81,962          81,962          331,962
   30                 209,282            0               0             0           94,008          94,008          344,008


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 45                      FULL MEDICAL
DEATH BENEFIT OPTION B                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                               (NET ANNUAL RATE OF RETURN OF 10.20% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 10.62% FOR THE FIRST SEVEN YEARS, 10.73%
                                FOR THE NEXT THREE YEARS, 10.84% FOR THE NEXT 10 YEARS, AND 10.89% FOR
                               YEARS AFTER THE TWENTIETH YEAR)

                       Premium                         GUARANTEED                                   CURRENT
                                       ----------------------------------------      ----------------------
End of                 Accumulated                  Cash                                           Cash
Policy                 at 5% Int.      Account      Surrender       Death            Account       Surrender       Death
YEAR                   PER YEAR        VALUE        VALUE           BENEFIT          VALUE         VALUE           BENEFIT
----                   --------        -----        -----           -------          -----         -----           -------

    1                   3,150        1,814           1,979       251,814            2,585           2,871           252,585
    2                   6,458        3,649           3,832       253,649            5,285           5,769           255,285
    3                   9,930        5,596           5,596       255,596            8,199           8,499           258,199
    4                  13,577        7,659           7,659       257,659           11,368          11,548           261,368
    5                  17,406        9,840           9,840       259,840           14,827          14,887           264,827
    6                  21,426       12,194          12,194       262,194           18,660          18,660           268,660
    7                  25,647       14,671          14,671       264,671           22,859          22,859           272,859
    8                  30,080       17,597          17,597       267,597           27,820          27,820           277,820
    9                  34,734       20,672          20,672       270,672           33,261          33,261           283,261
   10                  39,620       23,885          23,885       273,885           39,222          39,222           289,222
   11                  44,751       27,233          27,233       277,233           45,779          45,779           295,779
   12                  50,139       30,708          30,708       280,708           52,935          52,935           302,935
   13                  55,796       34,310          34,310       284,310           60,730          60,730           310,730
   14                  61,736       38,032          38,032       288,032           69,228          69,228           319,228
   15                  67,972       41,855          41,855       291,855           78,510          78,510           328,510
   16                  74,521       45,758          45,758       295,758           88,646          88,646           338,646
   17                  81,397       49,712          49,712       299,712           99,706          99,706           349,706
   18                  88,617       53,675          53,675       303,675          111,773         111,773           361,773
   19                  96,198       57,591          57,591       307,591          124,933         124,933           374,933
   20                 104,158       61,395          61,395       311,395          139,273         139,273           389,273
   25                 150,340       76,305          76,305       326,305          233,710         233,710           483,710
   30                 209,282       72,349          72,349       322,349          380,742         380,742           630,742


The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


                                                                          PAGE
National Life Insurance Company.............................................1
National Variable Life Insurance Account....................................1
The Portfolios..............................................................1
Distribution of the Policies................................................1
Contractual Arrangements between National Life and the Funds
   Investment Advisors or Distributor.......................................2
Terms of Underlying Fund Participation Agreements...........................2
Underwriting Procedures.....................................................3
Increases in Face Amount....................................................4
Other Policy Provisions.....................................................5
Automated Fund Transfer Features............................................7
Policies Issued in Conjunction with Employee Benefit Plans..................8
Special Rules for Employee Benefit Plans....................................8
Legal Developments Regarding Unisex Actuarial Tables........................8
Policy Reports..............................................................9
Records.....................................................................9
Legal Matters...............................................................9
Experts.....................................................................9
Financial Statements........................................................9
Financial Statements........................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-278-3413. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values..

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.



























Investment Company Act of 1940 Registration File No. 811-9044





                                       B-2








                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




       SENTINEL BENEFIT PROVIDER VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  INTENDED PRIMARILY FOR THE CORPORATE MARKET

                       STATEMENT OF ADDITIONAL INFORMATION








                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Benefit Provider Variable Universal Life Insurance Policy intended primarily for the corporate market ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 2, 2005 by calling 1-800-278-3413, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.







                                Dated May 2, 2005

                               TABLE OF CONTENTS


                                                                          PAGE
National Life Insurance Company.............................................1
National Variable Life Insurance Account....................................1
The Portfolios..............................................................1
Distribution of the Policies................................................1
Contractual Arrangements between National Life and the Funds
   Investment Advisors or Distributor.......................................2
Terms of Underlying Fund Participation Agreements...........................2
Underwriting Procedures.....................................................3
Increases in Face Amount....................................................4
Other Policy Provisions.....................................................5
Automated Fund Transfer Features............................................7
Policies Issued in Conjunction with Employee Benefit Plans..................8
Special Rules for Employee Benefit Plans....................................8
Legal Developments Regarding Unisex Actuarial Tables........................8
Policy Reports..............................................................9
Records.....................................................................9
Legal Matters...............................................................9
Experts.....................................................................9
Financial Statements........................................................9
Financial Statements........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.


The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.


THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

DISTRIBUTION OF THE POLICIES
Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                 Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------

2002              $   380,945                                 $ 0
2003              $   652,765                                 $ 0
2004              $   448,083                                 $ 0

----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2004, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

-------------------------------------------------------------------------- ------------------ ----------------------------
                                  Fund                                        % of Assets        Revenues Received by
                                                                                               National Life During 2004
-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Alger American Fund                                                              0.10%                  $1,233

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

American Century Variable Portfolios, Inc.                                       0.25%                  $5,265

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Scudder VIT Funds                                                                0.15%*                 $1,927

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Dreyfus Socially Responsible Growth Fund, Inc.                                   0.20%                    $32

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Fidelity(R) VIP Initial Class                                                      0.10%                   $709

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

AIM Variable Insurance Funds Series I Shares                                     0.25%                   $482

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

J.P. Morgan Series Trust II                                                      0.20%                   $240

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Morgan Stanley Universal Institutional Funds                                     0.25%                   $736

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Neuberger Berman Advisers Management Trust                                       0.15%                    $65

-------------------------------------------------------------------------- ------------------ ----------------------------
-------------------------------------------------------------------------- ------------------ ----------------------------

Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II             0.20%                  $2,260

-------------------------------------------------------------------------- ------------------ ----------------------------

*0.13% with respect to the Equity 500 Index Fund.

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

Policies may be issued:

               (a) after full medical underwriting of the proposed Insured,

               (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

               (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

In full medical underwriting cases, we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  -      guaranteed issue
  -      simplified issue

  Full medical underwriting:
  -      male nonsmoker
  -      female nonsmoker
  -      unisex nonsmoker
  -      male smoker
  -      female smoker
  -      unisex smoker,
         unisex unismoker
         male unismoker, and
         female unismoker.

  For full medical underwriting cases, preferred and substandard rates may also apply for each of the above classes.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Current cost of insurance rates for Policies issued on a guaranteed issue or simplified issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-        the Insured's Attained Age
-        the Insured's sex
-        the Insured's Rate Class, and
- the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

       INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time National Life will pay the Net Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Account Value, the Face Amount will automatically be decreased to the current Account Value. Also, at Attained Age 99 Option B automatically becomes Option A, and no premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Account Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

      THE POLICY. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       SPLIT DOLLAR ARRANGEMENTS. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

       National Life does not impose any fee with respect to split dollar arrangements.

       The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

      ASSIGNMENTS. You may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by us. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment may have tax consequences.

         SUICIDE. In the event of the Insured's suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), National Life's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

       DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the Insured person's death, the Death Benefit will be increased by dividends payable, if any.

       CORRESPONDENCE. All correspondence to you will be deemed to have been sent to you if mailed to you at your last known address.

       SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

       PAYMENT OF INTEREST ONLY. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

       PAYMENTS FOR A STATED TIME. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

       PAYMENTS FOR LIFE. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

       PAYMENTS OF A STATED AMOUNT. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

       LIFE ANNUITY. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

       JOINT AND TWO THIRDS ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

       50% SURVIVOR ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

       You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

       You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Special Rules For Employee Benefit Plans," below) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Within 30 days after each Policy Anniversary, a statement will be sent to you describing the status of your Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Account Value, the amount held as Collateral in the Loan Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to you showing the status of your Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

      You will receive a semi-annual report containing the financial statements of each Fund in which your Policy has Account Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Chief Compliance Officer of the Separate Accounts of National Life.


EXPERTS


The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2004 and 2003

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001


                         Report of Independent Auditors


To the Board of Directors and Stockholders of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity and of cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National Life) at December 31, 2004 and 2003, and the results of their operations and their cash flows for the three years ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.

As discussed in note 17 to the consolidated financial statements, National Life changed its method of accounting for certain non-traditional insurance contracts effective January 1, 2004.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 24, 2005

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2004           2003
--------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and investments:
    Cash and cash equivalents                                                $    138,900   $    213,494
    Available-for-sale debt securities                                          8,029,427      7,281,266
    Available-for-sale equity securities                                          144,117        156,618
    Trading equity securities                                                      25,308         26,074
    Mortgage loans                                                              1,440,639      1,386,055
    Policy loans                                                                  697,011        721,971
    Real estate investments                                                        34,406         23,536
    Other invested assets                                                         225,362        255,477
--------------------------------------------------------------------------------------------------------
      Total cash and investments                                               10,735,170     10,064,491

  Deferred policy acquisition costs                                               680,755        606,144
  Accrued investment income                                                       120,983        119,292
  Premiums and fees receivable                                                     21,418         23,344
  Deferred income taxes                                                             7,286         27,928
  Amounts recoverable from reinsurers                                              73,292         84,170
  Present value of future profits of insurance acquired                            59,300         62,831
  Property and equipment, net                                                      41,601         44,230
  Federal income tax recoverable                                                    4,828             --
  Other assets                                                                    168,017        161,040
  Separate account assets                                                         779,591        659,604
--------------------------------------------------------------------------------------------------------
    Total assets                                                             $ 12,692,241   $ 11,853,074
========================================================================================================
LIABILITIES:
  Policy liabilities:
    Policy benefit liabilities                                               $  4,525,196   $  4,511,540
    Policyholders' accounts                                                     5,352,824      4,699,978
    Policyholders' deposits                                                        65,119         64,338
    Policy claims payable                                                          39,754         37,677
    Policyholders' dividends                                                      223,245        216,130
--------------------------------------------------------------------------------------------------------
      Total policy liabilities                                                 10,206,138      9,529,663

  Amounts payable to reinsurers                                                    19,909         20,757
  Collateral held on loaned securities                                             21,297         39,835
  Other liabilities and accrued expenses                                          137,743        182,683
  Federal income tax payable                                                           --          3,043
  Pension and other post-retirement benefit obligations                           173,449        181,092
  Debt                                                                             30,000         92,770
  Separate account liabilities                                                    779,591        659,604
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                          11,368,127     10,709,447
--------------------------------------------------------------------------------------------------------
MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES                                     5,416          5,283
STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                  2,500          2,500
  Additional paid-in capital                                                      107,123         34,399
  Retained earnings                                                             1,117,352      1,027,683
  Accumulated other comprehensive income                                           91,723         73,762
--------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                  1,318,698      1,138,344
--------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests in consolidated subsidiaries,
      and stockholder's equity                                               $ 12,692,241   $ 11,853,074
========================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                              2004            2003            2002
--------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                    $    378,093    $    411,226    $    392,053
  Policy and contract charges                                                123,115         103,106          89,087
  Net investment income                                                      677,239         663,471         516,113
  Net realized gain (loss)                                                     5,494          (8,001)        (37,513)
  Change in value of trading equity securities                                 1,134           4,187          (3,669)
  Mutual fund commission and fee income                                       82,864          61,907          53,182
  Other income                                                                18,745          28,629          18,812
--------------------------------------------------------------------------------------------------------------------
    Total revenues                                                         1,286,684       1,264,525       1,028,065
--------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              63,590         168,105         126,161
  Policy benefits                                                            416,125         329,674         339,869
  Policyholders' dividends and dividend obligations                          115,008         126,774         128,062
  Interest credited to policyholder account liabilities                      256,892         244,551         125,467
  Operating expenses                                                         168,735         178,962         163,100
  Interest expense on debt                                                     3,120           5,842           5,848
  Change in sales practice remediation provision                              (2,367)         (2,384)         (5,373)
  Loss on early retirement of debt                                             3,354             405              --
  Policy acquisition expenses and amortization of
    present value future profits, net                                        140,167         127,424         115,747
--------------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                            1,164,624       1,179,353         998,881
--------------------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effect        122,060          85,172          29,184
  Income tax expense                                                          30,097           6,801             904
--------------------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effect                        91,963          78,371          28,280
  Minority interests                                                             944             769           1,927
--------------------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT                                               91,019          77,602          26,353
  Cumulative effect of accounting change                                      (1,350)             --              --
--------------------------------------------------------------------------------------------------------------------
NET INCOME                                                              $     89,669    $     77,602    $     26,353
====================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------
  Net income                                                $     89,669    $     77,602    $     26,353

OTHER COMPREHENSIVE INCOME:
  Unrealized gain on available-for-sale securities, net           18,573          28,138          51,017
  Change in additional minimum pension liability, net               (612)           (320)        (14,770)
--------------------------------------------------------------------------------------------------------
Total comprehensive income                                  $    107,630    $    105,420    $     62,600
========================================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                      $      2,500    $      2,500    $      2,500
========================================================================================================
ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                      $     34,399    $      5,000    $      5,000
    Capital Contribution                                          72,724          29,399              --
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $    107,123    $     34,399    $      5,000
========================================================================================================
RETAINED EARNINGS:
  Balance at January 1                                      $  1,027,683    $    950,081    $    933,728
    Net income                                                    89,669          77,602          26,353
    Dividend to Stockholder                                           --              --         (10,000)
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $  1,117,352    $  1,027,683    $    950,081
========================================================================================================
ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                      $     73,762    $     45,944    $      9,697
    Unrealized gain on available-for-sale securities, net         18,573          28,138          51,017
    Change in additional minimum pension liability, net             (612)           (320)        (14,770)
--------------------------------------------------------------------------------------------------------
      Balance at December 31                                $     91,723    $     73,762    $     45,944
========================================================================================================
TOTAL EQUITY:
  Balance at December 31                                    $  1,318,698    $  1,138,344    $  1,003,525
========================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                  2004            2003            2002
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $     89,669    $     77,602    $     26,353
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Change in:
      Accrued investment income                                                   (1,691)           (254)          2,025
      Policy acquisition costs                                                   (69,710)        (52,816)        (50,400)
      Policy liabilities                                                          26,561         138,434         119,489
      Amendment of modco reinsurance agreement with UNUM                              --         286,161              --
      Interest credited to policyholder account liabilities                      256,892         244,551         125,467
      Policy and contract charges                                               (123,115)       (103,106)        (89,087)
      Other liabilities                                                           (3,769)          1,859           6,197
    Provision for deferred income taxes                                           11,750          (1,726)        (11,821)
    Net realized investment (gain) loss                                           (5,494)          8,001          37,513
    Net realized options loss (gain)                                              10,090         (68,317)        (47,374)
    Amortization of present value of future profits of insurance acquired          8,356           7,225           9,492
    Depreciation                                                                   2,939           5,698           5,234
    Other                                                                          1,645          49,523          53,658
------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                  204,123         592,835         186,746
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                3,647,417       3,118,720       2,166,608
  Cost of investments acquired                                                (4,427,074)     (4,088,462)     (2,793,117)
  Acquisition of Sigma                                                                --              --         (14,188)
  Change in policy loans                                                          24,960          15,807          14,364
  Other                                                                          (16,400)        (13,584)           (479)
------------------------------------------------------------------------------------------------------------------------
      Net cash used by investing activities                                     (771,097)       (967,519)       (626,812)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                        819,336         665,658         571,688
  Policyholders' withdrawals                                                    (304,239)       (258,273)       (209,776)
  Net change in collateral held on loaned securities                             (18,538)         22,072          (5,788)
  Capital contribution received                                                   72,724          29,399              --
  Dividend to stockholder                                                             --              --         (10,000)
  Issuance of surplus notes                                                           --          30,000              --
  Retirement of debt                                                             (63,199)         (7,000)         (2,426)
  Other                                                                          (13,704)          7,465          (4,041)
------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                  492,380         489,321         339,657
------------------------------------------------------------------------------------------------------------------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                             (74,594)        114,637        (100,409)
CASH AND CASH EQUIVALENTS:
  Beginning of year                                                              213,494          98,857         199,266
------------------------------------------------------------------------------------------------------------------------
  End of year                                                               $    138,900    $    213,494    $     98,857
========================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National
Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 842 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly -owned subsidiary of National Life Holding Company
(NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 12 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 11 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 28 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 400,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 27% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $4.3 billion of net assets represent seventeen mutual funds managed on behalf of about 232,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and its direct and indirect subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amo unts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be oth er than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Loan-backed securities are reported at estimated fair value. Prepay ment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan -backed securities are based on Merrill Lynch pricing obtained through HUB Data, Inc.

Beneficial interests in securitized financial assets which ex perience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the rela ted collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are r eported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among ot her things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and are recorded at the Company's underlying share of the partnership's equity, which approximates fair value. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment. Changes in the fair value of limited partnerships are included in change in unrealized gains on available-for-sale securities, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recogniz ed using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturitie s of three months or less.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Fu ture gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recovera bility from product margins.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins, amortization of deferred policy acquisition costs would have increased by $9.4 million in 2004.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2005 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulti ng decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially -determined present value of future projected profits from policies in force at the date of their acqui sition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 13 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impair ment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.5 million at December 31, 2004 and 2003 and was included in other assets. Total other intangible assets at December 31, 2004 and 2003 were $11.8 millio n and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2004, 2003, or 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $92.8 million and $85.8 million at December 31, 2004 and 2003, respectively, and is included in other assets. At December 31, 2004, and 2003, 76% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds.

COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $4.0 million, $10.0 million, and $(1.8) million in 2004, 2003, and 2002, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life poli cies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender val ues. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non -equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 1.5% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2004, less than 2% of the contracts inforce had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 3% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account pro duct guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2004 was 56. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of t his benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method, subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 17 for additional information.

The Company offers various sales incentives including bonus interest credited at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $2.8 million and recorded net amortization of $1.7 million during 2004. Sales inducement assets were $7.5 million at December 31, 2004.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period, and adjusted for actual persistency. The Company accrued sales inducement liabilities of $1.1 million and recorded net reductions of $0.2 million during 2004. Sales inducement liabilities were $4.9 million at December 31, 2004.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 11 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and inves tment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2004. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 15 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                       Gross         Gross
                                                     Unrealized    Unrealized    Estimated Fair
2004                                      Cost         Gains         Losses          Value
-----------------------------------------------------------------------------------------------
AFS debt and equity
  Securities:
    U.S. government obligations        $   16,069    $      592    $       53         16,608
    Government agencies, authorities
      and subdivisions                    169,939         5,571            --        175,510
    Corporate:
      Communications                      515,572        55,605           310        570,867
      Consumer & retail                   472,883        31,834           767        503,950
      Financial institutions            1,220,948        70,982         4,648      1,287,282
      Industrial and chemicals            324,615        29,364           921        353,058
      Other corporate                      95,472        15,235             4        110,703
      REITS                               173,973         7,930            39        181,864
      Transportation                      103,524         8,466           379        111,611
      Utilities                         1,065,934        93,725         1,318      1,158,341
-----------------------------------------------------------------------------------------------
    Total corporate                     3,972,921       313,141         8,386      4,277,676
    Private placements                    648,476        46,637         2,641        692,472
    Mortgage-backed securities          2,832,104        45,320        10,263      2,867,161
-----------------------------------------------------------------------------------------------
      Total AFS debt securities         7,639,509       411,261        21,343      8,029,427
    Preferred stocks                      115,580        10,694           215        126,059
    Common stocks                          14,549         3,549            40         18,058
-----------------------------------------------------------------------------------------------
      Total AFS equity securities         130,129        14,243           255        144,117
-----------------------------------------------------------------------------------------------
        Total AFS debt and equity
          securities                   $7,769,638    $  425,504    $   21,598     $8,173,544
===============================================================================================

                                                       Gross         Gross
                                                     Unrealized    Unrealized    Estimated Fair
2003                                      Cost         Gains         Losses          Value
-----------------------------------------------------------------------------------------------
AFS debt and equity
  Securities:
    U.S. government obligations        $   18,971    $    1,234    $       --      $   20,205
    Government agencies, authorities
      and subdivisions                     54,423         5,882            --          60,305
    Corporate:
      Communications                      482,391        54,845           932         536,304
      Consumer & retail                   360,492        30,816         1,164         390,144
      Financial institutions              928,506        74,714         5,163         998,057
      Industrial and chemicals            238,004        23,813            80         261,737
      Other corporate                      95,878        14,282             5         110,155
      REITS                               119,985         8,691            --         128,676
      Transportation                      111,202         8,850         5,329         114,723
      Utilities                         1,013,828        89,146         6,884       1,096,090
    Total corporate                     3,350,286       305,157        19,557       3,635,886
    Private placements                    805,454        66,793         5,876         866,371
    Mortgage-backed securities          2,693,247        32,185        26,933       2,698,499
      Total AFS debt securities         6,922,381       411,251        52,366       7,281,266
    Preferred stocks                      131,514        13,237           476         144,275
    Common stocks                          10,167         2,219            43          12,343
      Total AFS equity securities         141,681        15,456           519         156,618
        Total AFS debt and equity
          securities                   $7,064,062    $  426,707    $   52,885      $7,437,884

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comp rehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                   2004          2003          2002
------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities           $   30,084    $   77,841    $  212,117
Net unrealized gain (losses) on separate accounts                      168           586          (526)
Net unrealized gain on other invested assets                         4,118           877            --
Related deferred policy acquisition costs                            3,006       (28,179)      (48,117)
Related present value of future profits of insurance acquired        4,825          (687)       (7,355)
Related deferred income taxes                                      (10,001)      (15,063)      (27,617)
Related policyholder dividend obligation                           (13,627)       (7,237)      (77,485)
------------------------------------------------------------------------------------------------------
    Increase in net unrealized gains                                18,573        28,138        51,017
Balance, beginning of year                                          88,852        60,714         9,697
------------------------------------------------------------------------------------------------------
Balance, end of year                                            $  107,425    $   88,852    $   60,714
======================================================================================================

                                                                       2004          2003
--------------------------------------------------------------------------------------------
Balance, end of year includes:
    Net unrealized gains on available-for-sale securities           $  403,906    $  373,822
    Net unrealized gains on separate accounts                            2,769         2,601
    Net unrealized gain on other invested assets                         4,995           877
    Related deferred policy acquisition costs                          (84,714)      (87,720)
    Related present value of future profits of insurance acquired       (6,655)      (11,480)
    Related deferred income taxes                                      (57,845)      (47,844)
    Related policyholder dividend obligation                          (155,031)     (141,404)
--------------------------------------------------------------------------------------------
Balance, end of year                                                $  107,425    $   88,852
============================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2004, 2003, and 2002 of $18.6 million, $28.1 million, and $51.0 million is presented net of reclassifications to net income for net realized gains (losses) during the period of $4.2 million, $(2.5) million, and $(35.1) million and net of tax and deferred acquisition cost offsets of $2.8 million, $(1.8) million, and $(24.1) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2004, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized    Estimated Fair
                                                  Cost           Value
      --------------------------------------------------------------------
      Due in one year or less                  $  287,365     $  292,867
      Due after one year through five years     1,073,466      1,144,464
      Due after five years through ten years    2,051,072      2,189,054
      Due after ten years                       1,395,502      1,535,881
      Mortgage-backed securities                2,832,104      2,867,161
      --------------------------------------------------------------------
          Total                                $7,639,509     $8,029,427
      ====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 200 4, 2003, and 2002 were $2,871.8 million, $2,373.1 million, and $1,559.1 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2004, 2003, and 2002 were $32.2 million, $36.1 million, and $34.4 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 200 4, 2003, and 2002 were $23.6 million, $31.3 million, and $11.7 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $0.9 million, $2.4 million, and $2.1 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2004, 2003, and 2002 were $1.3 million, $1.1 million, and $1.2 million, respectively.

The following summarizes the components of net realized gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

                                             2004        2003        2002
    -----------------------------------------------------------------------
    Available-for-sale debt securities     $  7,833    $ (9,309)   $(18,686)
    Available-for-sale equity securities       (347)      1,041     (11,275)
    Mortgage loans                             (106)     (1,744)       (969)
    Real estate investments                      31       2,550         579
    Other invested assets                    (1,917)       (539)     (7,162)
    -----------------------------------------------------------------------
    Total                                  $  5,494    $ (8,001)   $(37,513)
    =======================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004, were as follows (in thousands):

             2004               Less than 12 months        12 months or more               Total
---------------------------------------------------------------------------------------------------------
                                           Unrealized                Unrealized                Unrealized
Description of Securities     Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
---------------------------------------------------------------------------------------------------------
U.S. government obligations   $    1,379   $       13   $    3,532   $       40   $    4,911   $       53
Corporate:
  Communications                  21,050          251        4,475           59       25,525          310
  Consumer & retail              102,010        1,670           --           --      102,010        1,670
  Financial institutions         200,222        3,078       55,528        2,279      255,750        5,357
  Industrial and chemicals        30,984          923       10,363          390       41,347        1,313
  Other corporate                     --           --        5,004            4        5,004            4
  REITS                           17,471           50           --           --       17,471           50
  Transportation                   5,376           32        8,127          815       13,503          848
  Utilities                      100,737          771       21,494          704      122,231        1,475
---------------------------------------------------------------------------------------------------------
Total corporate                  477,850        6,775      104,991        4,251      582,841       11,027
Mortgage-backed securities       979,235        8,410       89,465        1,853    1,068,700       10,263
---------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,458,464       15,198      197,988        6,144    1,656,452       21,343
Preferred stock                    8,000          209          384            6        8,384          215
Common stock                          --           --           15           41           15           40
---------------------------------------------------------------------------------------------------------
  Total securities            $1,466,464   $   15,407   $  198,387   $    6,191   $1,664,851   $   21,598
=========================================================================================================

             2003               Less than 12 months        12 months or more               Total
---------------------------------------------------------------------------------------------------------
                                           Unrealized                Unrealized                Unrealized
Description of Securities     Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
---------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $       --   $       --   $       --   $      100   $       --
Corporate:
  Communications                  34,125          582       10,365          403       44,490          985
  Consumer & retail               38,187          624        7,460        1,076       45,647        1,700
  Financial institutions         160,277        5,737       62,766        2,856      223,043        8,593
  Industrial and chemicals        27,942          879           --           --       27,942          879
  Other corporate                  5,005            5           --           --        5,005            5
  REITS                               --           --           --           --           --           --
  Transportation                  10,255        1,272       22,935        4,560       33,190        5,832
  Utilities                      132,449        3,703       54,442        3,736      186,891        7,439
Total corporate                  408,240       12,802      157,968       12,631      566,208       25,433
Mortgage-backed securities     1,272,095       26,926        2,695            7    1,274,790       26,933
  Subtotal debt securities     1,680,435       39,728      160,663       12,638    1,841,098       52,366
Preferred stock                    9,998            2        8,722          474       18,720          476
Common stock                          --           --           43           43           43           43
  Total securities            $1,690,433   $   39,730   $  169,428   $   13,155   $1,859,861   $   52,885

Of the $15.2 million total unrealized losses on debt securities in the less than 12 months category, $8.4 million was in the mortgage backed securities portfolio. $6.7 million of the unrealized losses on mortgage backed securities related to securities purchased in 2004. All of these securities were rated AAA at acquisition and maintained that rating at December 31, 2004. These unrealized losses are due to the higher level of market interest rates at December 31, 2004, compared to those at the time of purchase. The remaining $1.7 million unrealized loss relates to mortgage backed securities that were generally purchased in the low interest rate environment experienced during the first half of 2003. All of these securities are trading at equivalent or tighter spreads than when purchased. The $8.4 million of unrealized losses on mortgage backed securities represents 0.9% of the aggregate fair value of the $1.0 billion in mortgage backed securities with unrealized losses at December 31, 2004. Many of the positions in this category have fair values only marginally below their respective carrying values.

The $6.8 million unrealized losses in the corporate bond portfolio in the less than 12 months category are concentrated in the financial institution, consumer and retail, industrial and chemical, and utility sectors. Many of these bonds were purchased during the aforementioned low interest rate environment in early 2003. All of the unrealized losses on these bonds are interest rate rel ated, not credit related. All of the corporate bonds purchased in 2004 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade since purchase.

Of the $6.1 million total unrealized losses in the 12 months or more category, $1.9 million was in the mortgage backed securities portfolio. Similar to the less than 12 months category, all of the unrealized losses relate to securities purchased during the first half of 2003.

The $4.3 million unrealized losses on the corporate bond portfolio in the more than 12 month category are concentrated in the financial institution, transportation, and utilities sectors. Virtually all of these securities trade at tighter spreads than when they were purchased, but have unrealized losses due to an increase in interest rates since purchase. Based on the facts and circumstances surrounding the individual securities, the Company believes that the unrealized losses on these bonds at December 31, 2004 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $21.3 million and $39.8 million at December 31, 2004 and 2003, respectively. The fair value of the loaned securities was $20.3 million and $38.0 million at December 31, 2004 and 2003, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2004, 2003, and 2002 the equity securities held in the trading category recorded $1.2 million, $0.9 million, and $0.3 million of net investment income. The cost of trading securities held at December 31, 2004 and 2003 was $24.9 million and $27.8 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                     2004           2003
                                                  -------------------------
    GEOGRAPHIC REGION
    New England                                       3.0%           4.1%
    Middle Atlantic                                   7.0            7.8
    East North Central                               10.7            9.7
    West North Central                                7.7            5.9
    South Atlantic                                   28.1           27.3
    East South Central                                2.3            3.6
    West South Central                               11.9            9.9
    Mountain                                         13.9           15.1
    Pacific                                          15.4           16.6
    -----------------------------------------------------------------------
        Total                                       100.0%         100.0%
    =======================================================================

    PROPERTY TYPE
    Apartment                                        23.7%          24.9%
    Retail                                            7.7            9.0
    Office Building                                  40.5           37.0
    Industrial                                       25.1           25.0
    Hotel/Motel                                       1.1            2.2
    Other Commercial                                  1.9            1.9
    -----------------------------------------------------------------------
        Total                                       100.0%         100.0%
    =======================================================================

    Total mortgage loans and real estate
      (in thousands)                              $1,475,045     $1,409,591
    =======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                     2004           2003
    -----------------------------------------------------------------------
    Unimpaired loans                              $1,435,810     $1,377,854
    Impaired loans without valuation allowances           29             50
    -----------------------------------------------------------------------
        Subtotal                                   1,435,839      1,377,904
    -----------------------------------------------------------------------
    Impaired loans with valuation allowances           5,660         10,355
    Related valuation allowances                        (860)        (2,204)
    -----------------------------------------------------------------------
        Subtotal                                       4,800          8,151
    -----------------------------------------------------------------------
    Total                                         $1,440,639     $1,386,055
    =======================================================================

                                        2004             2003             2002
--------------------------------------------------------------------------------
Impaired loans:
    Average total investment          $  8,047         $  8,947         $  5,647
    Interest income recognized        $    287         $    930         $    584
    Interest received                 $    286         $    722         $    616

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an ac crual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                            2004        2003       2002
=========================================================================================
Additions for impaired loans charged to realized losses   $     --    $  1,744   $    460
Changes to previously established valuation allowances      (1,344)         --        (76)
-----------------------------------------------------------------------------------------
  (Decrease) increase in valuation allowances               (1,344)      1,744        384
Balance, beginning of year                                   2,204         460         76
-----------------------------------------------------------------------------------------
Balance, end of year                                      $    860    $  2,204   $    460
=========================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                        2004         2003         2002
     --------------------------------------------------------------------
     Debt securities interest        $  462,293   $  439,532   $  418,305
     Equity securities dividends         10,829       10,189       11,546
     Mortgage loan interest             119,159      104,611      102,593
     Policy loan interest                42,224       45,502       47,216
     Real estate income                   3,777        3,889        4,259
     Options                             43,993       69,880      (50,809)
     Other investment income             11,980        5,243       (1,336)
     --------------------------------------------------------------------
       Gross investment income          694,255      678,846      531,774
         Less: investment expenses       17,016       15,375       15,661
     --------------------------------------------------------------------
           Net investment income     $  677,239   $  663,471   $  516,113
     ====================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2004, total equity indexed annuity liabilities of $1,804.6 million were comprised of $1,419.7 million of host contract and $384.9 million of embedded derivative value. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. Policyholder account liabilities at December 31, 200 4, and 2003 were $1,797.2 million and $1,335.9 million, respectively.

Results of operations for 2004, 2003 and 2002 included after-tax earnings from equity indexed annuities of $13.3 million, $19.2 million and $16.6 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2004 and 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

During 2003, the Company entered into two interest rate swaps (receive fixed, pay variable) whereby the Company locked in the interest rate on a total of $115 million in anticipated senior note financing. The Company's expectation was that the hedge would be 100% effective on the $115 million (the Company did not intend to hedge the interest rate risk on the entire expected issuance of $200 million). The Company's risk management objective in entering into the hedge transactions was to prevent any subsequent changes in market rates of interest from impacting the expected future interest payments on part of the senior note financing.

The interest rate swaps employed covered both potential changes in underlying 30 year treasury rates and potential changes in credit spreads over those treasury rates. The swap positi on was closed out concurrent with the pricing of the senior notes through an offsetting interest rate swap (receive variable, pay fixed), for a net pre-tax loss of $1.5 million. As the transaction qualifies for cash flow hedge treatment, the loss has been recorded in other comprehensive income, net of related taxes, and will be reflected in earnings as interest payments are made on the senior notes.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Notional amounts:
  Futures                                                  $ 26,044    $ 12,332
  Credit default swaps                                     $     --    $  6,000
===============================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)      $114,599    $147,067
Options written (included in other liabilities)             (26,242)    (57,825)
Futures (included in other invested assets)                   1,510       4,312
-------------------------------------------------------------------------------
Net carrying value                                         $ 92,669    $ 90,752
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                 2004                         2003
------------------------------------------------------------------------------------------------
                                        Carrying    Estimated Fair    Carrying    Estimated Fair
                                          Value          Value          Value          Value
------------------------------------------------------------------------------------------------
Cash and cash equivalents              $  138,900     $  138,900     $  213,494     $  213,494
Available-for-sale debt securities      8,029,427      8,029,427      7,281,266      7,281,266
Available-for-sale equity securities      144,117        144,117        156,618        156,618
Trading equity securities                  25,308         25,308         26,074         26,074
Mortgage loans                          1,440,639      1,536,823      1,386,055      1,532,112
Policy loans                              697,011        683,226        721,971        726,223
Derivatives                                92,669         92,669         90,752         90,752

Investment products                     4,613,758      4,653,242      3,990,229      4,064,029
Debt                                       30,000         32,142         92,770         98,601

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar sec urities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair values of derivatives are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current inter est rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no mor e than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This cha nge resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $8.7 million, $11.6 million, and $11.4 million for 2004, 2003, and 2002, respectively, related to the Company's disabili ty income reinsurance. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2004 and 2003 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2004 and 2003 was $51.1 billion and $49.2 billion, respectively.

Transactions between the Closed Block (see Note 11) and non -Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                               2004        2003        2002
  ---------------------------------------------------------------------------
  Insurance premiums:
    Direct                                   $439,145    $472,873    $459,391
    Reinsurance assumed                         1,198       1,326       1,104
    Reinsurance ceded                         (62,250)    (62,973)    (68,442)
  ---------------------------------------------------------------------------
      Total insurance premiums               $378,093    $411,226    $392,053
  ===========================================================================
  Increase in policy liabilities:
    Direct                                   $ 35,463    $154,387    $134,195
    Reinsurance ceded                          28,127      13,718      (8,034)
  ---------------------------------------------------------------------------
      Total increase in policy liabilities   $ 63,590    $168,105    $126,161
  ===========================================================================
  Policy benefits:
    Direct                                   $497,893    $405,077    $405,553
    Reinsurance assumed                            41       2,958         129
    Reinsurance ceded                         (81,809)    (78,361)    (65,813)
  ---------------------------------------------------------------------------
      Total policy benefits                  $416,125    $329,674    $339,869
  ===========================================================================
  Policyholders' dividends:
    Direct                                   $118,227    $130,275    $131,682
    Reinsurance ceded                          (3,219)     (3,501)     (3,620)
  ---------------------------------------------------------------------------
      Total policyholders' dividends         $115,008    $126,774    $128,062
  ===========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                     2004          2003          2002
--------------------------------------------------------------------------------------------------------
Balance, beginning of year                                        $  606,144    $  580,144    $  577,861
  Acquisition costs deferred during the year                         159,544       139,768       114,945
  Amortization during the year                                       (87,939)      (85,589)      (64,545)
  Adjustment through other comprehensive income during the year        3,006       (28,179)      (48,117)
--------------------------------------------------------------------------------------------------------
Balance, end of year                                              $  680,755    $  606,144    $  580,144
========================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                             2004                     2003                     2002
----------------------------------------------------------------------------------------------------------
                                     Amount         Rate      Amount         Rate      Amount         Rate
----------------------------------------------------------------------------------------------------------
Current                             $ 18,347                 $  8,527                 $ 12,725
Deferred                              11,750                   (1,726)                 (11,821)
--------------------------------------------                 --------                 --------
  Total income tax expense          $ 30,097                 $  6,801                 $    904
============================================                 ========                 ========

Expected income taxes               $ 42,722        35.0%    $ 29,810        35.0%    $ 10,212        35.0%
Dividends received deduction          (2,216)       (1.8)      (1,226)       (1.4)      (2,089)       (7.2)
Affordable housing tax credit         (7,394)       (6.1)      (7,518)       (8.8)      (8,313)      (28.5)
Audit settlements                         --          --      (10,508)      (12.3)         335         1.2
Corporate owned life insurance        (1,705)       (1.4)      (3,879)       (4.6)         283         1.0
Other, net                            (1,310)       (1.1)         122         0.1          476         1.6
----------------------------------------------------------------------------------------------------------
  Total income tax expense          $ 30,097                 $  6,801                 $    904
============================================                 ========                 ========
Effective federal income tax rate                   24.6%                     8.0%                     3.1%
=================================                  =====                    =====                    =====

In 2004, the Company paid $26.2 million in federal income taxes. The Company received $1.8 million and paid $25.6 million in federal income taxes during 2003 and 2002, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                             2004        2003
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                               $     --    $  7,731
  Pension and other post retirement liabilities              70,162      63,141
  Policy liabilities                                        197,414     175,980
  Other liabilities and accrued expenses                     22,306      32,175
  Affordable housing tax credit carryforwards                10,514      12,993
  Other                                                         519       3,757
-------------------------------------------------------------------------------
    Total deferred income tax assets                        300,915     295,777
-------------------------------------------------------------------------------
Deferred income tax liabilities:
  Debt and equity securities                               $    342    $     --
  Net unrealized gain on available-for-sale securities       57,845      47,844
  Deferred policy acquisition costs                         199,223     176,887
  Present value of future profits of insurance acquired      23,084      26,009
  Property and investments                                    5,781       8,845
  Other                                                       7,354       8,264
-------------------------------------------------------------------------------
    Total deferred income tax liabilities                   293,629     267,849
-------------------------------------------------------------------------------
Total net deferred income tax assets                       $  7,286    $ 27,928
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2004.

The Company has affordable housing tax credit carryforwards of $10.5 million that begin to expire in 2022.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequate tax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a re sult of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees a re based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service subsequent to June 30, 2001 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all agents and agency staff employees who began service prior to June 1, 2000, may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The measurement date for all the plans was the October 1 preceding the date of the statement of financial position.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year              $217,945    $197,439    $176,846    $ 31,911    $ 28,464    $ 24,064
    Service cost for benefits earned during
      the period                                        5,004       4,837       4,578         963       1,094         984
  Interest cost on benefit obligation                  13,340      13,127      12,971       1,978       1,898       1,783
  Actuarial losses                                     12,068      13,655      14,379       2,057       5,656       3,189
  Increase (decrease) in benefits due to
    plan amendments                                        --          --       1,085          --      (3,407)         --
  Adoption of FSP 106-2 -- Medicare Part D                 --          --          --      (4,000)         --          --
  Curtailment due to outsourcing                       (4,298)         --          --        (275)         --          --
  Benefits paid                                       (14,193)    (11,113)    (12,420)     (1,898)     (1,794)     (1,556)
-------------------------------------------------------------------------------------------------------------------------
Benefit obligation, end of year                      $229,866    $217,945    $197,439      30,736    $ 31,911    $ 28,464
=========================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                     $ 87,784    $ 79,743    $ 89,928
    Contributions                                       6,728          --          --
    Actual income (loss) on plan assets                12,115      13,733      (4,613)
    Benefits paid                                      (7,480)     (5,692)     (5,572)
-------------------------------------------------------------------------------------
  Plan assets, end of year                           $ 99,147    $ 87,784    $ 79,743
=====================================================================================

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
    Benefit obligation                               $139,669    $131,497    $117,064          --          --          --
    Plan assets                                       (99,147)    (87,784)    (79,743)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation greater than plan assets          40,522      43,713      37,321
  Benefit obligation - other plans                     90,197      86,448      80,375    $ 30,736    $ 31,911    $ 28,464
    Unrecognized actuarial (losses) gains             (40,257)    (38,326)    (33,691)       (197)     (3,132)      2,524
    Unrecognized prior service (costs) benefits          (617)       (979)     (1,085)      2,340       4,417       1,285
                                                     --------------------------------------------------------------------
    Accrued benefit cost at September 30               89,845      90,856      82,920      32,879      33,196      32,273
    Payments subsequent to measurement date            (3,058)     (1,461)     (1,602)         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                  $ 86,787    $ 89,395    $ 81,318      32,879      33,196    $ 32,273
=========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                             Pension Benefits                    Other Benefits
                                                     --------------------------------------------------------------------
                                                       2004        2003        2002        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period   $  5,004    $  4,837    $  4,578    $    963    $  1,094    $    984
Interest cost on benefit obligation                    13,340      13,127      12,971       1,978       1,898       1,783
Expected (income) on plan assets                       (7,416)     (6,152)     (7,407)         --          --          --
Net amortization of unrecognized losses (gains)         1,140       1,439         308         717          --        (401)
Amortization of plan amendments for curtailment
  due to outsourcing                                      250          --          --        (563)         --          --
Amortization of prior service costs (benefits)
  and plan amendments                                     113         106          --      (1,515)       (275)       (275)
-------------------------------------------------------------------------------------------------------------------------
  Net periodic benefit cost (included in
    operating expenses)                              $ 12,431    $ 13,357    $ 10,450    $  1,580    $  2,717    $  2,091
=========================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $85.9 million and $83.0 million at the 2004 and 2003 measurement dates, respectively. The total ABO for the separately funded defined benefit pension plans was $127.1 million and $117.8 million at the 2004 and 2003 measurement dates, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

                                            Pension Benefits                           Other Benefits
                                ------------------------------------------------------------------------------
                                    2004          2003            2002         2004         2003         2002
                                ------------------------------------------------------------------------------
Discount rate                       6.0%         6.25%           6.75%         6.0%         6.25%        6.75%
Rate of increase in future
  compensation levels           3.0% - 6.5%   3.0% - 6.5%     3.0% - 10.0%
Expected long term return
  on plan assets                    8.0%          8.0%            8.0%

Additional minimum pension liabilities at December 31, 2004, 2003, and 2002, were $24.2 million, $23.2 million, and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the pl an assets exceeded the accrued benefit cost. These liabilities are included, net of income tax effects of $8.5 million, $8.1 million, and $7.9 million, as a component of accumulated other comprehensive income in 2004, 2003, and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 and 2003 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 9% and 10%, respectively. This projected rate declines linearly to 5% in 2008 and remains level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.9 million and increase the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.5 million and the 2004 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company us es the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

        Plan Asset Category         October 1, 2004     October 1, 2003
        ---------------------------------------------------------------
        Bonds                             33.0%               21.3%
        Common stocks                     63.2                70.9
        Group annuity contract             3.4                 2.3
        Other                              0.4                 5.5
        ---------------------------------------------------------------
          Total                          100.0%              100.0%
        ===============================================================

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company's Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its age ncies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage -backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company's expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company's historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations, and for projected medicare part D reimbursements for each of the five years following December 31, 2004, and in aggregate for the five years thereafter is as follows (in thousands):

               Projected Pension      Projected Other       Projected Medicare
  Year          Benefit Payments     Benefit Payments     Part D Reimbursements
--------------------------------------------------------------------------------
  2005              $14,137              $ 2,090                 $    --
  2006               14,539                2,210                     200
  2007               14,889                2,318                     211
  2008               14,968                2,418                     220
  2009               15,169                2,489                     226
2010-2014            81,747               13,235                   1,192

The Company's expected 2005 contribution into its separately funded defined benefit pension plan is $5.3 million. The Company may elect to make smaller or larger contributions in 2005, subject to regulatory requirements and maximum contribution limitations.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For emplo yees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. See Note 16 for additional information.

As the outsourcing decision occurred after the 2003 measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects were reflected in 2004's results from operations.

The pension benefit obligation was reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 were reduced due to curtailment by $0.8 million. Prior service cost plan amendments of $0.2 million were recognized due to the curtailment.

Other post-employment benefit obligations were reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 were reduced due to curtailment by $0.2 million. The curtailment reduced post-employment plan amendment benefits, resulting in a 2004 pre-tax benefit of $0.6 million.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a ben efit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-2).

The Company has compared its historical net benefits provided to participants against the projected net benefits that would be provided under the Act. Based on this review, and a review of the current promulgated regulations, the Company believes that the benefits provided by the Company to qualifying individuals are at least actuarially equivalent to those to be provided under the Act. Pursuant to FSP 106 -2, the Company has reduced its benefit obligation in 2004 by $4.0 millio n, with a corresponding reduction in unrecognized losses.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                2004       2003
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                          $    --    $62,770
      Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $62.8 million was redeemed on March 1,
      2004. $7.0 million was repurchased in September 2003.
      The notes were unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments required prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration.

7.50% Surplus Notes:                                           30,000     30,000
      $30 million. Issued by LSW to NLVF, maturing August
      2033, interest payable annually on August 10. The
      notes are unsecured and subordinated to all present
      and future indebtedness, policy claims and prior
      claims. All interest and principal payments require
      prior written approval by the State of Texas
      Department of Insurance.
--------------------------------------------------------------------------------
Total debt                                                    $30,000    $92,770
================================================================================

Interest paid on the 8.25% surplus notes was $2.6 million in 2004 and $5.8 million in 2003 and 2002. Interest paid on the 7.50% surplus notes was $1.5 million in 2004, and $-0- in 2003 and 2002. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002.

During 2004, NVLF contributed $72.7 million in capital to National Life. During 2003, NLVF contributed $29.4 million in capital to National Life.

The Company has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 62.5 basis points. The outstanding balance was zero as of December 31, 2004 and 2003. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was zero as of December 31, 2004 and 2003. Total interest on the combined lines of credit was $1,641 for 2004, $2,100 for 2003, and $0.1 million for 2002.

During 2004, the Company retired $62.8 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $3.4 million were expensed. These costs are included in early retirement of debt expense.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in early retirement of debt expense.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2004 and 2003, were $53.6 million and $63.4 million, respectively.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980's and 1990's. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursued litigation separately against the company.

Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company's financial position. Existing provisions for this contingency were reduced in 2004, 2003, and 2002 and are included as changes in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardwar e and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The lease was renegotiated in September 2004 for an additional 5 years. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2004 (in millions):

                                                          Operating
             Year                                           Leases
             ------------------------------------------------------
             2005                                            $ 4.6
             2006                                              4.6
             2007                                              4.6
             2008                                              4.6
             2009 and beyond                                   4.6
             ------------------------------------------------------
             Total minimum lease payments                    $23.0
             ======================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. See Note 15 for additional information.

The Company has a ten year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effec tive on February 1, 2004. The Company's total obligation under the contract for years 2004-2008 is approximately $64.5 million. See Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase accounting adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholder s. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $11.3 million and $17.1 million was required at December 31, 2004 and 2003, respectively. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $155.0 million and $141.4 million at December 31, 2004 and 2003, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2004 and 2003 was $166.3 million and $158.5 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2004 and 2003, and for the three years ended December 31, 2004, is as follows (in thousands):

                                                                                            2004              2003
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                        $3,932,536        $3,967,596
  Other liabilities                                                                             356            10,351
---------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                    $3,932,892        $3,977,947
=====================================================================================================================

ASSETS:
  Cash and cash equivalents                                                              $    9,224        $   68,709
  Available-for-sale debt and equity securities                                           2,402,200         2,338,609
  Mortgage loans                                                                            432,670           430,461
  Policy loans                                                                              547,497           584,255
  Accrued investment income                                                                  46,561            49,222
  Premiums and fees receivable                                                               11,973            15,799
  Other assets                                                                              114,863           101,087
---------------------------------------------------------------------------------------------------------------------
    Total assets                                                                         $3,564,988        $3,588,142
=====================================================================================================================
Excess of reported closed block liabilities over closed block assets                     $  367,904        $  389,805
Closed block accumulated other comprehensive gain represented above                              --                --
---------------------------------------------------------------------------------------------------------------------
Maximum future earnings to be recognized from closed block assets and liabilities        $  367,904        $  389,805
=====================================================================================================================

                                                                             2004           2003           2002
------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums and other income                                                 $  255,941     $  272,103     $  281,272
Net investment income                                                        219,248        222,076        232,088
Net investment loss                                                           (1,924)        (1,559)       (10,468)
------------------------------------------------------------------------------------------------------------------
  Total revenues                                                             473,265        492,620        502,892
------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
(Decrease) increase in policy liabilities                                    (44,439)        50,922         42,430
Policy benefits                                                              343,187        250,013        259,451
Policyholders' dividends                                                     115,414        128,096        129,897
Interest credited to policyholder account liabilities                         11,664         11,099         12,317
Operating expenses                                                             9,730         12,697         12,913
Commission expenses                                                            4,015          3,946          5,873
------------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                                                439,571        456,773        462,881
------------------------------------------------------------------------------------------------------------------
Pre-tax results of operations                                                 33,694         35,847         40,011
  Income taxes                                                                11,793         14,201         14,019
------------------------------------------------------------------------------------------------------------------
Closed block results of operations                                            21,901         21,646         25,992
Other comprehensive income:
  Unrealized loss                                                                 --             --           (700)
------------------------------------------------------------------------------------------------------------------
Total closed block comprehensive income                                   $   21,901     $   21,646     $   25,292
==================================================================================================================
Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $  389,805     $  411,451     $  436,743
    Closed block comprehensive income                                         21,901         21,646         25,292
------------------------------------------------------------------------------------------------------------------
End of year                                                               $  367,904     $  389,805     $  411,451
==================================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2004 and 2003 were $2,233.1 million and $2,183.2 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.9 million and $0.8 million at December 31, 2004 and 2003, respectively.

Participating insurance in force within the Closed Block was $11.1 billion and $11.9 billion at December 31, 2004 and 2003, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's ou tstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through a trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2004 or 2003 by National Life, NLVF, or NLHC. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations re quire pre-approval by the Commissioner. Statutory surplus was $542.4 million and $452.4 million at December 31, 2004 and 2003, respectively. Statutory net gain from operations was $62.6 million and $18.8 million in 2004 and 2003, respectively.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

NOTE 13 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.0 million, $4.4 million, and $4.8 million for the three years ended December 31, 2004, 2003, and 2002, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indir ect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.88%; the second accrues interest at 5.30%. Amortization of PVFP was $8.4 million, $7.2 million, and $9.5 million for the three years ended December 31, 2004, 2003, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):

                                              Projected
                        Year                Amortization
                      ----------------------------------
                        2005                  $ 7,767
                        2006                    7,243
                        2007                    6,743
                        2008                    6,249
                        2009                    5,749

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 14 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 81.5% and 76.5% of the face value of total insurance inforce at December 31, 2004 and 2003, respectively. The premiums on participating life insurance policies were 66.1%, 64.9%, and 63.9% of total individual life insuranc e premiums in 2004, 2003, and 2002, respectively.

NOTE 15 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities -, interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have v oting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 was required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.3 million. The Company assumed a secondary guarantee on $12.0 million of the total partn ership debt to obtain favorable financing terms. At December 31, 2004 and 2003 the Company's portion of the partnership equity was $(10.1) million and $(7.7) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in exces s of accumulated earnings.

The Company created NL Group Statutory Trust I, a statutory trust company (STT), as a wholly-owned subsidiary of NLVF during 2003. STT issued $20 million in mandatorily redeemable trust preferred capital securities to a special purpose pool organized by a third party, NLVF then issued $20 million in notes to STT. The terms and conditions of these notes essentially match those of the notes issued by STT to the special purpose pool. See Note 8 for more information on the securities issued. STT is currently a consolidated entity within the Company's financial statements. Under the provisions of FIN 46R, management currently believes that the primary beneficiary of STT is the special purpose pool holding STT's trust preferred capital securities. Adoption of FIN 46R will therefore require deconsolidation of STT, with a corresponding increase of $0.6 million in the Company's available-for-sale equity securities and debt outstanding.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 16 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substa ntially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at De cember 31, 2003. See Note 7 for information on pension and other defined benefit postretirement plan curtailments recorded in 2004.

NOTE 17 - ADOPTON OF SOP 03-01

In July 2003, the Accounting Standards Executive Committee issued SoP 03 -01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company adopted SOP 03-1 effective January 1, 2004. Pursuant to the adoption of SoP 03-1, the Company recorded an after-tax cumulative effect of ($1.4) million which consisted of $1.9 million of sales inducement assets and $4.0 million of sales inducement liabilities for various annuity products, offset by income tax effects of $0.7 million. See Note 2 for additional information.

                             NATIONAL VARIABLE LIFE
                                INSURANCE ACCOUNT

                              FINANCIAL STATEMENTS

                                    * * * * *

                                DECEMBER 31, 2004

PRICEWATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      125 High Streeet
                                                      Boston, MA 02110
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001


             Report of Independent Registered Public Accounting Firm


To the Board of Directors of National Life Insurance Company and Contractholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in allmaterial respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance company) (the Variable Account) at December 31, 2004, the results of each of their operations for the period then ended and the changes in each of their net assets for the periods ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believer that our audits provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
April 15, 2005

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics Fund               (a)                      $ 1,396,954    149,887.44    7.56     18,922.71    7.84     87,643.84    1.32
                                                       ===========
  Health Sciences Fund        (a)                      $ 2,345,655    226,740.87    9.27     20,241.52    9.61     26,737.50    1.87
                                                       ===========
  Technology Fund             (a)                      $ 1,469,958    324,400.29    4.25      8,129.74    4.41     43,954.80    1.23
                                                       ===========
Alger American Fund
  Growth Portfolio                                     $14,460,397    742,966.83   17.80     18,205.78    8.48     21,562.81   50.13
                                                       ===========
  Leveraged All Cap Portfolio                          $ 1,199,111    136,782.52    7.83      6,433.93    8.12     24,484.75    3.10
                                                       ===========
  Small Capitalization Portfolio                       $ 9,065,543    800,628.63   10.85     15,306.39    9.49      6,038.53   38.85
                                                       ===========
American Century Variable Portfolios
  Income & Growth Portfolio                            $ 5,163,572    283,639.63   11.86     40,755.48   12.44    170,429.76    7.58
                                                       ===========
  Inflation Protection                                 $   668,672     58,401.70   10.56         22.34   10.63     46,695.74    1.11
                                                       ===========
  Portfolio
  International Portfolio                              $ 1,003,894     85,955.45   11.33      2,656.84   11.40            --      --
                                                       ===========
  Ultra Portfolio                                      $    18,680      1,208.81   10.79        519.38   10.85            --      --
                                                       ===========
  Value Portfolio                                      $ 9,052,146    412,152.56   16.82     54,178.72   16.00    111,380.07   11.24
                                                       ===========
  Vista Portfolio                                      $ 1,057,019     94,855.05   10.84      2,659.72   10.90            --      --
                                                       ===========
Dreyfus Variable Investment Fund
  Appreciation Portfolio                               $   672,509     63,684.83   10.35      1,293.07   10.41            --      --
                                                       ===========
  Developing Leaders Portfolio                         $     5,150        471.27   10.93            --      --            --      --
                                                       ===========
  Quality Bond Portfolio                               $     7,997        765.22   10.45            --      --            --      --
                                                       ===========
  Socially Responsible Growth Fund                     $   296,786     34,543.04    7.11      1,580.56    7.37     15,700.20    2.53
                                                       ===========
Franklin Templeton Variable Insurance Products Trust
  Foreign Securities Fund                              $ 1,100,190     89,188.78   11.57      5,835.13   11.64            --      --
                                                       ===========
  Mutual Shares Securities Fund                        $    50,451      3,036.84   11.00      1,538.90   11.07            --      --
                                                       ===========
  Real Estate Fund                                     $   364,502     26,751.43   13.63            --      --            --      --
                                                       ===========
  Small Cap Fund                                       $    14,500        706.23   10.99        609.90   11.05            --      --
                                                       ===========
  Small Cap Value Securities Fund                      $   178,332     12,222.47   12.04      2,569.06   12.12            --      --
                                                       ===========
JP Morgan Series Trust II
  International Equity Portfolio                       $ 2,304,943    181,694.81   10.96     21,361.13   10.83      6,711.32   12.29
                                                       ===========
  Small Company Portfolio                              $ 1,924,996     95,738.75   15.12     30,801.30   13.35      3,545.02   18.56
                                                       ===========

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Institutional Funds
  Core Plus Fixed Income Portfolio                     $   106,021            --      --            --      --     75,091.85    1.41
                                                       ===========
  Emerging Markets Equity Portfolio                    $    78,248            --      --            --      --     60,484.25    1.29
                                                       ===========
  High Yield Portfolio                                 $    77,397            --      --            --      --     70,385.40    1.10
                                                       ===========
  US Real Estate Portfolio                             $   210,338            --      --            --      --     88,692.70    2.37
                                                       ===========
Neuberger Berman Advisors Management Trust
  Fasciano Portfolio                                   $   766,387     65,609.25   10.98      4,170.97   11.05            --      --
                                                       ===========
  Limited Maturity Portfolio                           $   976,496     94,061.07   10.00      3,544.38   10.06            --      --
                                                       ===========
  Mid Cap Growth Portfolio                             $     9,645        834.80   11.55            --      --            --      --
                                                       ===========
  Partners Portfolio                                   $ 1,947,758    116,225.23   12.40     38,299.23   11.95      2,150.33   22.98
                                                       ===========
Scudder Variable Series II
  Dreman High Return Equity Portfolio                  $    47,658      4,228.88   11.27            --      --            --      --
                                                       ===========
  Dreman Small Cap Value Portfolio                     $   707,841     57,126.80   11.97      2,013.79   12.04            --      --
                                                       ===========
Scudder VIT Funds
  EAFE Equity Index Fund                               $   302,751            --      --            --      --     27,672.56   10.94
                                                       ===========
  Equity 500 Index Fund                                $ 1,126,939            --      --            --      --     85,372.94   13.20
                                                       ===========
  Small Cap Index Fund                                 $   206,063            --      --            --      --     12,926.68   15.94
                                                       ===========
Sentinel Variable Products Trust
  Balanced Fund                                        $ 4,321,892    207,705.38   16.76     59,631.71   12.68      4,286.84   19.87
                                                       ===========
  Bond Fund                                            $ 5,100,289    285,907.34   15.60     39,416.35   14.56      4,554.53   14.76
                                                       ===========
  Common Stock Fund                                    $25,268,356  1,281,861.62   18.90     67,037.38   12.62     15,848.59   12.21
                                                       ===========
  Growth Index Fund                                    $ 1,306,921    138,475.98    7.83      3,573.38    8.13    240,587.83    0.80
                                                       ===========
  Mid Cap Growth Fund                                  $11,332,447    498,627.82   19.72     69,175.00   13.34     42,280.74   13.67
                                                       ===========
  Money Market Fund                                    $17,602,414    815,377.38   12.70    147,880.28   12.31  4,661,570.91    1.16
                                                       ===========
  Small Company Fund                                   $16,496,249    419,192.65   32.44     65,304.33   22.63     83,879.83   16.92
                                                       ===========
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                               $ 7,561,771    530,164.34   11.99     51,305.09   13.00     30,530.93   17.57
                                                       ===========
  Opportunity Fund II                                  $ 3,979,718    184,194.54   16.21     29,614.02   15.79     15,065.90   34.97
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2004

TOTAL ASSETS AND NET ASSETS:                                              VariTrak           Estate Provider      Benefit Provider
                                                                           Product               Product               Product
                                                                     -------------------   -------------------   -------------------
Investments in shares of mutual fund portfolios at market value      Accumulation   Unit   Accumulation   Unit   Accumulation   Unit
(policyholder accumulation units and unit value):                        Units     Value       Units     Value       Units     Value
------------------------------------------------------------------------------------------------------------------------------------
T Rowe Price Equity Series
  Blue Chip Growth Portfolio                           $ 1,054,992     91,320.77   10.82      6,124.23   10.89            --      --
                                                       ===========
  Equity Income Portfolio                              $   134,477      9,933.81   11.25      2,009.78   11.32            --      --
                                                       ===========
  Health Sciences Portfolio                            $   222,420     20,483.83   10.40        906.55   10.46            --      --
                                                       ===========
Variable Insurance Product Funds
  Contrafund Portfolio                                 $10,938,158    484,390.70   20.49     65,707.73   15.43            --      --
                                                       ===========
  Equity Income Portfolio                              $13,956,006    328,494.08   41.86     17,282.36   11.96            --      --
                                                       ===========
  Growth Portfolio                                     $17,379,797    408,020.27   38.74    134,876.87   11.65            --      --
                                                       ===========
  High Income Portfolio                                $ 5,813,198    190,561.43   27.48     59,905.24    9.63            --      --
                                                       ===========
  Index 500 Portfolio                                  $46,107,930  1,290,304.77   30.12    617,023.77   11.74            --      --
                                                       ===========
  Investment Grade Bond Portfolio                      $ 5,964,534    369,439.41   12.93     55,508.18   13.41    272,354.52    1.63
                                                       ===========
  Mid Cap Portfolio                                    $   624,489     50,320.39   12.30        428.67   12.38            --      --
                                                       ===========
  Overseas Portfolio                                   $11,285,322    438,568.50   23.28     67,802.24   10.26    188,650.48    2.02
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               AIM VARIABLE      AIM VARIABLE      AIM VARIABLE         ALGER             ALGER
                                                 INSURANCE         INSURANCE         INSURANCE         AMERICAN          AMERICAN
                                                   FUNDS             FUNDS             FUNDS             FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                    HEALTH          TECHNOLOGY                           LEVERAGED
                                               DYNAMICS (A)      SCIENCES (A)           (A)             GROWTH            ALL CAP
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         --      $         --      $         --      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                        9,761            17,825            11,406           117,993             9,332
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         (9,761)          (17,825)          (11,406)         (117,993)           (9,332)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --

  Net realized gain (loss) from shares sold          78,126           108,774           143,526          (697,600)           33,335

  Net unrealized appreciation (depreciation)
    on investments                                   81,058            50,123           (84,354)        1,429,134            58,361
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        159,184           158,897            59,172           731,534            91,696
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    149,423      $    141,072      $     47,766      $    613,541      $     82,364
                                               ============      ============      ============      ============      ============

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   AMERICAN          AMERICAN          AMERICAN          AMERICAN
                                                   ALGER            CENTURY           CENTURY           CENTURY           CENTURY
                                                 AMERICAN          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                   FUND           PORTFOLIOS        PORTFOLIOS        PORTFOLIOS        PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                     INFLATION          INTER-
                                                                   INCOME &         PROTECTION         NATIONAL
                                                 SMALL CAP          GROWTH              (B)               (B)            ULTRA (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         --      $     66,244      $      7,879      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                       73,402            35,635             1,774             2,663                22
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (73,402)           30,609             6,105            (2,663)              (22)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                37                --                --

  Net realized gain (loss) from shares sold         146,659            47,672             1,908             4,470                (1)

  Net unrealized appreciation (depreciation)
    on investments                                1,152,051           473,994             7,491           106,105               969
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,298,710           521,666             9,436           110,575               968
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,225,308      $    552,275      $     15,541      $    107,912      $        946
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 AMERICAN          AMERICAN           DREYFUS           DREYFUS           DREYFUS
                                                  CENTURY           CENTURY          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          VARIABLE         INVESTMENT        INVESTMENT        INVESTMENT
                                                PORTFOLIOS        PORTFOLIOS           FUND              FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                                   APPRECIATION       DEVELOPING         QUALITY
                                                  VALUE            VISTA (B)            (B)           LEADERS (B)        BOND (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $     76,175      $         --      $     10,721      $         10      $        114

EXPENSES:
  Mortality and expense risk
    and administrative charges                       62,331             2,951             2,040                10                20
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         13,844            (2,951)            8,681                --                94
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        59,090                --                --                --                --

  Net realized gain (loss) from shares sold         262,297            (1,495)              350                33                22

  Net unrealized appreciation (depreciation)
    on investments                                  692,492           106,416            17,063               211                85
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,013,879           104,921            17,413               244               107
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,027,723      $    101,970      $     26,094      $        244      $        201
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON         TEMPLETON
                                                 DREYFUS           VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                INVESTMENT         PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                   FUND              TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                                      MUTUAL
                                                 SOCIALLY          FOREIGN            SHARES
                                                RESPONSIBLE       SECURITIES        SECURITIES        REAL ESTATE       SMALL CAP
                                                  GROWTH              (B)               (B)               (B)               (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      1,161      $        846      $         --      $         73      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                        2,227             2,852                95               530                39
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                         (1,066)           (2,006)              (95)             (457)              (39)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                 6                --

  Net realized gain (loss)                            3,009             6,165                49             2,599               (55)
    from shares sold

  Net unrealized appreciation (depreciation)
    on investments                                   12,004           112,404             3,033            25,854               911
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         15,013           118,569             3,082            28,459               856
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     13,947      $    116,563      $      2,987      $     28,002      $        817
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 FRANKLIN
                                                 TEMPLETON                                              MORGAN            MORGAN
                                                 VARIABLE                                               STANLEY           STANLEY
                                                 INSURANCE        JP MORGAN         JP MORGAN          UNIVERSAL         UNIVERSAL
                                                 PRODUCTS           SERIES            SERIES         INSTITUTIONAL     INSTITUTIONAL
                                                   TRUST           TRUST II          TRUST II            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP
                                                   VALUE                                                                 EMERGING
                                                SECURITIES       INTERNATIONAL         SMALL           CORE PLUS          MARKETS
                                                    (B)             EQUITY            COMPANY        FIXED INCOME         EQUITY
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $         43      $     11,416      $         --      $      4,040      $        441

EXPENSES:
  Mortality and expense risk
  and administrative charges                            324            17,155            14,231               319               187
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                           (281)           (5,739)          (14,231)            3,721               254
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --               243                --

  Net realized gain (loss)                              765            75,203            93,460             1,845               391
    from shares sold

  Net unrealized appreciation (depreciation)
    on investments                                   13,896           265,744           326,001            (1,682)           13,972
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         14,661           340,947           419,461               406            14,363
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     14,380      $    335,208      $    405,230      $      4,127      $     14,617
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  MORGAN            MORGAN          NEUBERGER         NEUBERGER         NEUBERGER
                                                  STANLEY           STANLEY           BERMAN            BERMAN            BERMAN
                                                 UNIVERSAL         UNIVERSAL         ADVISORS          ADVISORS          ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                   FUNDS             FUNDS             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                    US REAL                             LIMITED          MID CAP
                                                HIGH YIELD          ESTATE         FASCIANO (B)      MATURITY (B)       GROWTH (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      3,058      $      2,783      $         --      $     23,904      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                          172               491             2,078             2,557                43
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                          2,886             2,292            (2,078)           21,347               (43)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             3,240             1,505                --                --

  Net realized gain (loss) from shares sold           1,104             2,293             4,006                74              (150)

  Net unrealized appreciation (depreciation)
    on investments                                    1,592            47,094            45,922           (21,644)            1,193
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                          2,696            52,627            51,433           (21,570)            1,043
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $      5,582      $     54,919      $     49,355      $       (223)     $      1,000
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                NEUBERGER
                                                  BERMAN
                                                 ADVISORS           SCUDDER           SCUDDER
                                                MANAGEMENT         VARIABLE          VARIABLE           SCUDDER           SCUDDER
                                                   TRUST           SERIES II         SERIES II         VIT FUNDS         VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                    DREMAN            DREMAN
                                                                 HIGH RETURN         SMALL CAP           EAFE           EQUITY 500
                                                 PARTNERS         EQUITY (B)         VALUE (B)       EQUITY INDEX          INDEX
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $        185      $         --      $         --      $      5,736      $     10,466

EXPENSES:
  Mortality and expense risk
    and administrative charges                       12,881                72             1,974               696             2,828
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (12,696)              (72)           (1,974)            5,040             7,638
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --                --                --                --

Net realized gain (loss)                             37,942               346             6,462             9,980            13,086
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                    252,705             2,733            74,520            31,184            81,848
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        290,647             3,079            80,982            41,164            94,934
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    277,951      $      3,007      $     79,008      $     46,204      $    102,572
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   SENTINEL          SENTINEL          SENTINEL          SENTINEL
                                                                   VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS           TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP                                              COMMON            GROWTH
                                                   INDEX           BALANCED            BOND              STOCK             INDEX
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $        658      $     88,223      $    226,070      $    241,311      $     17,185

EXPENSES:
  Mortality and expense risk
   and administrative charges                           470            34,014            41,161           201,982             9,352
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                            188            54,209           184,909            39,329             7,833
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --           143,178            71,638                --                --

Net realized gain (loss)                             21,756           119,917            67,342           142,616            43,540
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                      9,273           (60,240)         (145,028)        1,798,268            (2,139)
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         31,029           202,855            (6,048)        1,940,884            41,401
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     31,217      $    257,064      $    178,861      $  1,980,213      $     49,234
                                               ============      ============      ============      ============      ============


   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 SENTINEL          SENTINEL          SENTINEL           STRONG            STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE         INSURANCE
                                                   TRUST             TRUST             TRUST             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                        MID CAP
                                                 MID CAP            MONEY              SMALL            GROWTH          OPPORTUNITY
                                                  GROWTH            MARKET            COMPANY           FUND II           FUND II
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                                        $-      $    149,979      $     13,701      $         --      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                       87,594           133,404           116,097            56,705            28,580
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                        (87,594)           16,575          (102,396)          (56,705)          (28,580)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --         1,402,897                --                --

Net realized gain (loss)                            307,572                --           798,750          (172,471)           65,920
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                    922,357                --           (65,109)        1,387,792           543,651
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,229,929                --         2,136,538         1,215,321           609,571
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,142,335      $     16,575      $  2,034,142      $  1,158,616      $    580,991
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  T ROWE            T ROWE            T ROWE           VARIABLE          VARIABLE
                                                  PRICE             PRICE             PRICE           INSURANCE         INSURANCE
                                                  EQUITY            EQUITY            EQUITY           PRODUCT           PRODUCT
                                                  SERIES            SERIES            SERIES            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                BLUE CHIP           EQUITY            HEALTH                              EQUITY
                                                GROWTH (B)        INCOME (B)       SCIENCES (B)       CONTRAFUND          INCOME
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $      4,381      $        436      $         --      $     32,308      $    205,623

EXPENSES:
  Mortality and expense risk
    and administrative charges                        2,620               171               642            87,345           119,720
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                          1,761               265              (642)          (55,037)           85,903
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --             1,081                --                --            49,121

Net realized gain (loss)                               (812)              163               (34)          403,301            33,433
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                     68,656             3,321            17,874         1,017,377         1,171,845
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                         67,844             4,565            17,840         1,420,678         1,254,399
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $     69,605      $      4,830      $     17,198      $  1,365,641      $  1,340,302
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                     HIGH                             INVESTMENT
                                                  GROWTH            INCOME           INDEX 500        GRADE BOND        MID CAP (B)
                                               ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
  Dividend income                              $     43,180      $    415,394      $    552,334      $    243,602      $         --

EXPENSES:
  Mortality and expense risk
    and administrative charges                      146,796            46,817           371,627            48,170             1,226
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                       (103,616)          368,577           180,707           195,432            (1,226)
                                               ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --                --                --           175,222                --

Net realized gain (loss)                           (721,523)          130,342          (160,662)          (47,895)            4,208
  from shares sold

Net unrealized appreciation (depreciation)
  on investments                                  1,235,178           (46,367)        4,002,991          (117,672)           61,486
                                               ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                        513,655            83,975         3,842,329             9,655            65,694
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $    410,039      $    452,552      $  4,023,036      $    205,087      $     64,468
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE
                                                 INSURANCE
                                                  PRODUCT
                                                   FUNDS
                                               ------------
                                                 OVERSEAS
                                               ------------
INVESTMENT INCOME:
  Dividend income                              $    119,595

EXPENSES:
  Mortality and expense risk
    and administrative charges                       90,853
                                               ------------
NET INVESTMENT INCOME (LOSS)                         28,742
                                               ------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                              --

Net realized gain (loss) from                        24,447
  shares sold

Net unrealized appreciation (depreciation)
  on investments                                  1,199,287
                                               ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      1,223,734
                                               ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  1,252,476
                                               ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               AIM VARIABLE      AIM VARIABLE      AIM VARIABLE          ALGER             ALGER
                                                 INSURANCE         INSURANCE         INSURANCE         AMERICAN          AMERICAN
                                                   FUNDS             FUNDS             FUNDS             FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                    HEALTH          TECHNOLOGY                           LEVERAGED
                                               DYNAMICS (A)      SCIENCES (A)           (A)             GROWTH            ALL CAP
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     (9,761)     $    (17,825)     $    (11,406)     $   (117,993)     $     (9,332)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold          78,126           108,774           143,526          (697,600)           33,335
  Net unrealized appreciation (depreciation)
    on investments                                   81,058            50,123           (84,354)        1,429,134            58,361
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      159,184           158,897            59,172           731,534            91,696
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         149,423           141,072            47,766           613,541            82,364
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              284,238           650,531           442,408         2,682,974           313,259
  Transfers between investment
    sub-accounts and general account, net           (63,587)           14,523           (27,131)         (337,534)          (35,536)
  Surrenders and lapses                             (38,222)          (44,404)          (70,401)         (922,173)          (39,541)
  Contract benefits                                      --                --                --           (71,114)               --
  Loan interest received                                849             1,904             3,232            24,530               580
  Transfers for policy loans                        (11,673)          (47,884)          (12,490)         (120,504)           (7,374)
  Contract charges                                 (113,937)         (225,298)         (155,652)       (1,200,983)         (114,389)
  Other                                                (388)             (211)             (336)             (739)             (102)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           57,280           349,161           179,630            54,457           116,897
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   206,703           490,233           227,396           667,998           199,261

Net assets, beginning of period                   1,190,251         1,855,422         1,242,562        13,792,399           999,850
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,396,954      $  2,345,655      $  1,469,958      $ 14,460,397      $  1,199,111
                                               ============      ============      ============      ============      ============

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   AMERICAN          AMERICAN          AMERICAN          AMERICAN
                                                   ALGER            CENTURY           CENTURY           CENTURY           CENTURY
                                                 AMERICAN          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                   FUND           PORTFOLIOS        PORTFOLIOS        PORTFOLIOS        PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                    INFLATION
                                                                   INCOME &         PROTECTION      INTERNATIONAL
                                                 SMALL CAP          GROWTH              (B)               (B)            ULTRA (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (73,402)     $     30,609      $      6,105      $     (2,663)     $        (22)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                37                --                --
  Net realized gain (loss) from shares sold         146,659            47,672             1,908             4,470                (1)
  Net unrealized appreciation (depreciation)
    on investments                                1,152,051           473,994             7,491           106,105               969
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,298,710           521,666             9,436           110,575               968
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,225,308           552,275            15,541           107,912               946
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,430,729         1,012,520           112,155           128,707             3,125
  Transfers between investment
    sub-accounts and general account, net          (567,807)         (271,630)          524,933           797,952            15,368
  Surrenders and lapses                            (345,873)         (188,937)           (2,558)          (10,990)              (20)
  Contract benefits                                 (48,480)           (1,860)               --                --                --
  Loan interest received                             18,992             1,988               210               486                --
  Transfers for policy loans                       (124,369)          (27,054)              (58)            4,356                --
  Contract charges                                 (692,740)         (393,932)          (21,365)          (24,575)             (738)
  Other                                               2,909            (1,235)              (30)               46                (1)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions         (326,639)          129,860           613,287           895,982            17,734
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   898,669           682,135           628,828         1,003,894            18,680

Net assets, beginning of period                   8,166,874         4,481,437            39,844                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  9,065,543      $  5,163,572      $    668,672      $  1,003,894      $     18,680
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 AMERICAN          AMERICAN           DREYFUS           DREYFUS           DREYFUS
                                                  CENTURY           CENTURY          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          VARIABLE         INVESTMENT        INVESTMENT        INVESTMENT
                                                PORTFOLIOS        PORTFOLIOS           FUND              FUND              FUND
                                               ------------      ------------      ------------      ------------      ------------
                                                                                   APPRECIATION       DEVELOPING          QUALITY
                                                   VALUE           VISTA (B)            (B)           LEADERS (B)         BOND (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     13,844      $     (2,951)     $      8,681      $         --      $         94

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                        59,090                --                --                --                --
  Net realized gain (loss) from shares sold         262,297            (1,495)              350                33                22
  Net unrealized appreciation (depreciation)
    on investments                                  692,492           106,416            17,063               211                85
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,013,879           104,921            17,413               244               107
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,027,723           101,970            26,094               244               201
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,568,562           144,902            66,607               603             1,744
  Transfers between investment
    sub-accounts and general account, net           580,312           850,961           607,761             4,645             6,912
  Surrenders and lapses                            (466,523)          (13,409)          (10,863)               --                --
  Contract benefits                                    (338)               --                --                --                --
  Loan interest received                              6,420                --                50                --                --
  Transfers for policy loans                        (49,250)               --               (64)               --                --
  Contract charges                                 (649,287)          (28,109)          (17,028)             (369)             (859)
  Other                                                (996)              704               (48)               27                (1)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          988,900           955,049           646,415             4,906             7,796
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,016,623         1,057,019           672,509             5,150             7,997

Net assets, beginning of period                   7,035,523                --                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  9,052,146      $  1,057,019      $    672,509      $      5,150      $      7,997
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON         TEMPLETON
                                                  DREYFUS          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE          INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                INVESTMENT         PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                   FUND              TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                                      MUTUAL
                                                 SOCIALLY           FOREIGN           SHARES
                                               RESPONSIBLE        SECURITIES        SECURITIES       REAL ESTATE        SMALL CAP
                                                  GROWTH              (B)               (B)               (B)               (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     (1,066)     $     (2,006)     $        (95)     $       (457)     $        (39)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                 6                --
  Net realized gain (loss) from shares sold           3,009             6,165                49             2,599               (55)
  Net unrealized appreciation (depreciation)
    on investments                                   12,004           112,404             3,033            25,854               911
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       15,013           118,569             3,082            28,459               856
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          13,947           116,563             2,987            28,002               817
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               99,266           133,378             4,732            26,040             2,845
  Transfers between investment
    sub-accounts and general account, net            15,948           881,872            43,808           317,322            12,477
  Surrenders and lapses                             (30,739)          (10,621)               --              (794)               --
  Contract benefits                                  (9,865)               --                --                --                --
  Loan interest received                                 31               333                --                --                --
  Transfers for policy loans                            (97)            3,873                --              (231)               --
  Contract charges                                  (32,208)          (25,353)           (1,077)           (5,899)           (1,640)
  Other                                                 (62)              145                 1                62                 1
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           42,274           983,627            47,464           336,500            13,683
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    56,221         1,100,190            50,451           364,502            14,500

Net assets, beginning of period                     240,565                --                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    296,786      $  1,100,190      $     50,451      $    364,502      $     14,500
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 FRANKLIN
                                                 TEMPLETON                                              MORGAN            MORGAN
                                                 VARIABLE                                               STANLEY           STANLEY
                                                 INSURANCE         JP MORGAN         JP MORGAN         UNIVERSAL         UNIVERSAL
                                                 PRODUCTS           SERIES            SERIES         INSTITUTIONAL     INSTITUTIONAL
                                                   TRUST           TRUST II          TRUST II            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP
                                                   VALUE                                                                 EMERGING
                                                SECURITIES        INTERNATIONAL        SMALL           CORE PLUS          MARKETS
                                                    (B)              EQUITY           COMPANY        FIXED INCOME         EQUITY
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $       (281)     $     (5,739)     $    (14,231)     $      3,721      $        254

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --               243                --
  Net realized gain (loss) from shares sold             765            75,203            93,460             1,845               391
  Net unrealized appreciation (depreciation)
    on investments                                   13,896           265,744           326,001            (1,682)           13,972
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       14,661           340,947           419,461               406            14,363
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          14,380           335,208           405,230             4,127            14,617
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               19,191           476,610           306,894            15,345             3,277
  Transfers between investment
    sub-accounts and general account, net           149,327            24,975           (51,739)          (36,917)               65
  Surrenders and lapses                                (405)         (139,543)         (149,674)               --                --
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --             1,221               836                --                --
  Transfers for policy loans                             --           (16,210)           (7,664)               --                --
  Contract charges                                   (4,160)         (189,053)         (150,657)           (1,469)           (1,335)
  Other                                                  (1)             (190)             (485)             (150)             (129)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          163,952           157,810           (52,489)          (23,191)            1,878
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   178,332           493,018           352,741           (19,064)           16,495

Net assets, beginning of period                          --         1,811,925         1,572,255           125,085            61,753
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    178,332      $  2,304,943      $  1,924,996      $    106,021      $     78,248
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  MORGAN            MORGAN           NEUBERGER         NEUBERGER         NEUBERGER
                                                  STANLEY           STANLEY           BERMAN            BERMAN            BERMAN
                                                 UNIVERSAL         UNIVERSAL         ADVISORS          ADVISORS          ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                   FUNDS             FUNDS             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                                    US REAL                            LIMITED           MID CAP
                                                HIGH YIELD          ESTATE         FASCIANO (B)      MATURITY (B)       GROWTH (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      2,886      $      2,292      $     (2,078)     $     21,347      $        (43)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             3,240             1,505                --                --
  Net realized gain (loss) from shares sold           1,104             2,293             4,006                74              (150)
  Net unrealized appreciation (depreciation)
    on investments                                    1,592            47,094            45,922           (21,644)            1,193
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                        2,696            52,627            51,433           (21,570)            1,043
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           5,582            54,919            49,355              (223)            1,000
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               10,399             7,605            76,495           162,753             5,790
  Transfers between investment
    sub-accounts and general account, net            18,091             6,990           661,523           845,351             3,128
  Surrenders and lapses                                  --                --            (9,002)           (5,201)               --
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --                --               449               428                --
  Transfers for policy loans                             --                --             4,805             3,332                --
  Contract charges                                   (1,713)           (7,853)          (17,442)          (29,938)             (312)
  Other                                                (117)             (193)              204                (6)               39
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions           26,660             6,549           717,032           976,719             8,645
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    32,242            61,468           766,387           976,496             9,645

Net assets, beginning of period                      45,155           148,870                --                --                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $     77,397      $    210,338      $    766,387      $    976,496      $      9,645
                                               ============      ============      ============      ============      ============


(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                NEUBERGER
                                                  BERMAN
                                                 ADVISORS           SCUDDER           SCUDDER
                                                MANAGEMENT         VARIABLE          VARIABLE           SCUDDER           SCUDDER
                                                   TRUST           SERIES II         SERIES II         VIT FUNDS         VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                    DREMAN            DREMAN
                                                                 HIGH RETURN         SMALL CAP           EAFE           EQUITY 500
                                                 PARTNERS         EQUITY (B)         VALUE (B)       EQUITY INDEX          INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (12,696)     $        (72)     $     (1,974)     $      5,040      $      7,638

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold          37,942               346             6,462             9,980            13,086
  Net unrealized appreciation (depreciation)
    on investments                                  252,705             2,733            74,520            31,184            81,848
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      290,647             3,079            80,982            41,164            94,934
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         277,951             3,007            79,008            46,204           102,572
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              327,818            12,643            61,870            35,902           134,101
  Transfers between investment
    sub-accounts and general account, net            81,174            33,424           594,275            12,173           (14,661)
  Surrenders and lapses                             (34,598)               --           (10,500)          (24,224)          (72,249)
  Contract benefits                                      --                --                --                --                --
  Loan interest received                              1,444                --                --                --                --
  Transfers for policy loans                         (6,511)               --                --                --                --
  Contract charges                                 (132,819)           (1,447)          (17,028)           (7,239)          (24,208)
  Other                                                (333)               31               216              (325)           (1,230)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          236,175            44,651           628,833            16,287            21,753
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   514,126            47,658           707,841            62,491           124,325

Net assets, beginning of period                   1,433,632                --                --           240,260         1,002,614
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,947,758      $     47,658      $    707,841      $    302,751      $  1,126,939
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                   SENTINEL          SENTINEL          SENTINEL          SENTINEL
                                                                   VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS           TRUST             TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                 SMALL CAP                                              COMMON            GROWTH
                                                   INDEX           BALANCED            BOND              STOCK             INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $        188      $     54,209      $    184,909      $     39,329      $      7,833

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --           143,178            71,638                --                --
  Net realized gain (loss) from shares sold          21,756           119,917            67,342           142,616            43,540
  Net unrealized appreciation (depreciation)
    on investments                                    9,273           (60,240)         (145,028)        1,798,268            (2,139)
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       31,029           202,855            (6,048)        1,940,884            41,401
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          31,217           257,064           178,861         1,980,213            49,234
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                               37,410           819,166         1,114,516         4,324,951           245,102
  Transfers between investment
    sub-accounts and general account, net             1,988           222,833           (22,610)        1,274,105           246,375
  Surrenders and lapses                             (35,713)          (76,966)         (264,103)       (1,151,151)          (43,329)
  Contract benefits                                      --                --              (642)          (16,111)               --
  Loan interest received                                 --             7,140             5,119            38,705             1,326
  Transfers for policy loans                             --           (29,516)          (89,721)         (321,051)           (5,744)
  Contract charges                                   (2,276)         (449,847)         (436,482)       (2,061,972)          (92,455)
  Other                                                (322)              172               133               591            14,159
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions            1,087           492,982           306,210         2,088,067           365,434
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    32,304           750,046           485,071         4,068,280           414,668

Net assets, beginning of period                     173,759         3,571,846         4,615,218        21,200,076           892,253
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    206,063      $  4,321,892      $  5,100,289      $ 25,268,356      $  1,306,921
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 SENTINEL          SENTINEL          SENTINEL           STRONG            STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE         INSURANCE
                                                   TRUST             TRUST             TRUST             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                        MID CAP
                                                 MID CAP            MONEY              SMALL            GROWTH          OPPORTUNITY
                                                  GROWTH            MARKET            COMPANY           FUND II           FUND II
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (87,594)     $     16,575      $   (102,396)     $    (56,705)     $    (28,580)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --         1,402,897                --                --
  Net realized gain (loss) from shares sold         307,572                --           798,750          (172,471)           65,920
  Net unrealized appreciation (depreciation)
    on investments                                  922,357                --           (65,109)        1,387,792           543,651
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                    1,229,929                --         2,136,538         1,215,321           609,571
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,142,335            16,575         2,034,142         1,158,616           580,991
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            2,035,187        10,674,883         2,942,361         1,530,125           745,882
  Transfers between investment
    sub-accounts and general account, net           300,995        (7,479,579)        1,238,037          (420,450)         (188,087)
  Surrenders and lapses                            (381,506)       (1,241,097)         (592,825)         (389,227)         (167,864)
  Contract benefits                                 (14,099)          (11,296)             (663)           (7,891)             (336)
  Loan interest received                             11,177            26,908            13,597             8,819             1,986
  Transfers for policy loans                        (99,382)          139,086          (127,944)          (69,274)          (29,598)
  Contract charges                                 (883,456)       (2,047,288)       (1,120,378)         (636,427)         (306,088)
  Other                                              15,292            (4,133)           13,960            (2,287)           (1,414)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          984,208            57,484         2,366,145            13,388            54,481
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,126,543            74,059         4,400,287         1,172,004           635,472

Net assets, beginning of period                   9,205,904        17,528,355        12,095,962         6,389,767         3,344,246
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 11,332,447      $ 17,602,414      $ 16,496,249      $  7,561,771      $  3,979,718
                                               ============      ============      ============      ============      ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  T ROWE            T ROWE            T ROWE           VARIABLE          VARIABLE
                                                  PRICE             PRICE             PRICE           INSURANCE         INSURANCE
                                                  EQUITY            EQUITY            EQUITY           PRODUCT           PRODUCT
                                                  SERIES            SERIES            SERIES            FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                BLUE CHIP           EQUITY            HEALTH                              EQUITY
                                                GROWTH (B)        INCOME (B)       SCIENCES (B)       CONTRAFUND          INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      1,761      $        265      $       (642)     $    (55,037)     $     85,903

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --             1,081                --                --            49,121
  Net realized gain (loss) from shares sold            (812)              163               (34)          403,301            33,433
  Net unrealized appreciation (depreciation)
    on investments                                   68,656             3,321            17,874         1,017,377         1,171,845
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                       67,844             4,565            17,840         1,420,678         1,254,399
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          69,605             4,830            17,198         1,365,641         1,340,302
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              143,252             9,178            28,152         1,882,770         2,039,542
  Transfers between investment
    sub-accounts and general account, net           866,501           122,880           186,695            80,831          (390,761)
  Surrenders and lapses                              (6,006)             (391)           (3,500)         (570,318)         (930,581)
  Contract benefits                                      --                --                --           (12,968)           (1,778)
  Loan interest received                              1,036                --                --            12,327            25,135
  Transfers for policy loans                          8,721                --                --          (119,984)         (108,082)
  Contract charges                                  (28,143)           (2,021)           (6,223)         (884,807)       (1,207,803)
  Other                                                  26                 1                98              (391)             (707)
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          985,387           129,647           205,222           387,460          (575,035)
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 1,054,992           134,477           222,420         1,753,101           765,267

Net assets, beginning of period                          --                --                --         9,185,057        13,190,739
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,054,992      $    134,477      $    222,420      $ 10,938,158      $ 13,956,006
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                     HIGH                             INVESTMENT
                                                  GROWTH            INCOME           INDEX 500        GRADE BOND        MID CAP (B)
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $   (103,616)     $    368,577      $    180,707      $    195,432      $     (1,226)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --           175,222                --
  Net realized gain (loss) from shares sold        (721,523)          130,342          (160,662)          (47,895)            4,208
  Net unrealized appreciation (depreciation)
    on investments                                1,235,178           (46,367)        4,002,991          (117,672)           61,486
                                               ------------      ------------      ------------      ------------      ------------
  Net realized and unrealized
    gain (loss) on investments                      513,655            83,975         3,842,329             9,655            65,694
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         410,039           452,552         4,023,036           205,087            64,468
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            3,097,940         1,115,883         8,939,234         1,419,847            51,869
  Transfers between investment
    sub-accounts and general account, net          (433,253)           66,513        (1,421,319)         (261,513)          523,415
  Surrenders and lapses                            (671,511)         (186,369)       (2,428,419)         (526,419)           (3,500)
  Contract benefits                                 (47,308)             (647)          (36,227)               --                --
  Loan interest received                             27,402             4,232            41,429             8,571                --
  Transfers for policy loans                       (198,286)          (57,865)         (667,895)          (57,919)               (4)
  Contract charges                               (1,454,365)         (471,746)       (3,988,357)         (579,076)          (11,959)
  Other                                                (565)              913            (4,256)             (920)              200
                                               ------------      ------------      ------------      ------------      ------------
  Total net accumulation unit transactions          320,054           470,914           434,190             2,571           560,021
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   730,093           923,466         4,457,226           207,658           624,489

Net assets, beginning of period                  16,649,704         4,889,732        41,650,704         5,756,876                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 17,379,797      $  5,813,198      $ 46,107,930      $  5,964,534      $    624,489
                                               ============      ============      ============      ============      ============

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                 VARIABLE
                                                 INSURANCE
                                                  PRODUCT
                                                   FUNDS
                                               ------------
                                                 OVERSEAS
                                               ------------
NET INVESTMENT INCOME (LOSS)                   $     28,742

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --
  Net realized gain (loss) from shares sold          24,447
  Net unrealized appreciation (depreciation)
    on investments                                1,199,287
                                               ------------
  Net realized and unrealized
    gain (loss) on investments                    1,223,734
                                               ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     1,252,476
                                               ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,792,721
  Transfers between investment
    sub-accounts and general account, net          (489,035)
  Surrenders and lapses                            (506,152)
  Contract benefits                                 (17,985)
  Loan interest received                             20,078
  Transfers for policy loans                       (161,765)
  Contract charges                                 (860,951)
  Other                                              (1,562)
                                               ------------
  Total net accumulation unit transactions         (224,651)
                                               ------------
Increase (decrease) in net assets                 1,027,825

Net assets, beginning of period                  10,257,497
                                               ------------
NET ASSETS, END OF PERIOD                      $ 11,285,322
                                               ============

   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                       AMERICAN           AMERICAN
                                                  ALGER             ALGER             ALGER             CENTURY            CENTURY
                                                 AMERICAN          AMERICAN          AMERICAN          VARIABLE           VARIABLE
                                                   FUND              FUND              FUND           PORTFOLIOS         PORTFOLIOS
                                               ------------      ------------      ------------      ------------      ------------
                                                                   LEVERAGED                           INCOME &          INFLATION
                                                  GROWTH            ALL CAP          SMALL CAP          GROWTH          PROTECTION
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (97,884)     $     (5,784)     $    (57,946)     $     21,824      $        652

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold      (2,013,361)          (44,855)       (1,408,403)         (229,979)             (188)
  Net unrealized appreciation (depreciation)
    on investments                                5,546,702           249,874         3,788,953         1,160,040             1,028
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      3,533,341           205,019         2,380,550           930,061               840
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       3,435,457           199,235         2,322,604           951,885             1,492
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            2,854,780           320,721         1,542,941           809,331                --
  Transfers between investment
    sub-accounts and general account, net           (40,688)          136,170            (7,016)          197,309            38,571
  Surrenders and lapses                            (535,493)          (16,073)         (402,508)         (210,415)               --
  Contract benefits                                  (7,502)             (529)           (3,702)             (451)               --
  Loan interest received                             22,836               388            13,749             1,558                --
  Transfers for policy loans                       (193,302)           (6,739)         (157,551)          (16,577)               --
  Contract charges                               (1,229,542)          (96,817)         (685,739)         (361,723)             (190)
  Other                                              (2,165)              319               830            (1,019)              (29)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        868,924           337,440           301,004           418,013            38,352
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 4,304,381           536,675         2,623,608         1,369,898            39,844

Net assets, beginning of period                   9,488,018           463,175         5,543,266         3,111,539                --
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 13,792,399      $    999,850      $  8,166,874      $  4,481,437      $     39,844
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 AMERICAN           DREYFUS          GARTMORE          GARTMORE           INVESCO
                                                  CENTURY          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE         INVESTMENT         INSURANCE         INSURANCE        INVESTMENT
                                                PORTFOLIOS           FUND              TRUST             TRUST             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                   SOCIALLY
                                                                  RESPONSIBLE          BOND             MANAGED
                                                   VALUE            GROWTH         PORTFOLIO (C)     PORTFOLIO (C)       DYNAMICS
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $     17,230      $     (1,110)     $    280,268      $     89,604      $     (6,051)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --            42,391               605                --
  Net realized gain (loss) from shares sold        (133,527)          (10,984)          (85,033)         (221,578)          (46,590)
  Net unrealized appreciation (depreciation)
    on investments                                1,561,642            53,007          (241,663)          325,110           301,068
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      1,428,115            42,023          (284,305)          104,137           254,478
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       1,445,345            40,913            (4,037)          193,741           248,427
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            1,356,721            62,046           581,403           548,526           249,378
  Transfers between investment
    sub-accounts and general account, net           366,332            32,077        (4,194,651)       (2,898,496)          368,209
  Surrenders and lapses                            (171,833)           (4,577)          (71,291)          (52,136)          (48,632)
  Contract benefits                                  (5,234)           (2,219)               --                --                --
  Loan interest received                              3,416                --             1,050             1,499               154
  Transfers for policy loans                        (36,575)           (1,992)          (10,909)          (84,579)          (17,964)
  Contract charges                                 (552,481)          (26,054)         (255,595)         (240,370)          (98,604)
  Other                                                (545)               65              (213)               71               130
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        959,801            59,346        (3,950,206)       (2,725,485)          452,671
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 2,405,146           100,259        (3,954,243)       (2,531,744)          701,098

Net assets, beginning of period                   4,630,377           140,306         3,954,243         2,531,744           489,153
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  7,035,523      $    240,565      $         --      $         --      $  1,190,251
                                               ============      ============      ============      ============      ============

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                          MORGAN
                                                  INVESCO           INVESCO                                               STANLEY
                                                 VARIABLE          VARIABLE          JP MORGAN         JP MORGAN         UNIVERSAL
                                                INVESTMENT        INVESTMENT          SERIES            SERIES         INSTITUTIONAL
                                                   FUNDS             FUNDS           TRUST II          TRUST II            FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                                         CORE PLUS
                                                  HEALTH                           INTERNATIONAL         SMALL             FIXED
                                                 SCIENCES         TECHNOLOGY          EQUITY            COMPANY           INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (11,246)     $     (7,113)     $        681      $     (8,412)     $       (157)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --               754
  Net realized gain (loss) from shares sold         (83,394)         (161,971)         (118,617)          (53,762)              375
  Net unrealized appreciation (depreciation)
    on investments                                  439,872           469,727           542,811           447,209             3,476
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        356,478           307,756           424,194           393,447             4,605
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         345,232           300,643           424,875           385,035             4,448
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              549,495           350,746           413,745           289,829            15,834
  Transfers between investment
    sub-accounts and general account, net           137,758           209,789            11,115            28,460            21,749
  Surrenders and lapses                             (27,822)          (44,008)         (129,885)          (24,680)               --
  Contract benefits                                     (60)               --                --                --                --
  Loan interest received                              1,209             2,400               693               572                --
  Transfers for policy loans                        (15,882)           (6,598)           (9,225)          (10,651)               --
  Contract charges                                 (189,354)         (129,603)         (158,456)         (146,267)           (1,535)
  Other                                                 (11)             (399)             (193)              362               (64)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        455,333           382,327           127,794           137,625            35,984
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   800,565           682,970           552,669           522,660            40,432

Net assets, beginning of period                   1,054,857           559,592         1,259,256         1,049,595            84,653
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,855,422      $  1,242,562      $  1,811,925      $  1,572,255      $    125,085
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  MORGAN            MORGAN            MORGAN           NEUBERGER
                                                  STANLEY           STANLEY           STANLEY           BERMAN
                                                 UNIVERSAL         UNIVERSAL         UNIVERSAL         ADVISORS
                                               INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL      MANAGEMENT          SCUDDER
                                                   FUNDS             FUNDS             FUNDS             TRUST           VIT FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                 EMERGING                                                                  EAFE
                                                  MARKETS                             US REAL                             EQUITY
                                                  EQUITY           HIGH YIELD         ESTATE           PARTNERS            INDEX
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $       (103)     $       (100)     $       (273)     $     (7,082)     $      7,368

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold             (72)              290              (186)          (63,329)            2,521
  Net unrealized appreciation (depreciation)
    on investments                                   20,486            10,163            40,777           401,080            48,772
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                         20,414            10,453            40,591           337,751            51,293
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          20,311            10,353            40,318           330,669            58,661
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                                2,696             7,680             3,892           304,256            36,281
  Transfers between investment
    sub-accounts and general account, net               134             1,200             2,144            66,603            76,132
  Surrenders and lapses                                  --            (9,836)               --           (27,962)          (27,437)
  Contract benefits                                      --                --                --                --                --
  Loan interest received                                 --                --                --             1,336                --
  Transfers for policy loans                             --                --                --            (7,149)               --
  Contract charges                                   (1,035)           (2,296)           (5,955)         (114,324)          (11,699)
  Other                                                   2                 1               (76)             (355)              (14)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions          1,797            (3,251)                5           222,405            73,263
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                    22,108             7,102            40,323           553,074           131,924

Net assets, beginning of period                      39,645            38,053           108,547           880,558           108,336
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $     61,753      $     45,155      $    148,870      $  1,433,632      $    240,260
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                     SENTINEL          SENTINEL          SENTINEL
                                                                                     VARIABLE          VARIABLE          VARIABLE
                                                  SCUDDER           SCUDDER          PRODUCTS          PRODUCTS          PRODUCTS
                                                 VIT FUNDS         VIT FUNDS           TRUST             TRUST             TRUST
                                               ------------      ------------      ------------      ------------      ------------
                                                EQUITY 500         SMALL CAP         BALANCED                             COMMON
                                                   INDEX             INDEX              (C)            BOND (C)            STOCK
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      8,940      $        957      $     17,405      $     66,637      $     12,997

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --            49,402            44,631                --
  Net realized gain (loss) from shares sold         (37,647)            3,409            18,537            15,361          (738,518)
  Net unrealized appreciation (depreciation)
    on investments                                  245,440            46,735           367,170            90,662         5,460,779
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        207,793            50,144           435,109           150,654         4,722,261
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         216,733            51,101           452,514           217,291         4,735,258
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              132,932            37,585           287,085           471,187         3,765,781
  Transfers between investment
    sub-accounts and general account, net            26,659             9,197         3,069,013         4,225,682           558,139
  Surrenders and lapses                            (162,223)          (42,479)          (26,941)          (92,413)         (551,424)
  Contract benefits                                      --                --                --                --            (4,250)
  Loan interest received                                 --                --             1,595             2,084            22,737
  Transfers for policy loans                             --                --           (35,946)          (29,208)         (319,857)
  Contract charges                                  (39,295)          (12,514)         (175,778)         (179,250)       (1,798,543)
  Other                                                (358)              198               304              (155)           (1,569)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        (42,285)           (8,013)        3,119,332         4,397,927         1,671,014
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   174,448            43,088         3,571,846         4,615,218         6,406,272

Net assets, beginning of period                     828,166           130,671                --                --        14,793,804
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  1,002,614      $    173,759      $  3,571,846      $  4,615,218      $ 21,200,076
                                               ============      ============      ============      ============      ============

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003

   The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 SENTINEL          SENTINEL          SENTINEL          SENTINEL           STRONG
                                                 VARIABLE          VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 PRODUCTS          PRODUCTS          PRODUCTS          PRODUCTS          INSURANCE
                                                   TRUST             TRUST             TRUST             TRUST             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                                                                                                          MID CAP
                                                  GROWTH            MID CAP            MONEY             SMALL            GROWTH
                                                   INDEX            GROWTH            MARKET            COMPANY           FUND II
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $      2,119      $    (57,399)     $     18,106      $    (59,970)     $    (42,775)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --             6,826                --
  Net realized gain (loss) from shares sold         (33,562)         (590,067)               --           145,220        (1,199,556)
  Net unrealized appreciation (depreciation)
    on investments                                  168,316         3,152,631                --         3,088,298         2,798,938
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        134,754         2,562,564                --         3,240,344         1,599,382
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         136,873         2,505,165            18,106         3,180,374         1,556,607
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              239,764         1,868,773         9,857,242         2,320,214         1,595,830
  Transfers between investment
    sub-accounts and general account, net           221,956           261,339        (4,183,924)          262,709          (173,745)
  Surrenders and lapses                              (2,431)         (294,424)         (882,466)         (513,147)         (266,333)
  Contract benefits                                      --           (20,376)          (18,678)          (21,202)          (11,024)
  Loan interest received                                991             9,365            22,941             9,816             4,178
  Transfers for policy loans                         (3,703)          (83,344)         (104,059)          (76,862)         (147,009)
  Contract charges                                  (74,312)         (795,360)       (2,010,744)         (931,638)         (655,076)
  Other                                                (131)             (312)          (10,084)              351               760
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        382,134           945,661         2,670,228         1,050,241           347,581
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                   519,007         3,450,826         2,688,334         4,230,615         1,904,188

Net assets, beginning of period                     373,246         5,755,078        14,840,021         7,865,347         4,485,579
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $    892,253      $  9,205,904      $ 17,528,355      $ 12,095,962      $  6,389,767
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  STRONG           VARIABLE          VARIABLE          VARIABLE          VARIABLE
                                                 VARIABLE         INSURANCE         INSURANCE         INSURANCE         INSURANCE
                                                 INSURANCE         PRODUCT           PRODUCT           PRODUCT           PRODUCT
                                                   FUNDS            FUNDS             FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------      ------------      ------------
                                               OPPORTUNITY                           EQUITY                                HIGH
                                                 FUND II          CONTRAFUND         INCOME             GROWTH            INCOME
                                               ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    (16,816)     $    (28,365)     $     98,197      $    (77,982)     $    244,552

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --                --                --                --                --
  Net realized gain (loss) from shares sold        (416,858)         (451,323)         (795,946)       (2,882,776)         (257,411)
  Net unrealized appreciation (depreciation)
    on investments                                1,307,930         2,397,154         3,669,491         6,813,875           972,569
                                               ------------      ------------      ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                        891,072         1,945,831         2,873,545         3,931,099           715,158
                                               ------------      ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         874,256         1,917,466         2,971,742         3,853,117           959,710
                                               ------------      ------------      ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                              729,460         1,830,237         2,179,275         3,341,415           957,424
  Transfers between investment
    sub-accounts and general account, net          (164,222)           20,396          (461,610)          134,688           162,041
  Surrenders and lapses                            (112,294)         (416,443)         (536,597)         (692,499)         (149,177)
  Contract benefits                                  (2,453)           (6,334)             (776)          (45,694)               --
  Loan interest received                              1,016            11,389            23,193            21,145             3,113
  Transfers for policy loans                        (30,466)          (73,713)         (133,714)         (187,255)          (38,296)
  Contract charges                                 (279,862)         (819,788)       (1,214,844)       (1,443,427)         (421,982)
  Other                                                (234)           (1,046)            9,525               690               (19)
                                               ------------      ------------      ------------      ------------      ------------
    Total net accumulation unit transactions        140,945           544,698          (135,548)        1,129,063           513,104
                                               ------------      ------------      ------------      ------------      ------------
Increase (decrease) in net assets                 1,015,201         2,462,164         2,836,194         4,982,180         1,472,814

Net assets, beginning of period                   2,329,045         6,722,893        10,354,545        11,667,524         3,416,918
                                               ------------      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $  3,344,246      $  9,185,057      $ 13,190,739      $ 16,649,704      $  4,889,732
                                               ============      ============      ============      ============      ============

    The accompanying notes are an integral part of these financial statements

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 VARIABLE          VARIABLE          VARIABLE
                                                INSURANCE         INSURANCE         INSURANCE
                                                 PRODUCT           PRODUCT           PRODUCT
                                                  FUNDS             FUNDS             FUNDS
                                               ------------      ------------      ------------
                                                                  INVESTMENT
                                                INDEX 500         GRADE BOND         OVERSEAS
                                               ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)                   $    226,558      $    155,669      $     (2,813)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                            --            68,896                --
  Net realized gain (loss) from shares sold      (3,376,546)          109,807        (1,326,130)
  Net unrealized appreciation (depreciation)
    on investments                               11,777,623          (104,476)        4,364,627
                                               ------------      ------------      ------------
Net realized and unrealized
  gain (loss) on investments                      8,401,077            74,227         3,038,497
                                               ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       8,627,635           229,896         3,035,684
                                               ------------      ------------      ------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                            8,979,168         1,393,550         1,724,272
  Transfers between investment
    sub-accounts and general account, net          (163,512)          359,998           (13,693)
  Surrenders and lapses                          (1,721,385)         (350,054)         (350,539)
  Contract benefits                                 (28,843)             (874)           (4,196)
  Loan interest received                             38,199             4,669            12,291
  Transfers for policy loans                        (62,952)          (34,609)         (176,403)
  Contract charges                               (3,808,582)         (561,014)         (792,949)
  Other                                              (2,550)             (600)             (312)
                                               ------------      ------------      ------------
    Total net accumulation unit transactions      3,229,543           811,066           398,471
                                               ------------      ------------      ------------
Increase (decrease) in net assets                11,857,178         1,040,962         3,434,155

Net assets, beginning of period                  29,793,526         4,715,914         6,823,342
                                               ------------      ------------      ------------
NET ASSETS, END OF PERIOD                      $ 41,650,704      $  5,756,876      $ 10,257,497
                                               ============      ============      ============

    The accompanying notes are an integral part of these financial statements

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly -owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly -owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust
(SVPT), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, Scudder VIT Funds, SVPT, Strong Variable Insurance Funds , T Rowe Price Equity Series, and Fidelity Variable Insurance Products Fund (VIPF). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various in vestment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty -six sub-accounts within the Variable Account as of December 31, 2004. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technology Fund.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 8 for additional information on substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the financial statements.

INVESTMENTS

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Health Sciences Fund, AIM Technology Fund, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Small Capitalization Portfolio, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Real Estate Fund, Franklin Templeton Small Cap Fund, Franklin Templeton Small Cap Value Securities Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Fasciano Portfolio, Neuberger Berman Limited Maturity Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Scudder Dreman High Return Equity Portfolio, Scudder Dreman Small Cap Value Portfolio, Scudder EAFE Equity Index Fund, Scudder Equity 500 Index Fund, Scudder Small Cap Index Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Growth Index Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, Strong Mid Cap Growth Fund II, Strong Opportunity Fund II, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio and VIPF Overseas Portfolio. The assets of each portfolio are held separate from the assets of the other portfolios and each has dif ferent investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex -dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

PARTICIPANT TRANSACTIONS

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2004, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub -accounts. The effective advisory fee rates paid by the sub-accounts in 2004, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub -accounts in 2005.

The following tables describe the fees and expenses assessed when buying, owni ng and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assu med is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

------------------------------------------------------------------------------------------------------------------
                                     CHARGES AND DEDUCTIONS - VARITRAK PRODUCT
------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE     WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED             HOW DEDUCTED
------------------------------------------------------------------------------------------------------------------
Premium Tax Charge        Upon receipt of premium       3.25% of each premium       Deducted from Premium Payment
                          payment                       payment (2.0% for
                                                        qualified employee
                                                        benefitplans)
------------------------------------------------------------------------------------------------------------------
Surrender Charge          Upon surrender or lapse of    $0 - $2 per $1000 of        Deducted from Accumulated
                          the Policy in Years 1-15,     initial or increased        Value upon Surrender or Lapse
                          or the 15 Policy Years        Face Amount
                          Policy Years following
                          an increase in Face Amount
------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge     Upon surrender or lapse of    $1.10 to $37.75 per $1000   Deducted from Accumulated
                          the Policy during the         of initial or Increased     Value upon Surrender or Lapse
                          first 15 Policy Years         Face Amount
                          or following an increase
                          in Face Amount
------------------------------------------------------------------------------------------------------------------
Withdrawal Fees           Upon making a withdrawal      Lesser of 2% of amount      Deducted from Withdrawal
                                                        withdrawn or $25            Amount
------------------------------------------------------------------------------------------------------------------
Transfer Fees             Upon making a transfer        $25 per transfer in         Deducted from Transfer
                                                        excess of 5 transfers in    Amount
                                                        any one Policy Year
------------------------------------------------------------------------------------------------------------------
Loan Interest Spread      At the end of each Policy     1.3% - 2% annually of       Unit Liquidation from Account
                          Year, or upon death,          amount held as Collateral   Value
                          surrender or lapse, if
                          earlier
------------------------------------------------------------------------------------------------------------------
Projection Report Charge  At the time Report is         $25 maximum in New York,    Unit Liquidation from Account
                          requested                      no maximum elsewhere       Value
------------------------------------------------------------------------------------------------------------------
Cost of Insurance         On the Date of Issue of       Varies based on age of      Unit Liquidation from Account
                          the Policy and on each        Insured and Duration        Value
                          Monthly Policy Date           of Policy
------------------------------------------------------------------------------------------------------------------
Mortality and Expense     Deducted Daily                Annual rate of 0.90% of     Deducted from sub-accounts as
Risk Fees                                               the average daily net       a Reduction in Unit Value
                                                        assets of each subaccount
                                                        of the Separate Account
------------------------------------------------------------------------------------------------------------------
Administrative Fees       On the Date of Issue of       $7.50 per month, plus       Unit liquidation from Account
                          the Policy and on each        $0.07 per $1000 of Face     Value
                          Monthly Policy Date           Amount
------------------------------------------------------------------------------------------------------------------
Riders                    On the Date of Issue of       Amount varies depending     Unit liquidation from Account
                          the Policy and on each        on the specifics of the     Value
                          Monthly Policy Date           Policy
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                 CHARGES AND DEDUCTIONS - ESTATE PROVIDER PRODUCT
----------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE        WHEN CHARGE IS DEDUCTED     AMOUNT DEDUCTED               HOW DEDUCTED
----------------------------------------------------------------------------------------------------------------
Premium Expense Charge       Upon receipt of Premium     7.40% - 10.40% depending      Deducted from Premium
                             Payment                     on Policy Year                Payment
----------------------------------------------------------------------------------------------------------------
Surrender Charge             Upon surrender or lapse     Based on Joint Age at issue
                             before the end of Policy    or time of increase; Level    Deducted from
                             Year 10, or the ten years   up to 5 years, declines       Accumulated Value upon
                             after an increase in the    thereafter each month by      Surrender or Lapse
                             Basic Coverage              1/60 of initial surrender
                                                         charge
----------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge     On the Date of Issue of     Varies based on Net           Unit Liquidation from
                             the Policy and on each      amount at Risk, age of the    Account Value
                             Monthly Policy Date         insureds and other factors
----------------------------------------------------------------------------------------------------------------
Variable Account Charge      On the Date of Issue of     0.75% - 0.90% in Policy       Unit Liquidation from
                             the Policy and on each      Years 1 - 10; 0.25% -         Account Value
                             Monthly Policy Date         0.35% after Policy Year 10
                                                         $15.00 plus $0.08 per
----------------------------------------------------------------------------------------------------------------
                             On the Date of Issue of     $1000 of basic coverage in    Unit Liquidation from
Administrative Charge        the Policy and on each      Policy Years 1 - 10; $7.50    Account Value
                             Monthly Policy Date         after Policy Year 10
----------------------------------------------------------------------------------------------------------------
                             Upon making a               The lesser of 2% of the       Deducted from the
Withdrawal Charge            Withdrawal                  Withdrawal amount or $25      Withdrawal amount
----------------------------------------------------------------------------------------------------------------
                             Upon making a Transfer      Currently no charge is        Deducted from the Transfer
Transfer Charge                                          assessed                      amount
----------------------------------------------------------------------------------------------------------------
Projection Report Charge     At the time Report is       Determined at time Report     Pro-Rata Unit Liquidation
                             is requested                requested                     from Account Value
----------------------------------------------------------------------------------------------------------------
                             On the Date of Issue of     Amount varies depending       Unit Liquidation from
Riders                       the Policy and on each      on the specifics of the       Account Value
                             Monthly Policy Date         Policy
----------------------------------------------------------------------------------------------------------------

                                CHARGES AND DEDUCTIONS - BENEFIT PROVIDER PRODUCT
--------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CHARGE      WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED                  HOW DEDUCTED
--------------------------------------------------------------------------------------------------------------
Distribution Charge        Upon receipt of Premium    5% - 13% of Premiums paid        Deducted from Premium
                           Payment                    during the Policy Year up to     Payment
                                                      the Target Premium, plus 2.5%
                                                      - 5% of Premiums paid in
                                                      excess of the Target Premium
--------------------------------------------------------------------------------------------------------------
Premium Tax Charge         Upon receipt of Premium    2% - 3.5%, Amount varies by      Deducted from Premium
                           Payment                    State; 4% for certain cities     Payment
                                                      in South Carolina and 12%
                                                      for certain jurisdictions in
                                                      Kentucky
--------------------------------------------------------------------------------------------------------------
Cost of Insurance          On the Date of Issue of    Varies based on age of           Unit liquidation from
                           the Policy and on each     Insured and Duration of the      Account Value
                           Monthly Policy Date        Policy
--------------------------------------------------------------------------------------------------------------
Policy Administration      On the Date of Issue of    Currently $5.50 per month;       Unit liquidation from
Charge                     the Policy and on each     Guaranteed not to exceed         Account Value
                           Monthly Policy Date        $8.00 per month
--------------------------------------------------------------------------------------------------------------
Underwriting Charge        On the Date of Issue of    $20 in Policy Year 1,            Unit liquidation from
                           the Policy and on each     and $45 in each of the           Account Value
                           Monthly Policy Date        next four years
--------------------------------------------------------------------------------------------------------------
Mortality and Expense      Deducted Daily             Annual rate of 0% - 0.22% of     Deducted from sub-
Risk Charge                                           the average daily net assets     accounts as a reduction
                                                      of each sub-account of the       in Unit Value
                                                      Separate Account;
                                                      Guaranteed not to exceed
                                                      Annual rate of 0.60%
--------------------------------------------------------------------------------------------------------------
Separate Account           Deducted Daily             Annual Rate of 0.10%             Deducted from sub-
Administration Charge                                                                  accounts as a reduction
                                                                                       in Unit Value
--------------------------------------------------------------------------------------------------------------
Transfer Charge            Upon making a Transfer     $25 per Transfer in excess       Deducted from Transfer
                                                      of 12 transfers in any one       amount
                                                      Policy Year
--------------------------------------------------------------------------------------------------------------
Riders                     On the Date of Issue of    Amount varies depending on       Unit liquidation from
                           the Policy and on each     the specifics of the Policy      Account Value
                           Monthly Policy Date
--------------------------------------------------------------------------------------------------------------

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:

Portfolio                                                Shares        Cost
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                                    (a)      104,718   $1,128,144
Health Sciences Fund                             (a)      124,108    2,209,873
Technology Fund                                  (a)      118,354    1,309,175

Alger American Fund
Growth Portfolio                                          411,743   12,438,443
Leveraged AllCap Portfolio                                 39,457    1,015,913
Small Capitalization Portfolio                            447,460    6,759,231

American Century Variable Portfolios
Income & Growth Portfolio                                 705,406    4,204,314
Inflation Protection                                       63,380      660,148
International Portfolio                                   136,574      897,788
Ultra Portfolio                                             1,839       17,711
Value Portfolio                                         1,034,531    7,286,931
Vista Portfolio                                            78,882      950,601

Dreyfus Variable Investment Fund
Appreciation Portfolio                                     18,912      655,445
Developing Leaders                                            124        4,942
Quality Bond Portfolio                                        701        7,912
Socially Responsible Growth Fund                           11,791      265,492

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund                                    76,669      987,785
Mutual Shares Securities Fund                               3,032       47,418
Real Estate Fund                                           11,955      338,648
Small Capitalization Fund                                     746       13,588
Small Cap Value Securities Fund                            11,395      164,436

JP Morgan Series Trust II
International Equity Portfolio                            207,279    1,768,106
Small Company Portfolio                                   107,663    1,346,819

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio                            9,171      104,365
Emerging Markets Equity Portfolio                           7,081       48,673
High Yield Portfolio                                       10,631       70,353
US Real Estate Portfolio                                   10,270      134,847

Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio                                55,415      720,465
Limited Maturity Portfolio                                 76,170      998,138
Mid Cap Growth Portfolio                                      541        8,452
Partners Portfolio                                        106,319    1,494,707

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESC O Technology Fund was renamed AIM Technolgy Fund.

The number of shares held and cost for each of the portfolios at December 31, 2004 are set forth below:

Portfolio                                                 Shares        Cost
--------------------------------------------------------------------------------
Scudder Variable Series II
Dreman High Return Equity Portfolio                         3,773    $   44,925
Dreman Small Cap Value Portfolio                           35,357       633,322

Scudder VIT Funds
EAFE Equity Index Fund                                     31,735       223,144
Equity 500 Index Fund                                      88,526       864,774
Small Cap Index Fund                                       14,360       153,480

Sentinel Variable Products Trust
Balanced Fund                                             377,458     4,014,962
Bond Fund                                                 504,980     5,154,653
Common Stock Fund                                       2,301,307    21,087,977
Growth Index Fund                                         165,643     1,197,344
Mid Cap Growth Fund                                     1,219,855     8,920,176
Money Market Fund                                      17,602,414    17,602,413
Small Company Fund                                      1,157,632    14,163,306

Strong Variable Insurance Funds
Mid Cap Growth Fund II                                    462,211     5,786,337
Opportunity Fund II                                       177,271     2,978,020

T Rowe Price Equity Series
Blue Chip Growth Portfolio                                116,703       986,336
Equity Income Portfolio                                     6,027       131,156
Health Sciences Portfolio                                  21,657       204,550

Variable Insurance Product Funds
Contrafund Portfolio                                      410,900     8,517,043
Equity Income Portfolio                                   550,098    11,393,019
Growth Portfolio                                          542,949    15,419,429
High Income Portfolio                                     830,457     5,204,948
Index 500 Portfolio                                       334,722    38,363,720
Investment Grade Bond Portfolio                           450,254     5,934,669
Mid Cap Portfolio                                          20,692       563,003
Overseas Portfolio                                        644,139     8,579,382

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                                      Sales
Portfolio                                             Purchases      Proceeds
------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                                   (a)   $  455,641   $  408,124
Health Sciences Fund                            (a)      991,826      660,489
Technology Fund                                 (a)      737,888      569,664

Alger American Fund
Growth Portfolio                                       3,587,726    3,651,263
Leveraged AllCap Portfolio                               402,032      294,468
Small Capitalization Portfolio                         1,909,384    2,309,425

American Century Variable Portfolios
Income & Growth Portfolio                              1,390,269    1,229,802
Inflation Protection                            (b)      708,612       89,188
International Portfolio                         (b)    1,051,827      158,509
Ultra Portfolio                                 (b)       18,767        1,055
Value Portfolio                                        3,210,263    2,148,427
Vista Portfolio                                 (b)    1,089,804      137,707

Dreyfus Variable Investment Fund
Appreciation Portfolio                          (b)      726,704       71,609
Developing Leaders                              (b)        5,488          579
Quality Bond Portfolio                          (b)        9,236        1,346
Socially Responsible Growth Fund                         135,688       94,478

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities Fund                         (b)    1,130,721      149,100
Mutual Shares Securities Fund                   (b)       48,834        1,465
Real Estate Fund                                (b)      354,505       18,456
Small Capitalization Fund                       (b)       21,632        7,988
Small Cap Value Securities Fund                 (b)      200,341       36,671

JP Morgan Series Trust II
International Equity Portfolio                           765,950      613,880
Small Company Portfolio                                  517,282      584,001

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio                          31,745       50,972
Emerging Markets Equity Portfolio                          3,901        1,769
High Yield Portfolio                                      43,185       13,639
US Real Estate Portfolio                                  21,776        9,694

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund, and INVESCO Technology Fund was renamed AIM Technol ogy Fund.

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2004 aggregated the following:

                                                                      Sales
Portfolio                                            Purchases      Proceeds
-------------------------------------------------------------------------------
Neuberger Berman Advisors Management Trust
Fasciano Maturity Portfolio                   (b)   $   825,547   $   109,088
Limited Maturity Portfolio                    (b)     1,154,663       156,599
Mid Cap Growth Portfolio                      (b)        31,092        22,490
Partners Portfolio                                      599,161       375,682

Scudder Variable Series II
Dreman High Return Equity Portfolio           (b)        52,778         8,199
Dreman Small Cap Value Portfolio              (b)       702,417        75,557

Scudder VIT Funds
EAFE Equity Index Fund                                   65,313        43,986
Equity 500 Index Fund                                   198,789       169,398
Small Cap Index Fund                                     64,210        62,935

Sentinel Variable Products Trust
Balanced Fund                                         1,596,466       906,096
Bond Fund                                             2,111,334     1,548,579
Common Stock Fund                                     7,324,583     5,197,186
Growth Index Fund                                       663,113       289,845
Mid Cap Growth Fund                                   3,689,559     2,792,944
Money Market Fund                                    15,070,796    14,996,738
Small Company Fund                                    7,014,368     3,347,716

Strong Variable Insurance Funds
Mid Cap Growth Fund II                                1,866,633     1,909,952
Opportunity Fund II                                   1,000,836       974,935

T Rowe Price Equity Series
Blue Chip Growth Portfolio                    (b)     1,173,371       186,223
Equity Income Portfolio                       (b)       136,852         5,859
Health Sciences Portfolio                     (b)       225,282        20,701

Variable Insurance Product Funds
Contrafund Portfolio                                  2,817,745     2,485,321
Equity Income Portfolio                               3,657,027     4,097,036
Growth Portfolio                                      4,246,840     4,030,402
High Income Portfolio                                 2,259,041     1,419,549
Index 500 Portfolio                                  12,701,817    12,086,916
Investment Grade Bond Portfolio                       2,867,262     2,494,037
Mid Cap Portfolio                             (b)       600,971        42,176
Overseas Portfolio                                    3,081,847     3,277,754

(b)   From the period of inception, May 1, 2004, through December 31, 2004.

                            NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------

                                          AIM Variable Insurance Funds
                                                  Dynamics (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 143,199.27       18,541.24       84,220.91
  Units issued                       35,989.59          619.36        9,535.33
  Units transferred                  (8,663.39)         207.52         (826.66)
  Units redeemed                    (20,638.03)        (445.41)      (5,285.74)
                                  --------------------------------------------
  Ending balance                    149,887.44       18,922.71       87,643.84
                                  ============================================

                                          AIM Variable Insurance Funds
                                               Health Sciences (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 192,939.04       15,541.10       22,646.01
  Units issued                       68,863.71        3,338.38        7,233.44
  Units transferred                    (267.59)       2,141.56       (1,894.88)
  Units redeemed                    (34,794.29)        (779.52)      (1,247.07)
                                  --------------------------------------------
  Ending balance                    226,740.87       20,241.52       26,737.50
                                  ============================================

                                          AIM Variable Insurance Funds
                                                 Technology (a)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 284,718.39        7,823.45       35,216.10
  Units issued                      122,910.16        1,138.85       15,687.17
  Units transferred                  (6,819.47)        (305.39)      (1,854.44)
  Units redeemed                    (76,408.79)        (527.17)      (5,094.03)
                                  --------------------------------------------
  Ending balance                    324,400.29        8,129.74       43,954.80
                                  ============================================

                                              Alger American Fund
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 752,208.51       14,079.06       18,309.28
  Units issued                      167,724.18        3,221.94        2,432.78
  Units transferred                 (28,648.56)       1,943.90        1,626.44
  Units redeemed                   (148,317.30)      (1,039.12)        (805.69)
                                  --------------------------------------------
  Ending balance                    742,966.83       18,205.78       21,562.81
                                  ============================================

                                              Alger American Fund
                                               Leveraged AllCap
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 122,678.17        5,470.94       21,894.99
  Units issued                       40,428.73          959.71        5,298.46
  Units transferred                  (4,814.68)         324.06       (1,337.65)
  Units redeemed                    (21,509.70)        (320.78)      (1,371.05)
                                  --------------------------------------------
  Ending balance                    136,782.52        6,433.93       24,484.75
                                  ============================================

                                              Alger American Fund
                                             Small Capitalization
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 835,545.56       15,663.66        5,779.70
  Units issued                      146,948.82        1,348.72          515.66
  Units transferred                 (58,837.95)      (1,160.72)          57.92
  Units redeemed                   (123,027.80)        (545.27)        (314.75)
                                  --------------------------------------------
  Ending balance                    800,628.63       15,306.39        6,038.53
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                Income & Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 283,431.38       44,439.24      147,157.64
  Units issued                       39,361.06        6,219.79       33,740.04
  Units transferred                 (11,863.70)      (6,378.28)       1,184.54
  Units redeemed                    (27,289.11)      (3,525.27)     (11,652.46)
                                  --------------------------------------------
  Ending balance                    283,639.63       40,755.48      170,429.76
                                  ============================================

                                                American Century
                                              Variable Portfolios
                                            Inflation Protection (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       38,011.82
  Units issued                        9,911.84           11.61        9,037.03
  Units transferred                  50,752.71           13.71              --
  Units redeemed                     (2,262.85)          (2.98)        (353.11)
                                  --------------------------------------------
  Ending balance                     58,401.70           22.34       46,695.74
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                               International (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       12,630.06           97.44              --
  Units transferred                  76,303.15        2,615.43              --
  Units redeemed                     (2,977.76)         (56.03)             --
                                  --------------------------------------------
  Ending balance                     85,955.45        2,656.84              --
                                  ============================================

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 American Century
                                               Variable Portfolios
                                                    Ultra (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          298.55              --              --
  Units transferred                     973.55          529.30              --
  Units redeemed                        (63.29)          (9.92)             --
                                  --------------------------------------------
  Ending balance                      1,208.81          519.38              --
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                     Value
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 356,443.89       53,173.65      101,249.26
  Units issued                       87,687.21        5,571.46        8,997.96
  Units transferred                  31,595.89          546.97        7,671.51
  Units redeemed                    (63,574.43)      (5,113.36)      (6,538.66)
                                  --------------------------------------------
  Ending balance                    412,152.56       54,178.72      111,380.07
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                   Vista (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       14,355.79          440.28              --
  Units transferred                  84,587.53        2,297.63              --
  Units redeemed                     (4,088.27)         (78.19)             --
                                  --------------------------------------------
  Ending balance                     94,855.05        2,659.72              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                               Appreciation (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        6,688.16            7.29              --
  Units transferred                  59,778.23        1,314.29              --
  Units redeemed                     (2,781.56)         (28.51)             --
                                  --------------------------------------------
  Ending balance                     63,684.83        1,293.07              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                            Developing Leaders (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                           57.89              --              --
  Units transferred                     446.14              --              --
  Units redeemed                        (32.76)             --              --
                                  --------------------------------------------
  Ending balance                        471.27              --              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                               Quality Bond (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          171.18              --              --
  Units transferred                     678.49              --              --
  Units redeemed                        (84.45)             --              --
                                  --------------------------------------------
  Ending balance                        765.22              --              --
                                  ============================================

                                               Dreyfus Variable
                                                Investment Fund
                                          Socially Responsible Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  29,648.70        1,003.78       14,012.61
  Units issued                       12,914.72          114.50        3,659.13
  Units transferred                   1,591.22          686.08           12.07
  Units redeemed                     (9,611.60)        (223.80)      (1,983.61)
                                  --------------------------------------------
  Ending balance                     34,543.04        1,580.56       15,700.20
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                            Foreign Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       12,536.33          345.88              --
  Units transferred                  79,625.43        5,570.41              --
  Units redeemed                     (2,972.98)         (81.16)             --
                                  --------------------------------------------
  Ending balance                     89,188.78        5,835.13              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                         Mutual Shares Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                           67.69          386.81              --
  Units transferred                   3,043.48        1,181.65              --
  Units redeemed                        (74.33)         (29.56)             --
                                  --------------------------------------------
  Ending balance                      3,036.84        1,538.90              --
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                                Real Estate (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        2,070.18              --              --
  Units transferred                  25,226.65              --              --
  Units redeemed                       (545.40)             --              --
                                  --------------------------------------------
  Ending balance                     26,751.43              --              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                           Small Capitalization (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          144.63          129.08              --
  Units transferred                     609.90          590.19              --
  Units redeemed                        (48.30)        (109.37)             --
                                  --------------------------------------------
  Ending balance                        706.23          609.90              --
                                  ============================================

                                          Franklin Templeton Variable
                                           Insurance Products Trust
                                        Small Cap Value Securities (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        1,359.10          374.95              --
  Units transferred                  11,113.35        2,359.38              --
  Units redeemed                       (249.98)        (165.27)             --
                                  --------------------------------------------
  Ending balance                     12,222.47        2,569.06              --
                                  ============================================

                                           JP Morgan Series Trust II
                                             International Equity
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 166,814.11       20,769.09        6,109.11
  Units issued                       46,323.66        1,774.83          652.78
  Units transferred                   2,545.64         (280.49)         327.09
  Units redeemed                    (33,988.60)        (902.30)        (377.66)
                                  --------------------------------------------
  Ending balance                    181,694.81       21,361.13        6,711.32
                                  ============================================

                                           JP Morgan Series Trust II
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 100,034.67       30,896.84        3,240.56
  Units issued                       18,562.90        3,549.13          394.34
  Units transferred                  (2,871.77)      (1,053.39)          17.31
  Units redeemed                    (19,987.05)      (2,591.28)        (107.19)
                                  --------------------------------------------
  Ending balance                     95,738.75       30,801.30        3,545.02
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                            Core Plus Fixed Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       92,167.81
  Units issued                              --              --       11,301.03
  Units transferred                         --              --      (27,188.56)
  Units redeemed                            --              --       (1,188.43)
                                  --------------------------------------------
  Ending balance                            --              --       75,091.85
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                               Emerging Markets
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       58,579.08
  Units issued                              --              --        3,319.87
  Units transferred                         --              --           65.37
  Units redeemed                            --              --       (1,480.07)
                                  --------------------------------------------
  Ending balance                            --              --       60,484.25
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                  High Yield
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       44,815.61
  Units issued                              --              --        9,973.43
  Units transferred                         --              --       17,351.13
  Units redeemed                            --              --       (1,754.77)
                                  --------------------------------------------
  Ending balance                            --              --       70,385.40
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                US Real Estate
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       85,565.66
  Units issued                              --              --        3,632.59
  Units transferred                         --              --        3,338.32
  Units redeemed                            --              --       (3,843.87)
                                  --------------------------------------------
  Ending balance                            --              --       88,692.70
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                           Neuberger Berman Advisors
                                               Management Trust
                                                 Fasciano (b)

                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        7,336.87          106.32              --
  Units transferred                  60,252.03        4,127.13              --
  Units redeemed                     (1,979.65)         (62.48)             --
                                  --------------------------------------------
  Ending balance                     65,609.25        4,170.97              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                             Limited Maturity (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       16,182.41           84.76              --
  Units transferred                  80,977.34        3,497.72              --
  Units redeemed                     (3,098.68)         (38.10)             --
                                  --------------------------------------------
  Ending balance                     94,061.07        3,544.38              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                              Mid Cap Growth (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          559.01              --              --
  Units transferred                     301.94              --              --
  Units redeemed                        (26.15)             --              --
                                  --------------------------------------------
  Ending balance                        834.80              --              --
                                  ============================================

                                           Neuberger Berman Advisors
                                               Management Trust
                                                   Partners
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  98,768.57       35,354.81        2,075.23
  Units issued                       23,484.65        4,965.65           61.37
  Units transferred                   7,118.15         (322.18)          99.67
  Units redeemed                    (13,146.14)      (1,699.05)         (85.94)
                                  --------------------------------------------
  Ending balance                    116,225.23       38,299.23        2,150.33
                                  ============================================

                                                    Scudder
                                         Dreman High Return Equity (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        1,197.47              --              --
  Units transferred                   3,165.60              --              --
  Units redeemed                       (134.19)             --              --
                                  --------------------------------------------
  Ending balance                      4,228.88              --              --
                                  ============================================

                                                    Scudder
                                          Dreman Small Cap Value (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        5,690.76          127.41              --
  Units transferred                  53,835.89        2,055.79              --
  Units redeemed                     (2,399.85)        (169.41)             --
                                  --------------------------------------------
  Ending balance                     57,126.80        2,013.79              --
                                  ============================================

                                               Scudder VIT Funds
                                               EAFE Equity Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       26,063.89
  Units issued                              --              --        3,545.77
  Units transferred                         --              --        1,202.18
  Units redeemed                            --              --       (3,139.28)
                                  --------------------------------------------
  Ending balance                            --              --       27,672.56
                                  ============================================

                                               Scudder VIT Funds
                                               Equity 500 Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       83,730.91
  Units issued                              --              --       10,123.07
  Units transferred                         --              --       (1,106.76)
  Units redeemed                            --              --       (7,374.28)
                                  --------------------------------------------
  Ending balance                            --              --       85,372.94
                                  ============================================

                                               Scudder VIT Funds
                                                Small Cap Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       12,794.72
  Units issued                              --              --        4,538.95
  Units transferred                         --              --          241.12
  Units redeemed                            --              --       (4,648.11)
                                  --------------------------------------------
  Ending balance                            --              --       12,926.68
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Sentinel Variable
                                                Products Trust
                                                   Balanced
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 181,324.96       54,492.83        4,049.30
  Units issued                       45,340.98        6,624.16          445.13
  Units transferred                  11,344.87        3,188.65              --
  Units redeemed                    (30,305.43)      (4,673.93)        (207.59)
                                  --------------------------------------------
  Ending balance                    207,705.38       59,631.71        4,286.84
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                     Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 270,147.22       34,536.70        5,089.64
  Units issued                       65,837.42        5,973.12        1,078.61
  Units transferred                  (2,598.89)       1,580.54         (414.59)
  Units redeemed                    (47,478.41)      (2,674.01)      (1,199.13)
                                  --------------------------------------------
  Ending balance                    285,907.34       39,416.35        4,554.53
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Common Stock
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,174,369.90       55,599.87       12,054.00
  Units issued                      233,520.78       11,124.11        4,341.32
  Units transferred                  68,347.37        4,991.33          130.64
  Units redeemed                   (194,376.43)      (4,677.93)        (677.37)
                                  --------------------------------------------
  Ending balance                  1,281,861.62       67,037.38       15,848.59
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Growth Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  95,630.18        2,242.84      205,984.59
  Units issued                       24,359.82          857.86       42,778.01
  Units transferred                  28,571.39          728.02          110.77
  Units redeemed                    (10,085.41)        (255.34)      (8,285.54)
                                  --------------------------------------------
  Ending balance                    138,475.98        3,573.38      240,587.83
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                Mid Cap Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 456,641.96       59,329.46       33,894.44
  Units issued                      100,054.26       10,866.49        8,065.58
  Units transferred                  13,781.36        2,956.80        1,300.35
  Units redeemed                    (71,849.76)      (3,977.75)        (979.63)
                                  --------------------------------------------
  Ending balance                    498,627.82       69,175.00       42,280.74
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Money Market
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 891,526.26      128,209.70    4,018,721.37
  Units issued                      694,937.01       49,590.36    1,009,089.31
  Units transferred                (561,112.15)     (13,151.10)    (158,534.47)
  Units redeemed                   (209,973.74)     (16,768.68)    (207,705.30)
                                  --------------------------------------------
  Ending balance                    815,377.38      147,880.28    4,661,570.91
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 350,841.90       53,429.49       78,191.12
  Units issued                       87,282.80        9,536.62        9,650.46
  Units transferred                  38,779.77        5,133.03         (955.37)
  Units redeemed                    (57,711.82)      (2,794.81)      (3,006.38)
                                  --------------------------------------------
  Ending balance                    419,192.65       65,304.33       83,879.83
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                               Mid Cap Growth II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 533,877.86       48,242.24       29,836.57
  Units issued                      118,488.33        7,678.65        4,013.72
  Units transferred                 (31,505.73)      (1,030.73)      (2,212.97)
  Units redeemed                    (90,696.12)      (3,585.07)      (1,106.39)
                                  --------------------------------------------
  Ending balance                    530,164.34       51,305.09       30,530.93
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                                Opportunity II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 178,437.76       30,837.55       15,637.85
  Units issued                       43,324.08        5,276.51        1,829.85
  Units transferred                  (7,290.05)      (4,345.67)      (1,169.15)
  Units redeemed                    (30,277.25)      (2,154.37)      (1,232.65)
                                  --------------------------------------------
  Ending balance                    184,194.54       29,614.02       15,065.90
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 T Rowe Price
                                                 Equity Series
                                             Blue Chip Growth (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       13,964.43          195.49              --
  Units transferred                  79,680.67        6,013.50              --
  Units redeemed                     (2,324.33)         (84.76)             --
                                  --------------------------------------------
  Ending balance                     91,320.77        6,124.23              --
                                  ============================================

                                                 T Rowe Price
                                                 Equity Series
                                               Equity Income (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                          348.88          505.18              --
  Units transferred                   9,768.41        1,543.15              --
  Units redeemed                       (183.48)         (38.55)             --
                                  --------------------------------------------
  Ending balance                      9,933.81        2,009.78              --
                                  ============================================

                                                 T Rowe Price
                                                 Equity Series
                                              Health Sciences (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        2,930.02              --              --
  Units transferred                  18,533.33          929.59              --
  Units redeemed                       (979.52)         (23.04)             --
                                  --------------------------------------------
  Ending balance                     20,483.83          906.55              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  Contrafund
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 466,650.95       61,727.17              --
  Units issued                       94,385.22        8,651.46              --
  Units transferred                   3,679.09          858.72              --
  Units redeemed                    (80,324.56)      (5,529.62)             --
                                  --------------------------------------------
  Ending balance                    484,390.70       65,707.73              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                 Equity Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 342,629.43       20,168.87              --
  Units issued                       52,675.33        1,834.79              --
  Units transferred                 (10,642.10)       1,468.77              --
  Units redeemed                    (56,168.58)      (6,190.07)             --
                                  --------------------------------------------
  Ending balance                    328,494.08       17,282.36              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 400,693.39      132,829.96              --
  Units issued                       74,825.73       11,010.60              --
  Units transferred                  (9,797.90)      (3,054.59)             --
  Units redeemed                    (57,700.95)      (5,909.10)             --
                                  --------------------------------------------
  Ending balance                    408,020.27      134,876.87              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  High Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 173,173.73       57,873.59              --
  Units issued                       40,599.56        6,325.52              --
  Units transferred                   2,762.10         (483.92)             --
  Units redeemed                    (25,973.96)      (3,809.95)             --
                                  --------------------------------------------
  Ending balance                    190,561.43       59,905.24              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Index 500
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,260,225.62      661,923.49              --
  Units issued                      282,165.53       90,060.43              --
  Units transferred                 (40,438.79)     (27,634.56)             --
  Units redeemed                   (211,647.59)    (107,325.59)             --
                                  --------------------------------------------
  Ending balance                  1,290,304.77      617,023.77              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                             Investment Grade Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 371,043.58       54,492.84      269,645.24
  Units issued                      106,678.40        7,507.97       37,599.19
  Units transferred                 (26,701.67)      (1,527.87)      35,609.72
  Units redeemed                    (81,580.90)      (4,964.76)     (70,499.63)
                                  --------------------------------------------
  Ending balance                    369,439.41       55,508.18      272,354.52
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                              Variable Insurance
                                                 Product Funds
                                                  Mid Cap (b)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                        4,698.51              --              --
  Units transferred                  46,995.20          438.34              --
  Units redeemed                     (1,373.32)          (9.67)             --
                                  --------------------------------------------
  Ending balance                     50,320.39          428.67              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Overseas
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 453,841.84       66,528.69      155,032.48
  Units issued                       83,733.74        6,541.59       12,905.61
  Units transferred                 (25,092.52)      (2,622.95)      27,080.42
  Units redeemed                    (73,914.56)      (2,645.09)      (6,368.03)
                                  --------------------------------------------
  Ending balance                    438,568.50       67,802.24      188,650.48
                                  ============================================

(b)   For the period from inception, May 1, 2004, through December 31, 2004.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                       INVESCO Variable Investment Funds
                                                   Dynamics
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  94,022.72        1,169.93       23,571.75
  Units issued                       38,542.64          769.25       16,650.13
  Units transferred                  36,876.92       17,002.47       50,785.96
  Units redeemed                    (26,243.01)        (400.41)      (6,786.93)
                                  --------------------------------------------
  Ending balance                    143,199.27       18,541.24       84,220.91
                                  ============================================

                                       INVESCO Variable Investment Funds
                                                Health Sciences
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 136,908.77       13,939.24       12,935.22
  Units issued                       69,009.76        2,172.97        3,106.96
  Units transferred                  16,478.56          100.60        7,443.03
  Units redeemed                    (29,458.05)        (671.71)        (839.20)
                                  --------------------------------------------
  Ending balance                    192,939.04       15,541.10       22,646.01
                                  ============================================

                                       INVESCO Variable Investment Funds
                                                  Technology
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 184,251.42        5,477.91       23,035.18
  Units issued                       91,098.91        3,509.03       11,014.13
  Units transferred                  56,563.56         (211.70)       5,694.40
  Units redeemed                    (47,195.50)        (951.79)      (4,527.61)
                                  --------------------------------------------
  Ending balance                    284,718.39        7,823.45       35,216.10
                                  ============================================

                                              Alger American Fund
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 710,936.58        9,363.01       11,213.33
  Units issued                      198,367.40        5,837.33        2,084.50
  Units transferred                 (18,755.84)          19.90        5,725.31
  Units redeemed                   (138,339.63)      (1,141.18)        (713.86)
                                  --------------------------------------------
  Ending balance                    752,208.51       14,079.06       18,309.28
                                  ============================================

                                              Alger American Fund
                                               Leveraged AllCap
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  77,853.13        3,178.86        9,200.14
  Units issued                       45,344.39        2,731.11        3,224.65
  Units transferred                  16,914.41           (1.05)      10,562.09
  Units redeemed                    (17,433.76)        (437.98)      (1,091.89)
                                  --------------------------------------------
  Ending balance                    122,678.17        5,470.94       21,894.99
                                  ============================================

                                              Alger American Fund
                                             Small Capitalization
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 815,159.46          588.11        4,833.48
  Units issued                      183,342.99        1,536.65          451.57
  Units transferred                 (15,445.60)      13,963.54          830.43
  Units redeemed                   (147,511.29)        (424.64)        (335.78)
                                  --------------------------------------------
  Ending balance                    835,545.56       15,663.66        5,779.70
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                Income & Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 243,276.38       45,696.90      136,572.41
  Units issued                       73,376.64       17,085.35        9,747.65
  Units transferred                  12,776.27       (1,349.18)      16,279.62
  Units redeemed                    (45,997.91)     (16,993.83)     (15,442.04)
                                  --------------------------------------------
  Ending balance                    283,431.38       44,439.24      147,157.64
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                             Inflation Protection
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --            0.00
  Units issued                              --              --            0.00
  Units transferred                         --              --       38,228.88
  Units redeemed                            --              --         (217.06)
                                  --------------------------------------------
  Ending balance                            --              --       38,011.82
                                  ============================================

                                               American Century
                                              Variable Portfolios
                                                     Value
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 286,595.48       49,739.79       99,178.21
  Units issued                       94,057.23        6,604.11        6,629.56
  Units transferred                  26,301.78          (38.88)       2,804.60
  Units redeemed                    (50,510.60)      (3,131.37)      (7,363.11)
                                  --------------------------------------------
  Ending balance                    356,443.89       53,173.65      101,249.26
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Dreyfus Variable
                                                Investment Fund
                                          Socially Responsible Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  21,009.66          353.92       13,042.43
  Units issued                        8,361.81          115.05        4,335.84
  Units transferred                   4,550.19          608.67          113.99
  Units redeemed                     (4,272.96)         (73.86)      (3,479.65)
                                  --------------------------------------------
  Ending balance                     29,648.70        1,003.78       14,012.61
                                  ============================================

                                       Gartmore Variable Insurance Trust
                                                   Bond (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 231,224.22       45,341.26        3,250.92
  Units issued                       37,727.39        2,942.32          212.23
  Units transferred                (247,919.90)     (45,638.22)      (3,384.87)
  Units redeemed                    (21,031.71)      (2,645.36)         (78.28)
                                  --------------------------------------------
  Ending balance                            --              --              --
                                  ============================================

                                       Gartmore Variable Insurance Trust
                                                  Managed (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 169,923.46       34,314.14        1,587.68
  Units issued                       26,210.47       17,604.37          130.36
  Units transferred                (170,893.72)     (49,313.41)      (1,638.77)
  Units redeemed                    (25,240.21)      (2,605.10)         (79.27)
                                  --------------------------------------------
  Ending balance                            --              --              --
                                  ============================================

                                           JP Morgan Series Trust II
                                             International Equity
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 143,708.39       27,804.56        5,638.69
  Units issued                       51,102.26        3,868.02          482.42
  Units transferred                   4,674.47       (4,090.48)         508.91
  Units redeemed                    (32,671.01)      (6,813.01)        (520.91)
                                  --------------------------------------------
  Ending balance                    166,814.11       20,769.09        6,109.11
                                  ============================================

                                           JP Morgan Series Trust II
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  88,984.79       29,876.58        2,458.22
  Units issued                       22,343.79        4,845.36          302.22
  Units transferred                   3,201.48       (1,382.13)         651.25
  Units redeemed                    (14,495.39)      (2,442.97)        (171.13)
                                  --------------------------------------------
  Ending balance                    100,034.67       30,896.84        3,240.56
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                            Core Plus Fixed Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       65,060.76
  Units issued                              --              --       11,927.89
  Units transferred                         --              --       16,383.70
  Units redeemed                            --              --       (1,204.54)
                                  --------------------------------------------
  Ending balance                            --              --       92,167.81
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                               Emerging Markets
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       56,107.26
  Units issued                              --              --        3,708.42
  Units transferred                         --              --          184.32
  Units redeemed                            --              --       (1,420.92)
                                  --------------------------------------------
  Ending balance                            --              --       58,579.08
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                  High Yield
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       47,325.36
  Units issued                              --              --        5,928.90
  Units transferred                         --              --          926.39
  Units redeemed                            --              --       (9,365.04)
                                  --------------------------------------------
  Ending balance                            --              --       44,815.61
                                  ============================================

                                           Morgan Stanley Universal
                                              Institutional Funds
                                                US Real Estate
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       85,299.16
  Units issued                              --              --      207,441.68
  Units transferred                         --              --      114,274.14
  Units redeemed                            --              --     (321,449.32)
                                  --------------------------------------------
  Ending balance                            --              --       85,565.66
                                  ============================================

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                           Neuberger Berman Advisors
                                               Management Trust
                                                   Partners
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  81,603.71       30,677.80          813.74
  Units issued                       27,279.31        4,434.50           67.76
  Units transferred                   2,568.15        2,996.16        1,304.58
  Units redeemed                    (12,682.60)      (2,753.65)        (110.85)
                                  --------------------------------------------
  Ending balance                     98,768.57       35,354.81        2,075.23
                                  ============================================

                                               Scudder VIT Funds
                                               EAFE Equity Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       15,622.45
  Units issued                              --              --        5,170.77
  Units transferred                         --              --       10,851.04
  Units redeemed                            --              --       (5,580.37)
                                  --------------------------------------------
  Ending balance                            --              --       26,063.89
                                  ============================================

                                               Scudder VIT Funds
                                               Equity 500 Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       88,353.37
  Units issued                              --              --       14,531.68
  Units transferred                         --              --        2,914.27
  Units redeemed                            --              --      (22,068.41)
                                  --------------------------------------------
  Ending balance                            --              --       83,730.91
                                  ============================================

                                               Scudder VIT Funds
                                                Small Cap Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --       14,065.49
  Units issued                              --              --        5,815.37
  Units transferred                         --              --        1,423.01
  Units redeemed                            --              --       (8,509.15)
                                  --------------------------------------------
  Ending balance                            --              --       12,794.72
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Balanced (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       16,829.18        5,084.89          206.83
  Units transferred                 179,294.06       52,038.65        4,231.10
  Units redeemed                    (14,798.28)      (2,630.71)        (388.63)
                                  --------------------------------------------
  Ending balance                    181,324.96       54,492.83        4,049.30
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                   Bond (c)
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                         --              --              --
  Units issued                       30,797.11        1,506.07          722.38
  Units transferred                 258,759.85       34,543.52        4,416.10
  Units redeemed                    (19,409.74)      (1,512.89)         (48.84)
                                  --------------------------------------------
  Ending balance                    270,147.22       34,536.70        5,089.64
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Common Stock
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,065,897.34       52,982.08       11,467.26
  Units issued                      239,022.69       10,416.53        4,151.05
  Units transferred                  40,647.24       (1,970.05)      (3,066.01)
  Units redeemed                   (171,197.37)      (5,828.69)        (498.30)
                                  --------------------------------------------
  Ending balance                  1,174,369.90       55,599.87       12,054.00
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Growth Index
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                  57,021.77        1,389.41       26,451.11
  Units issued                       30,045.78        1,090.77       46,748.89
  Units transferred                  19,563.84           50.51      138,387.31
  Units redeemed                    (11,001.21)        (287.85)      (5,602.72)
                                  --------------------------------------------
  Ending balance                     95,630.18        2,242.84      205,984.59
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                Mid Cap Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 407,463.84       49,436.54       24,107.36
  Units issued                      111,113.86       11,301.41        7,270.09
  Units transferred                  12,819.35        3,374.96        3,192.07
  Units redeemed                    (74,755.09)      (4,783.45)        (675.08)
                                  --------------------------------------------
  Ending balance                    456,641.96       59,329.46       33,894.44
                                  ============================================

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                               Sentinel Variable
                                                Products Trust
                                                 Money Market
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 715,356.49      120,254.85    3,725,124.87
  Units issued                      631,193.91       39,354.33    1,189,765.09
  Units transferred                (254,302.92)     (12,447.91)    (701,254.81)
  Units redeemed                   (200,721.22)     (18,951.57)    (194,913.78)
                                  --------------------------------------------
  Ending balance                    891,526.26      128,209.70    4,018,721.37
                                  ============================================

                                               Sentinel Variable
                                                Products Trust
                                                 Small Company
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 310,528.99       51,954.98       75,237.00
  Units issued                       86,635.04        6,260.63        6,358.75
  Units transferred                  12,397.50          613.54       (2,371.70)
  Units redeemed                    (58,719.63)      (5,399.66)      (1,032.93)
                                  --------------------------------------------
  Ending balance                    350,841.90       53,429.49       78,191.12
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                               Mid Cap Growth II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 498,564.74       51,220.61       23,751.41
  Units issued                      164,113.15        9,698.02        5,521.88
  Units transferred                 (14,472.67)      (5,838.97)       1,571.94
  Units redeemed                   (114,327.36)      (6,837.42)      (1,008.66)
                                  --------------------------------------------
  Ending balance                    533,877.86       48,242.24       29,836.57
                                  ============================================

                                                Strong Variable
                                                Insurance Funds
                                                Opportunity II
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 168,167.24       27,952.60       15,802.29
  Units issued                       58,310.88        4,932.59        1,588.30
  Units transferred                 (12,930.70)         (57.48)        (924.26)
  Units redeemed                    (35,109.66)      (1,990.16)        (828.48)
                                  --------------------------------------------
  Ending balance                    178,437.76       30,837.55       15,637.85
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  Contrafund
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 432,529.90       61,181.10              --
  Units issued                      107,560.65        5,999.02              --
  Units transferred                   2,159.11         (497.31)             --
  Units redeemed                    (75,598.71)      (4,955.64)             --
                                  --------------------------------------------
  Ending balance                    466,650.95       61,727.17              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                 Equity Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 349,925.86       11,673.92              --
  Units issued                       71,777.68        3,958.14              --
  Units transferred                 (17,380.30)       5,879.54              --
  Units redeemed                    (61,693.81)      (1,342.73)             --
                                  --------------------------------------------
  Ending balance                    342,629.43       20,168.87              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                    Growth
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 375,619.02      103,627.39              --
  Units issued                       92,287.81       25,067.95              --
  Units transferred                    (372.01)      14,896.10              --
  Units redeemed                    (66,841.43)     (10,761.48)             --
                                  --------------------------------------------
  Ending balance                    400,693.39      132,829.96              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                  High Income
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 152,021.67       53,245.95              --
  Units issued                       39,019.64       10,000.89              --
  Units transferred                   7,258.99         (300.34)             --
  Units redeemed                    (25,126.57)      (5,072.91)             --
                                  --------------------------------------------
  Ending balance                    173,173.73       57,873.59              --
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Index 500
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance               1,145,545.43      612,417.71              --
  Units issued                      329,025.21      109,240.00              --
  Units transferred                  (4,096.86)      (7,276.85)             --
  Units redeemed                   (210,248.16)     (52,457.37)             --
                                  --------------------------------------------
  Ending balance                  1,260,225.62      661,923.49              --
                                  ============================================

VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product

                      FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                              Variable Insurance
                                                 Product Funds
                                             Investment Grade Bond
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 303,436.32       51,059.50      306,854.45
  Units issued                       97,905.76        9,651.62       50,980.01
  Units transferred                  31,546.05         (822.82)      (9,797.21)
  Units redeemed                    (61,844.55)      (5,395.46)     (78,392.01)
                                  --------------------------------------------
  Ending balance                    371,043.58       54,492.84      269,645.24
                                  ============================================

                                              Variable Insurance
                                                 Product Funds
                                                   Overseas
                                  --------------------------------------------
                                       VT              EP              BP
                                  --------------------------------------------
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
  Beginning balance                 432,631.73       65,409.26       94,799.36
  Units issued                      109,600.99       12,223.76        8,976.63
  Units transferred                  (2,924.45)      (5,626.43)      56,670.55
  Units redeemed                    (85,466.43)      (5,477.90)      (5,414.06)
                                  --------------------------------------------
  Ending balance                    453,841.84       66,528.69      155,032.48
                                  ============================================

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2004, 2003, 2002 and 2001 are shown below. Information for the years 2004 and 2003 reflect the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts . Certain ratios presented for the prior years reflect the presentation used in the current year.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                                        Investment
EP = Estate Provider Product                                   Income
BP = Benefit Provider Product                Net Assets        Ratio*           VT           EP          BP         VT
-------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                          (a)    1,396,954          --         149,887.44    18,922.71    87,643.84    7.56
Health Sciences Fund                   (a)    2,345,655          --         226,740.87    20,241.52    26,737.50    9.27
Technology Fund                        (a)    1,469,958          --         324,400.29     8,129.74    43,954.80    4.25
Alger American Fund
Growth Portfolio                             14,460,397          --         742,966.83    18,205.78    21,562.81   17.80
Leveraged All Cap Portfolio                   1,199,111          --         136,782.52     6,433.93    24,484.75    7.83
Small Capitalization Portfolio                9,065,543          --         800,628.63    15,306.39     6,038.53   10.85
American Century Variable
Portfolios
Income & Growth Portfolio                     5,163,572             1.38%   283,639.63    40,755.48   170,429.76   11.86
Inflation Protection Portfolio         (b)      668,672             2.44%    58,401.70        22.34    46,695.74   10.56
International Portfolio                (b)    1,003,894          --          85,955.45     2,656.84      --        11.33
Ultra Portfolio                        (b)       18,680          --           1,208.81       519.38      --        10.79
Value Portfolio                               9,052,146             0.93%   412,152.56    54,178.72   111,380.07   16.82
Vista Portfolio                        (b)    1,057,019          --          94,855.05     2,659.72      --        10.84
Dreyfus Variable Investment Fund
Appreciation Portfolio                 (b)      672,509             2.44%    63,684.83     1,293.07      --        10.35
Developing Leaders Portfolio           (b)        5,150             0.29%       471.27      --           --        10.93
Quality Bond Portfolio                 (b)        7,997             1.78%       765.22      --           --        10.45
Socially Responsible Growth Fund                296,786             0.41%    34,543.04     1,580.56    15,700.20    7.11
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund                (b)    1,100,190             0.13%    89,188.78     5,835.13      --        11.57
Mutual Shares Securities Fund          (b)       50,451          --           3,036.84     1,538.90      --        11.00
Real Estate Fund                       (b)      364,502             0.05%    26,751.43      --           --        13.63
Small Cap Fund                         (b)       14,500          --             706.23       609.90      --        10.99
Small Cap Value Securities Fund  (b)            178,332             0.05%    12,222.47     2,569.06      --        12.04

                                                                               For the Year Ended
                                                                               December 31, 2004
                                          --------------  ---------------  ---------------------------
                                            Units Value   Expense Ratio**       Total Return***
                                          --------------  ---------------  ---------------------------
                                            EP       BP      VT      BP      VT         EP     BP
------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
Dynamics Fund                              7.84    1.32    0.90%    0.22%   12.33%   13.33%   12.53%
Health Sciences Fund                       9.61    1.87    0.90%    0.22%    6.63%    7.52%    6.96%
Technology Fund                            4.41    1.23    0.90%    0.22%    3.77%    4.59%    3.88%
Alger American Fund
Growth Portfolio                           8.48   50.13    0.90%    0.22%    4.52%    5.49%    5.16%
Leveraged All Cap Portfolio                8.12    3.10    0.90%    0.22%    7.25%    8.14%    7.69%
Small Capitalization Portfolio             9.49   38.85    0.90%    0.22%   15.53%   16.52%   16.19%
American Century Variable
Portfolios
Income & Growth Portfolio                 12.44    7.58    0.90%    0.22%   12.04%   13.01%   12.57%
Inflation Protection Portfolio            10.63    1.11    0.90%    0.22%    5.61%    6.25%    5.31%
International Portfolio                   11.40 --         0.90%    0.22%   13.27%   13.95% --
Ultra Portfolio                           10.85 --         0.90%    0.22%    7.90%    8.55% --
Value Portfolio                           16.00   11.24    0.90%    0.22%   13.28%   14.31%   13.98%
Vista Portfolio                           10.90 --         0.90%    0.22%    8.38%    9.03% --
Dreyfus Variable Investment Fund
Appreciation Portfolio                    10.41 --         0.90%    0.22%    3.49%    4.11% --
Developing Leaders Portfolio            --      --         0.90%    0.22%    9.27% --       --
Quality Bond Portfolio                  --      --         0.90%    0.22%    4.50% --       --
Socially Responsible Growth Fund           7.37    2.53    0.90%    0.22%    5.28%    6.22%    5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund                   11.64 --         0.90%    0.22%   15.74%   16.44% --
Mutual Shares Securities Fund             11.07 --         0.90%    0.22%   10.04%   10.70% --
Real Estate Fund                        --      --         0.90%    0.22%   36.26% --       --
Small Cap Fund                            11.05 --         0.90%    0.22%    9.86%   10.52% --
Small Cap Value Securities Fund  (b)      12.12 --         0.90%    0.22%   20.44%   21.16% --

(a) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                                  Investment
EP = Estate Provider Product                            Income
BP = Benefit Provider Product         Net Assets        Ratio*       VT              EP             BP           VT          EP
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Series Trust II
  International Equity Portfolio       2,304,943       0.55%     181,694.81       21,361.13       6,711.32        10.96        10.83
  Small Company Portfolio              1,924,996        --        95,738.75       30,801.30       3,545.02        15.12        13.35
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio       106,021       3.77%          --           --            75,091.85         --           --
  Emerging Markets Equity Portfolio       78,248       0.64%          --           --            60,484.25         --           --
  High Yield Portfolio                    77,397       4.99%          --           --            70,385.40         --           --
  US Real Estate Portfolio               210,338       1.55%          --           --            88,692.70         --           --
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio           (b)         766,387        --         65,609.25     4,170.97             --          10.98        11.05
  Limited Maturity Portfolio (b)         976,496       4.23%       94,061.07     3,544.38             --          10.00        10.06
  Mid Cap Growth Portfolio   (b)           9,645        --            834.80      --                  --          11.55         --
  Partners Portfolio                   1,947,758       0.01%      116,225.23    38,299.23         2,150.33        12.40        11.95
Scudder Variable Series II
  Dreman High Return Equity  (b)          47,658        --          4,228.88       --                 --          11.27         --
    Portfolio
  Dreman Small Cap Value
    Portfolio                (b)         707,841        --         57,126.80     2,013.79             --          11.97        12.04
Scudder VIT Funds
  EAFE Equity Index Fund                 302,751       2.20%           --           --           27,672.56         --           --
  Equity 500 Index Fund                1,126,939       1.04%           --           --           85,372.94         --           --
  Small Cap Index Fund                   206,063       0.38%           --           --           12,926.68         --           --
Sentinel Variable Products Trust
  Balanced Fund                        4,321,892       2.19%     207,705.38       59,631.71       4,286.84        16.76        12.68
  Bond Fund                            5,100,289       4.62%     285,907.34       39,416.35       4,554.53        15.60        14.56
  Common Stock Fund                   25,268,356       1.03%   1,281,861.62       67,037.38      15,848.59        18.90        12.62
  Growth Index Fund                    1,306,921       1.41%     138,475.98        3,573.38     240,587.83         7.83         8.13
  Mid Cap Growth Fund                 11,332,447      --         498,627.82       69,175.00      42,280.74        19.72        13.34
  Money Market Fund                   17,602,414       0.95%     815,377.38      147,880.28   4,661,570.91        12.70        12.31
  Small Company Fund                  16,496,249       0.09%     419,192.65       65,304.33      83,879.83        32.44        22.63
Strong Variable Insurance Funds
  Mid Cap Growth Fund II               7,561,771    --           530,164.34       51,305.09      30,530.93        11.99        13.00
  Opportunity Fund II                  3,979,718    --           184,194.54       29,614.02      15,065.90        16.21        15.79




                                                         For the Year Ended   For the Year Ended
                                                         December 31, 2004     December 31, 2004
                                          --------------  ---------------  ---------------------------
                                            Units Value   Expense Ratio**       Total Return***
                                          --------------  ---------------  ---------------------------
                                                BP            VT          BP         VT         EP      BP
-----------------------------------------------------------------------------------------------------------



  International Equity Portfolio               12.29         0.90%       0.22%      17.33%     18.33%   17.94%
  Small Company Portfolio                      18.56         0.90%       0.22%      26.03      27.18%   26.77%
Morgan Stanley Universal
Institutional Funds
  Core Plus Fixed Income Portfolio              1.41         0.90%       0.22%       --          --      3.82%
  Emerging Markets Equity Portfolio             1.29         0.90%       0.22%       --          --     23.21%
  High Yield Portfolio                          1.10         0.90%       0.22%       --          --      8.87%
  US Real Estate Portfolio                      2.37         0.90%       0.22%       --          --     36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio                               --          0.90%       0.22%       9.79%     10.45%     --
  Limited Maturity Portfolio                     --          0.90%       0.22%       0.02%      0.63%     --
  Mid Cap Growth Portfolio                       --          0.90%       0.22%      15.54%       --       --
  Partners Portfolio                           22.98         0.90%       0.22%      17.94%     18.92%   18.58%
Scudder Variable Series II
  Dreman High Return Equity                      --          0.90%       0.22%       12.70%      --       --
    Portfolio
  Dreman Small Cap Value
    Portfolio  (b)                               --          0.90%       0.22%       19.66%    20.38%     --
Scudder VIT Funds
  EAFE Equity Index Fund                       10.94         0.90%       0.22%         --       --      18.66%
  Equity 500 Index Fund                        13.20         0.90%       0.22%         --       --      10.28%
  Small Cap Index Fund                         15.94         0.90%       0.22%         --       --      17.39%
Sentinel Variable Products Trust
  Balanced Fund                                19.87         0.90%       0.22%        6.46%     7.40%    7.09%
  Bond Fund                                    14.76         0.90%       0.22%        3.70%     4.66%    4.29%
  Common Stock Fund                            12.21         0.90%       0.22%        8.69%     9.68%    9.30%
  Growth Index Fund                             0.80         0.90%       0.22%        4.41%     5.35%    5.01%
  Mid Cap Growth Fund                          13.67         0.90%       0.22%       11.34%    12.29%   11.96%
  Money Market Fund                             1.16         0.90%       0.22%        0.08%     0.93%    0.35%
  Small Company Fund                           16.92         0.90%       0.22%       14.87%    15.89%   15.51%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II                       17.57         0.90%       0.22%       18.05%    19.14%   18.78%
  Opportunity Fund II                          34.97         0.90%       0.22%       17.19%    18.25%   17.85%

(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

                                                          For the Year
                                                              Ended                                           For the Year
                                         At December        December                                             Ended
                                           31, 2004          31, 2004                                          December 31,
                                         ------------     --------------     At December 31, 2004               2004
                                                                           --------------------------------  -----------
                                                                                      Units                  Units Value
                                                                           --------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*       VT           EP         BP            VT       EP
---------------------------------------------------------------------------------------------------------------------------------
T Rowe Price Equity Series
Blue Chip Growth Portfolio(b)        1,054,992    0.76%     91,320.77    6,124.23        --        10.82      10.89     --
Equity Income Portfolio (b)            134,477    0.73%      9,933.81    2,009.78        --        11.25      11.32     --
Health Sciences Portfolio (b)          222,420    --        20,483.83      906.55        --        10.40      10.46     --
Variable Insurance Product Funds
Contrafund Portfolio                10,938,158    0.32%    484,390.70    65,707.73       --        20.49      15.43     --
Equity Income Portfolio             13,956,006    1.52%    328,494.08    17,282.36       --        41.85      11.96     --
Growth Portfolio                    17,379,797    0.25%    408,020.27   134,876.87       --        38.74      11.65     --
High Income Portfolio                5,813,198    7.64%    190,561.43    59,905.24       --        27.48       9.63     --
Index 500 Portfolio                 46,107,930    1.27%  1,290,304.77   617,023.77       --        30.12      11.74     --
Investment Grade Bond Portfolio      5,964,534    4.18%    369,439.41    55,508.18   272,354.52    12.93      13.41     1.63
Mid Cap Portfolio (b)                  624,489     --       50,320.39       428.67       --        12.30      12.38     --
Overseas Portfolio                  11,285,322    1.12%    438,568.50    67,802.24   188,650.48    23.28      10.26     2.02

T Rowe Price Equity Series

Blue Chip Growth Portfolio(b)            0.90%   0.22%    8.22%   8.88%   --
Equity Income Portfolio (b)              0.90%   0.22%   12.48%  13.16%   --
Health Sciences Portfolio (b)            0.90%   0.22%    3.95%   4.58%   --
Variable Insurance Product Funds
Contrafund Portfolio                     0.90%   0.22%   14.46%  14.63%   --
Equity Income Portfolio                  0.90%   0.22%   10.52%  11.48%   --
Growth Portfolio                         0.90%   0.22%    2.44%   3.37%   --
High Income Portfolio                    0.90%   0.22%    8.61%   9.60%   --
Index 500 Portfolio                      0.90%   0.22%    9.64%  10.58%   --
Investment Grade Bond Portfolio          0.90%   0.22%    3.49%   4.42%   4.10%
Mid Cap Portfolio (b)                    0.90%   0.22%   23.05%  23.79%   --
Overseas Portfolio                       0.90%   0.22%   12.61%  13.67%  13.49%

(b) The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.
* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth Portfolio                 13,792,399     -          752,208.51       14,079.06       18,309.28       17.03       8.04   47.67
Leveraged All Cap Portfolio         999,850     -          122,678.17        5,470.94       21,894.99        7.30       7.51    2.88
Small Capitalization Portfolio    8,166,874     -          835,545.56       15,663.66        5,779.70        9.39       8.14   33.44
American Century Variable
Portfolios
Income & Growth Portfolio         4,481,437      1.20%     283,431.38       44,439.24      147,157.64       10.59      11.01    6.73
Inflation Protection Portfolio       39,844      1.78%         -              -             38,011.82         -          -      1.05
Value Portfolio                   7,035,523      0.96%     356,443.89       53,173.65      101,249.26       14.85      14.00    9.86
Dreyfus Variable Investment
Fund
Socially Responsible Growth         240,565      0.13%      29,648.70       1,003.78        14,012.61        6.75       6.94    2.39
Fund
Gartmore Variable Insurance
Trust
Government Bond    (c)                 -         6.62%         -              -              -               -             -    -
JP Morgan Balanced (c)                 -         3.47%         -              -              -               -             -    -
INVESCO Variable Investment
Funds
Dynamics Fund                     1,190,251         -      143,199.27       18,541.24       84,220.91        6.73       6.92    1.17
Health Sciences Fund              1,855,422         -      192,939.04       15,541.10       22,646.01        8.69       8.94    1.75
Technology Fund                   1,242,562         -      284,718.39       7,823.45        35,216.10        4.10       4.22    1.18
JP Morgan Series Trust ll
International Equity Portfolio    1,811,925      0.78%     166,814.11       20,769.09        6,109.11        9.34       9.15   10.42
Small Company Portfolio           1,572,255         -      100,034.67       30,896.84        3,240.56       12.00      10.50   14.64
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income              125,085      0.06%        -              -              92,167.81          -           -    1.36
Portfolio
Emerging Markets Equity              61,753         -         -              -              58,579.08          -           -    1.05
Portfolio
High Yield Portfolio                 45,155         -         -              -              44,815.61          -           -    1.01
US Real Estate Portfolio            148,870         -         -              -              85,565.66          -           -    1.74
Neuberger Berman Advisors
Management Trust
Partners Portfolio                1,433,632         -       98,768.57       35,354.81        2,075.23       10.51      10.05   19.38

Alger American Fund               0.90%   0.22%     33.95%   35.12%   34.74%
Growth Portfolio                  0.90%   0.22%     33.49%   34.77%   34.39%
Leveraged All Cap Portfolio       0.90%   0.22%     41.00%   42.25%   41.86%
Small Capitalization Portfolio
American Century Variable
Portfolios                        0.90%   0.22%     28.24%   29.40%   28.86%
Income & Growth Portfolio         0.90%   0.22%      -        -        4.82%
Inflation Protection Portfolio    0.90%   0.22%     27.79%   29.01%   28.57%
Value Portfolio
Dreyfus Variable Investment
Fund                              0.90%   0.22%     24.80%   25.97%   25.55%
Socially Responsible Growth
Fund
Gartmore Variable Insurance
Trust                             0.90%   0.22%    -16.74%   -9.13%  -10.96%
Government Bond    (c)            0.90%   0.22%    -32.97%   -9.85%  -42.82%
JP Morgan Balanced (c)
INVESCO Variable Investment
Funds                             0.90%   0.22%     36.52%   37.84%   37.11%
Dynamics Fund                     0.90%   0.22%     26.70%   27.84%   27.42%
Health Sciences Fund              0.90%   0.22%     43.96%   45.46%   45.10%
Technology Fund
JP Morgan Series Trust ll         0.90%   0.22%     31.20%   32.37%   32.01%
International Equity Portfolio    0.90%   0.22%     34.83%   36.02%   35.56%
Small Company Portfolio
Morgan Stanley Universal
Institutional Funds               0.90%   0.22%         -        -     4.40%
Core Plus Fixed Income
Portfolio                         0.90%   0.22%         -        -    48.48%
Emerging Markets Equity
Portfolio                         0.90%   0.22%         -        -    25.95%
High Yield Portfolio              0.90%   0.22%         -        -    36.99%
US Real Estate Portfolio
Neuberger Berman Advisors
Management Trust                  0.90%   0.22%    33.91%    35.01%   34.66%
Partners Portfolio

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Fund
EAFE Equity Index Fund                 240,260              4.84%        --             --          26,063.89      --       --
Equity 500 Index Fund                1,002,614              1.26%        --             --          83,730.91      --       --
Small Cap Index Fund                   173,759              0.92%        --             --          12,794.72      --       --
Sentinel Variable Product Trust
Balanced Fund (c)                    3,571,846              0.82%     181,324.96     54,492.93       4,049.30       15.74   11.81
Bond Fund     (c)                    4,615,218              1.76%     270,147.22     34,536.70       5,089.64       15.04   13.91
Common Stock Fund                   21,200,076              0.91%   1,174,369.90     55,599.87      12,054.00       17.39   11.51
Growth Index Fund                      892,253              1.05%      95,630.18      2,242.84     205,984.59        7.50    7.71
Mid Cap Growth Fund                  9,205,904               --       456,641.96     59,329.46      33,894.44       17.71   11.88
Money Market Fund                   17,528,355              0.72%     891,526.26    128,209.70   4,018,721.37       12.69   12.20
Small Company Fund                  12,095,962              0.12%     350,841.90     53,429.49      78,191.12       28.24   19.53
Strong Variable Insurance Funds
Mid Cap Growth Fund II               6,389,767               --       533,877.86     48,242.24      29,836.57       10.16   10.91
Opportunity Fund II                  3,344,246              0.08%     178,437.76     30,837.55      15,637.85       13.83   13.35
Variable Insurance Products Funds
Contrafund Portfolio                 9,185,057              0.43%     466,650.95     61,727.17         --           17.90   13.46
Equity Income Portfolio             13,190,739              1.73%     342,629.43     20,168.87         --           37.87   10.73
Growth Portfolio                    16,649,704              0.25%     400,693.39    132,829.96         --           37.82   11.27
High Income Portfolio                4,889,732              6.35%     173,173.73     57,873.59         --           25.30    8.79
Index 500 Portfolio                 41,650,704              1.35%   1,260,225.62    661,923.49         --           27.47   10.62
Investment Grade Bond Portfolio      5,756,876              3.46%     371,043.58     54,492.84     269,645.24       12.49   12.84
Overseas Portfolio                  10,257,497              0.76%     453,841.84     66,528.69     155,032.48       20.67    9.03

Scudder VIT Fund
EAFE Equity Index Fund                  9.22    0.90%    0.22%    --       --      33.02%
Equity 500 Index Fund                  11.97    0.90%    0.22%    --       --      27.79%
Small Cap Index Fund                   13.58    0.90%    0.22%    --       --      46.03%
Sentinel Variable Product Trust
Balanced Fund (c)                      18.55    0.90%    0.22%   57.37%   18.05%   85.49%
Bond Fund                              14.15    0.90%    0.22%   50.39%   39.12%   41.47%
Common Stock Fund                      11.17    0.90%    0.22%   30.28%   31.43%   30.94%
Growth Index Fund                       0.76    0.90%    0.22%   22.81%   24.02%   23.20%
Mid Cap Growth Fund                    12.21    0.90%    0.22%   40.56%   41.88%   41.47%
Money Market Fund                       1.16    0.90%    0.22%   -0.14%    0.71%    0.59%
Small Company Fund                     14.65    0.90%    0.22%   38.22%   39.48%   38.95%
Strong Variable Insurance Funds
Mid Cap Growth Fund II                 14.79    0.90%    0.22%   32.93%   34.18%   33.73%
Opportunity Fund II                    29.67    0.90%    0.22%   35.76%   36.96%   36.55%
Variable Insurance Products Funds
Contrafund Portfolio                    --      0.90%    0.22%   27.33%   28.43%     --
Equity Income Portfolio                 --      0.90%    0.22%   29.15%   30.32%     --
Growth Portfolio                        --      0.90%    0.22%   31.67%   32.89%     --
High Income Portfolio                   --      0.90%    0.22%   26.11%   27.21%     --
Index 500 Portfolio                     --      0.90%    0.22%   27.25%   28.38%     --
Investment Grade Bond Portfolio         1.57    0.90%    0.22%    4.22%    5.21%    4.64%
Overseas Portfolio                      1.78    0.90%    0.22%   42.05%   43.38%   42.68%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.
* These amounts represent dividends, exculding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

                                                          For the Year
                                                              Ended                                               For the Year
                                         At December        December                                                 Ended
                                           31, 2004          31, 2004                                              December 31,
                                         ------------     --------------         At December 31, 2004               2004
                                                                           ------------------------------------  -----------
                                                                                          Units                  Units Value
                                                                           ------------------------------------  -----------
VT = VariTrak Product                            Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product      Net Assets     Ratio*          VT           EP         BP            VT       EP
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
Growth Portfolio                       9,488,018     0.05%   710,936.58      9,363.01    11,213.33       12.71    5.95
Leveraged All Cap Portfolio              463,175     0.01%    77,853.14      3,178.86     9,200.14        5.47    5.57
Small Capitalization Portfolio         5,543,266     --      815,159.46        588.10     4,833.48        6.66    5.72
American Century Variable Portfolios
Income & Growth Portfolio              3,111,539     1.20%   243,276.37     45,696.90   136,572.41        8.26    8.51
Value Portfolio                        4,630,377     0.79%   286,595.48     49,739.78    99,178.21       11.62   10.85
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund         140,306     0.31%    21,009.66        353.92    13,042.43        5.41    5.51
INVESCO Variable Investment Funds
Dynamics Fund                            489,153     --       94,022.72     1,169.92     23,571.75        4.93
Health Sciences Fund                   1,054,857     --      136,908.77    13,939.24     12,935.22        6.86
Technology Fund                          559,592     --      184,251.42     5,477.91     23,035.18        2.85
JP Morgan Series Trust ll
International Equity Portfolio         1,259,256     0.49%   143,708.38     27,804.56     5,638.69        7.12    6.91
Small Company Portfolio                1,049,595     0.26%    88,984.80     29,876.58     2,458.22        8.90    7.72
Market Street Fund
Bond     (c)                           3,954,243     3.58%   231,224.21     45,341.26     3,250.92   14.34
Managed  (c)                           2,531,744     2.93%   169,923.46     34,314.14     1,587.69   12.83
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio          84,653     6.37%      --           --        65,060.76 --
Emerging Markets Equity Portfolio         39,645                --           --           --        56,107.26 --
High Yield Portfolio                      38,053    10.43%      --           --        47,325.36 --
US Real Estate Portfolio                 108,547     5.36%      --           --        85,299.16 --
Neuberger Berman Advisors
Management Trust
Partners Portfolio                       880,558     0.58%    81,603.72     30,677.80       813.74        7.85    7.44

Growth Portfolio                          35.38    0.90%   0.22%-33.60%    -33.02%   -33.20%
Leveraged All Cap Portfolio                2.14    0.90%   0.22%-34.43%    -33.90%   -29.32%
Small Capitalization Portfolio             5.72   23.57    0.90%   0.22%   -26.85%   -26.24%   -26.47%
American Century Variable Portfolios
Income & Growth Portfolio                  5.22    0.90%   0.22%-20.09%    -19.38%   -19.62%
Value Portfolio                            7.67    0.90%   0.22%-13.43%    -12.61%   -12.93%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund           1.90    0.90%   0.22%-29.61%    -28.91%   -29.13%
INVESCO Variable Investment Funds
Dynamics Fund                              5.02    0.85    0.90%   0.22%   -32.50%   -31.87%   -32.14%
Health Sciences Fund                       6.99    1.37    0.90%   0.22%   -25.15%   -24.48%   -24.70%
Technology Fund                            2.90    0.81    0.90%   0.22%   -47.33%   -46.83%   -41.19%
JP Morgan Series Trust ll
International Equity Portfolio             7.89    0.90%   0.22%-19.04%    -18.27%   -18.58%
Small Company Portfolio                   10.80    0.90%   0.22%-22.37%    -21.68%   -21.90%
Market Street Fund
Bond                                      13.14   13.41    0.90%   0.22%      8.11%     9.07%     8.74%
Managed                                    9.54   15.04    0.90%   0.22%   -11.07%   -10.25%   -10.54%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio        --         1.30    0.90%   0.22%      --        --        5.78%
Emerging Markets Equity Portfolio       --         0.71    0.90%   0.22%      --        --     -14.87%
High Yield Portfolio                    --         0.80    0.90%   0.22%      --        --     -4.28%
US Real Estate Portfolio                --         1.27    0.90%   0.22%      --        --     -3.60%
Neuberger Berman Advisors
Management Trust
Partners Portfolio                        14.39    0.90%   0.22%-24.79%    -24.12%   -24.38%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                    For the Year
                                                      Ended          At December 31, 2002
                                  At December 31,   December 31,     --------------------
                                      2002              2002               Units
                                      ----              ----               -----
VT = VariTrak Product
EP = Estate Provider Product                      Investment
BP = Benefit Provider Product       Net Assets   Income Ratio   *VT          EP             BP
-----------------------------       ----------   ------------   -------------------------------------
Scudder VIT Funds
 EAFE Equity Index Fund               108,336        0.61%          --           --         15,622.45
 Equity 500 Index Fund                828,166        1.55%          --           --         88,353.37
 Small Cap Index Fund                 130,871        0.97%          --           --         14,065.49
Sentinel Variable Product Trust
 Common Stock Fund                 14,793,804        1.42%   1,065,897.34    52,982.07      11,467.26
 Growth Index Fund                    373,246        0.69%      57,021.76     1,389.40      26,451.11
 Mid Cap Growth Fund                5,755,078         --       407,463.84    49,436.54      24,107.36
Money Market Fund                  14,840,021        1.28%     715,356.49   120,254.85   3,725,124.87
 Small Company Fund                 7,865,347        0.33%     310,528.99    51,954.97      75,237.00
 Strong Variable Insurance Funds
Mid Cap Growth Fund II              4,485,579                       --      498,564.75      51,220.62
 Opportunity Fund II                2,329,045        0.52%     168,167.24    27,952.60      15,802.29
Variable Insurance Products
Funds
 Contrafund Portfolio               6,722,893        0.84%     432,529.90    61,181.11          --
 Equity Income Portfolio           10,354,545        1.97%     349,925.86    11,673.92          --
 Growth Portfolio                  11,667,524        0.29%     375,619.02   103,627.30          --
 High Income Portfolio              3,416,918        9.83%     152,021.67    53,245.94          --
 Index 500 Portfolio               29,793,526        1.39%   1,145,545.44   612,417.71          --
 Investment Grade Bond Portfolio    4,715,914        2.63%     303,436.32    51,059.51     306,854.45
 Overseas Portfolio                 6,823,342        0.87%     432,631.73    65,409.26      94,799.36


                                                          For the Year
                                 At December 31, 2002        Ended
                                 --------------------     December 31,            For the Year Ended
                                                            2002                  December 31, 2002
                                        Units Value      Expense Ratio             **Total Return***
                                        -----------      -------------             -----------------
                                       VT      EP       BP    VT     BP         VT        EP          BP
                                       --      --       --    --     --         --        --          --
Scudder VIT Funds
 EAFE Equity Index Fund               --       --      6.93    0.90%   0.22%     --         --      -21.82%
 Equity 500 Index Fund                --       --      9.37    0.90%   0.22%     --         --      -22.53%
 Small Cap Index Fund                 --       --      9.30    0.90%   0.22%     --         --      -20.81%
Sentinel Variable Product Trust
 Common Stock Fund                    13.35    8.76    8.53    0.90%   0.22%   -18.09%  -17.36%     -17.63%
 Growth Index Fund                     6.11    6.22    0.62    0.90%   0.22%   -24.69%  -24.02%     -12.94%
 Mid Cap Growth Fund                  12.60    8.37    8.63    0.90%   0.22%   -24.75%  -24.10%     -24.53%
Money Market Fund                     12.71   12.11    1.15    0.90%   0.22%     0.41%    1.30%       1.04%
 Small Company Fund                   20.43   14.00   10.54    0.90%   0.22%   -14.68%  -13.93%     -14.20%
 Strong Variable Insurance Funds
Mid Cap Growth Fund II                 7.64    8.13   11.06    0.90%   0.22%   -38.13   -37.52%     -37.75%
 Opportunity Fund II                  10.19    9.75   21.73    0.90%   0.22%   -27.49%  -26.83%     -27.04%
Variable Insurance Products
Funds
 Contrafund Portfolio                 14.06   10.48    --       0.90%  0.22%  -10.15    -9.36%          --
 Equity Income Portfolio              29.32    8.23    --       0.90%  0.22%  -17.70   -16.96%          --
 Growth Portfolio                     28.72    8.48    --       0.90%  0.22%  -30.72   -30.13%          --
 High Income Portfolio                20.06    6.91    --       0.90%  0.22%    2.54%    3.40%          --
 Index 500 Portfolio                  21.59    8.27    --       0.90%  0.22%  -22.96   -22.22%          --
 Investment Grade Bond Portfolio      11.98   12.20    1.50     0.90%  0.22%    9.36%   10.31%       10.06%
 Overseas Portfolio                   14.55    6.30    1.25     0.90%  0.22%  -20.99   -20.25%      -20.51%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                               For the Year
                                                               Ended
                                              At December      December

                                              31, 2001         31, 2001                           At December 31, 2001

                                                                                                  Units

VT = VariTrak Product                                          Investment
EP = Estate Provider Product                                   Income
BP = Benefit Provider Product                 Net Assets       Ratio*             VT              EP              BP
Alger American Fund
Growth Portfolio                              13,185,825       0.24%              662,300.07      3,964.73        8,978.77
Leveraged All Cap Portfolio                   352,188          -                  41,236.81       935.73          -
Small Capitalization Portfolio                6,928,081        0.05%              746,095.47      331.28          4,157.70
American Century Variable Portfolios
Income & Growth Portfolio                     3,066,127        0.86%              219,624.77      43,606.93       51,589.60
Value Portfolio                               3,594,044        0.65%              195,446.31      38,371.20       56,242.89
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund              111,859          0.08%              12,187.45       104.49          6,519.44
INVESCO Variable Investment Funds
Dynamics Fund                                 368,701          -                  47,653.07       476.73          13,837.65
Health Sciences Fund                          661,137          0.47%              62,931.73       8,071.22        5,255.26
Technology Fund                               603,356          -                  109,370.66      2,159.29        -
JP Morgan Series Trust ll
International Equity Portfolio                1,218,616        1.15%              108,233.14      25,474.47       5,352.88
Small Company Portfolio                       1,479,514        0.04%              104,544.72      25,685.97       1,990.03
Market Street Fund
Bond                                    (c)   2,965,928        6.28%              177,640.76      40,576.21       9,867.35
Managed                                 (c)   2,554,152        4.03%              155,194.83      29,418.21       129.60
Neuberger Berman Advisors
Management Trust
Partners Portfolio                            953,966          0.37%              67,876.05       23,924.49       554.68

                                                                          For the Year
                                                                              Ended
                                                                            December 31,           For the Year Ended
                                                                               2001                 December 31, 2001
                                                        Units Value           Expense                Total Return***
                                                        -----------           -------                ---------------
                                                  VT      EP       BP       VT       BP          VT          EP         BP
                                                  --      --       --       --       --          --          --         --
Alger American Fund
Growth Portfolio                                 19.14    8.88     52.97    0.90%    0.22%      -12.61%     -8.77%     -12.10%
Leveraged All Cap Portfolio                       8.35    8.43     -        0.90%    0.22%      -16.67%    -15.94%       -
Small Capitalization Portfolio                    9.10    7.75     32.05    0.90%    0.22%      -30.13%    -15.96%     -30.37%
American Century Variable Portfolios
Income & Growth Portfolio                        10.34   10.56      6.49    0.90%    0.22%       -9.14%     -8.35%      -8.72%
Value Portfolio                                  13.42   12.42      8.81    0.90%    0.22%       11.80%     12.82%      12.52%
Dreyfus Variable Investment Fund
Socially Responsible Growth Fund                  7.68    7.75      2.68    0.90%    0.22%      -23.30%     -8.27%     -15.46%
INVESCO Variable Investment Funds
Dynamics Fund                                     7.30    7.37      1.25    0.90%    0.22%      -31.77%    -31.16%     -17.22%
Health Sciences Fund                              9.17    9.26      1.82    0.90%    0.22%      -13.36%    -12.60%       1.11%
Technology Fund                                   5.41    5.46     -        0.90%    0.22%      -46.29%    -45.81%      -
JP Morgan Series Trust ll
International Equity Portfolio                    8.79    8.45      9.69    0.90%    0.22%      -19.87%    -19.10%     -17.53%
Small Company Portfolio                          11.47    9.86     13.83    0.90%    0.22%       -8.85%     -8.05%      -8.35%
Market Street Fund
Bond                                             13.26   12.05     12.33    0.90%    0.22%        6.42%      7.38%       7.03%
Managed                                          14.43   10.63     16.81    0.90%    0.22%       -7.86%     -6.99%      -7.33%
Neuberger Berman Advisors
Management Trust
Partners Portfolio                               10.44    9.80     19.03    0.90%    0.22%       -3.74%     -2.85%      -3.16%

(c) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

                                                 For the
                                                   Year
                                                  Ended
                                   At December   December
                                     31, 2001    31, 2001                       At December 31, 2001
                                   -----------  ----------  ---------------------------------------------------------
                                                                            Units                     Units Value
                                                            ------------------------------------  -------------------
VT = VariTrak Product                           Investment
EP = Estate Provider Product                      Income
BP = Benefit Provider Product       Net Assets    Ratio*        VT          EP          BP          VT     EP     BP
                                   -----------  ----------  ------------------------------------  -------------------
Scudder VIT Funds
  EAFE Equity Index Fund               329,256       --             --          --     37,107.02     --     --   8.87
  Equity 500 Index Fund                504,805     1.02%            --          --     41,703.87     --     --  12.10
  Small Cap Index Fund                 114,505     0.79%            --          --      9,742.21     --     --  11.75
Sentinel Variable Product Trust
  Common Stock Fund                 15,765,574     1.18%    936,487.81   39,162.45      8,556.21  16.30  10.60  10.35
  Growth Index Fund                    220,736     0.42%     26,550.18      652.01            --   8.11   8.19     --
  Mid Cap Growth Fund                6,813,980       --     365,419.20   43,105.08     19,210.22  16.74  11.03  11.44
  Money Market Fund                 11,879,952     3.25%    648,822.71  135,911.85  1,791,163.60  12.66  11.95   1.14
  Small Company Fund                 7,136,892     0.35%    242,948.99   44,200.05     48,746.43  23.95  16.27  12.28
Strong Variable Insurance Funds
  Mid Cap Growth Fund II             6,067,235       --     420,672.57   44,511.72     16,816.47  12.34  13.01  17.76
  Opportunity Fund II                2,290,904     0.44%    133,076.38   21,600.66      4,496.02  14.05  13.32  29.78
Variable Insurance Products Funds
  Contrafund Portfolio               6,787,840     0.79%    396,521.89   50,343.97            --  15.65  11.56     --
  Equity Income Portfolio           11,839,300     1.70%    330,661.91    6,300.16            --  35.62   9.91     --
  Growth Portfolio                  15,558,317     0.08%    350,066.18   85,970.43            --  41.46  12.14     --
  High Income Portfolio              2,996,727    11.70%    135,440.87   51,959.54            --  19.56   6.68     --
  Index 500 Portfolio               32,570,841     1.07%    958,812.21  536,883.47            --  28.02  10.63     --
  Investment Grade Bond Portfolio    2,469,075     0.78%    183,172.48   39,144.49     22,392.56  10.95  11.06   1.36
  Overseas Portfolio                 7,825,927     5.51%    397,433.34   54,399.99     50,383.23  18.41   7.90   1.57

                                    For the
                                      Year
                                      Ended
                                   December 31,       For the Year Ended
                                       2001           December 31, 2001
                                   ------------   -------------------------
                                      Expense           Total Return***
                                   ------------   -------------------------
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product       VT      BP       VT       EP        BP
                                   ------------   -------------------------
Scudder VIT Funds
  EAFE Equity Index Fund           0.90%   0.22%       --       --   -24.96%
  Equity 500 Index Fund            0.90%   0.22%       --       --   -13.32%
  Small Cap Index Fund             0.90%   0.22%       --       --     1.73%
Sentinel Variable Product Trust
  Common Stock Fund                0.90%   0.22%   -8.90%   -8.10%    -8.33%
  Growth Index Fund                0.90%   0.22%  -14.24%   -4.53%        --
  Mid Cap Growth Fund              0.90%   0.22%  -24.94%  -24.26%   -24.69%
  Money Market Fund                0.90%   0.22%    2.74%    2.53%     1.79%
  Small Company Fund               0.90%   0.22%    4.41%    5.37%     4.78%
Strong Variable Insurance Funds
  Mid Cap Growth Fund II           0.90%   0.22%  -31.39%  -30.77%   -25.16%
  Opportunity Fund II              0.90%   0.22%   -4.57%   -3.70%    10.54%
Variable Insurance Products Funds
  Contrafund Portfolio             0.90%   0.22%  -13.05%  -12.24%       --
  Equity Income Portfolio          0.90%   0.22%   -5.80%   -3.24%       --
  Growth Portfolio                 0.90%   0.22%  -18.40%  -17.66%       --
  High Income Portfolio            0.90%   0.22%  -12.54%  -11.68%       --
  Index 500 Portfolio              0.90%   0.22%  -12.89%  -12.11%       --
  Investment Grade Bond Portfolio  0.90%   0.22%    7.46%    8.51%     8.02%
  Overseas Portfolio               0.90%   0.22%  -21.89%  -21.21%   -21.50%

* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. These ratios include only those expenses that result in a direct reduction of unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.
** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 8 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

--------------------------------------------------------------------------------
August 1, 2003               Removed Portfolio           Surviving Portfolio
--------------------------------------------------------------------------------
                         GVIT GOVERNMENT BOND FUND         SVPT BOND FUND
--------------------------------------------------------------------------------
Shares                          310,145.33                   370,313.53
--------------------------------------------------------------------------------
NAV                               $ 11.94                      $ 10.00
--------------------------------------------------------------------------------
Net assets before               $ 3,703,135
--------------------------------------------------------------------------------
Net assets after                                             $ 3,703,135
--------------------------------------------------------------------------------
                       GVIT JP MORGAN BALANCED FUND      SVPT BALANCED FUND
--------------------------------------------------------------------------------
Shares                          282,346.64                   242,818.11
--------------------------------------------------------------------------------
NAV                               $ 8.60                       $ 10.00
--------------------------------------------------------------------------------
Net assets before               $ 2,428,181
--------------------------------------------------------------------------------
Net assets after                                             $ 2,428,181
--------------------------------------------------------------------------------

NOTE 9 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

NOTE 10 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 11 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

                            PART C: OTHER INFORMATION


ITEM 26. EXHIBITS

         (a)                 Resolutions of the Board of Directors of National
                             Life Insurance Company ("Depositor") authorizing
                             establishment of National Variable Life Insurance
                             Account ("Registrant") (9)
         (b)                 Custodian Agreements: Not applicable
         (c)          (1)    Form of Distribution Agreement between National
                             Life Insurance Company and Equity Services, Inc.(3)
                      (2) Form of Equity Services, Inc. Branch Office Supervisor Contract (9) (3) Form of Equity Services, Inc. Registered Representative Contract (9) (4) Schedule of Sales Commissions (8)
         (d) Contracts:
                      (1)    Specimen Sentinel Benefit Provider Policy Form (7)
                      (2)    Supplemental Term Insurance Rider (7)
                      (3)    Endorsement for Unisex Policies (7)
         (e) Application (7)
         (f) Corporate documents:
                      (1) National Life Insurance Company's Charter documents
                          (9)
                      (2) National Life Insurance Company's By-laws (9)
         (g) NA
         (h) Participation Agreements:
                  (1) (a) Form of Participation Agreement - Market Street Fund, Inc., National Life Insurance Company and Equity Services, Inc.(2)
                      (b) Form of Amendment No. 2 to Participation Agreement - Market Street Fund, Inc., National Life Insurance Company and 1717 Capital Management Company (formerly PML Securities Company(4)
                      (c) Form of Amendment No. 3 to Participation Agreement-Market Street Fund, Inc., National Life Insurance Company and 1717 Capital Management Company (formerly PML Securities Company) (6)
                      (d) Form of Amendment No. 4 to Participation Agreement - Market Street Fund, Inc., National Life Insurance Company, 1717 Capital Management Company (formerly PML Securities
                           Company) and LSW (8)
                  (2) (a) Form of Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (2)
                      (b) Form of Amended Schedule A to the Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (5)
                      (c) Form of Amendment No. 2 to the Participation Agreement - The Alger American Fund, National Life Insurance Company and Fred Alger and Company (6)
                      (d) Form of Amendment No. 3 to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company, Fred Alger and Company and LSW (8)
                  (3) Form of Shareholder Services Agreement - National Life Insurance Company and American Century Investment Management, Inc.(4)
                  (4) Form of Participation Agreement - National Life Insurance Company and J. P. Morgan Series Trust II(4)
                  (5) Form of Participation Agreement - National Life Insurance Company, Neuberger Berman Advisers Managers Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated(4)
                  (6) Form of Participation Agreement - BT Insurance Funds Trust, Bankers Trust Company and National Life Insurance Company (17)
                  (7) (a) Fidelity Participation Agreement - Variable Insurance
                      Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance
                      Company) ("VIPF") (10)
                      (b) Amendment No. 1 to VIPF (11) (c) Amendment No. 2 to VIPF (12)
                  (8) (a) Fidelity Participation Agreement between Variable
                           Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) ("VIPFII") (10)
                      (b) Amendment No. 1 to VIPFII (13)
                      (c) Amendment No. 2 to VIPFII (12)

                  (9) Participation Agreement - between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(14)
                  (10) Participation Agreement - National Life Insurance
                       Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (15)
                  (11) Participation Agreement amount National Life Insurance
                       Company, The Universal Institutional Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc. and Miller Anderson & Sherrerd, LLP (16)
                  (12) Participation Agreement between Sentinel Variable
                       Products Trust, National Life Insurance Company and Equity Services, Inc. (19)
                  (13) Participation Agreement - National Life Insurance
                       Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc. (21)

                  (14) Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc.(23)


              (i) Services Agreement between Life Product Developers, Inc.,
                  Victor Bertolozzi and National Life Insurance Company (22)
              (j) Other Material Contracts:  Not applicable

              (k) Opinion and Consent of D. Russell Morgan, Chief Compliance Officer, as to the legality of the securities being offered (*)
              (l) Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A, Consultant, as to actuarial matters pertaining to the securities being registered. (*)
              (m) Calculation (20)
              (n) (1) Consent of PricewaterhouseCoopers LLP, Auditors (*) (2) Consent of Sutherland Asbill & Brennan LLP (*)
              (o) NA
              (p) Initial Capital Agreement: Not applicable
              (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8) (r) Powers of Attorney:
                   (1) Robert E. Boardman (7)
                   (2) A. Gary Shilling (7)
                   (3) Jeremiah E. Casey (18)
                   (4) Thomas H. MacLeay(18)

(1) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed on May 5, 1995
(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.
(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider filed April 16, 1998)
(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (file No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 28, 1997.
(6) Incorporated herein by referenced to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-47363 ) for LSW Variable Annuity Account I (RetireMax) filed July 31, 1998.
(7) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed on November 9, 1998.

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed February 8, 1999
(9) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed February 11, 1999.
(10) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999
(11) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
(12) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
(14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(15) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
(16) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2001.
(17) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 5, 1999.
(18) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2002.
(19) Incorporated herein by reference to Post-Effective Amendment No.12 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(20) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2003.
(21) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
(22)Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (Sentinel Benefit Provider) filed May 3, 2004

(23) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 29, 2005

  *   Filed herewith


ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Thomas H. MacLeay             Chairman of the Board, President, CEO and Director


Jeremiah E. Casey             Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                  Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling             Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Patricia K. Woolf           Director
506 Quaker Road
Princeton, NJ  08540


Edward J. Bonach             Executive Vice President & Chief Financial Officer
Mehran Assadi                President - Life & Annuity
Michele S. Gatto             Executive Vice President - Corporate Services &
                             General Counsel
Christian W. Thwaites        Executive Vice President
Thomas H. Brownell           Senior Vice President & Chief Investment Officer
Joel Conrad                  Senior Vice President & Chief Information Officer
Don W. Cummings              Senior Vice President - Finance
William E. Decker            Senior Vice President - Human Resources
Gregory H. Doremus           Senior Vice President - New Business & Customer
                             Service
Kenneth R. Ehinger           Senior Vice President - NL Financial Alliance
Charles C. Kittredge         Senior Vice President - Marketing Development &
                             Operations
Wade H. Mayo                 Senior Vice President
Ruth B. Smith                Senior Vice President - Registered Product & Life
                             Event Distribution.
James K. McQueston           Secretary of the Corporation
Robert E. Cotton             Vice President & Treasurer


*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc., a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   PRINCIPAL UNDERWRITER


          (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account and Sentinel Variable Products Trust.


         (b) The following information is furnished with respect to the officers and directors of ESI:

--------------------------------------- -------------------------------------------------- ----------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*    POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH
                                                                                           DEPOSITOR
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------

Kenneth R. Ehinger                      President, Chief Executive Officer & Director      Senior Vice President - NL
                                                                                           Financial Alliance

--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
John M. Grab                            Senior Vice President & Chief Financial Officer    None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Stephen A. Englese                      Senior Vice President - Securities Operations      None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Gregory D. Teese                        Vice President - Compliance & Chief Compliance     None
                                        Officer
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Isabelle Keiser                         Vice President                                     None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Tammy W. King                           Vice President                                     None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
James Canavan                           Assistant Vice President                           None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
D. Russell Morgan                       Counsel                                            Chief Compliance Officer -
                                                                                           Separate Accounts
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Sharon E. Bernard                       Treasurer & Controller                             None
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
James K. McQueston                      Secretary                                          Assistant General Counsel &
                                                                                           Secretary
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Thomas H. MacLeay                       Director                                           Chairman & Chief Executive Officer
--------------------------------------- -------------------------------------------------- ----------------------------------
--------------------------------------- -------------------------------------------------- ----------------------------------
Edward J. Bonach                        Director                                           Executive Vice President & Chief
                                                                                           Financial Officer
--------------------------------------- -------------------------------------------------- ----------------------------------

  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

---------------------------- -------------------------- -------------------------- -------------------------- --------------------
NAME OF                      NET UNDERWRITING           COMPENSATION ON            BROKERAGE COMMISSIONS      OTHER COMPENSATION
PRINCIPAL                    DISCOUNTS AND COMMISSIONS  REDEMPTION
UNDERWRITER
---------------------------- -------------------------- -------------------------- -------------------------- --------------------
---------------------------- -------------------------- -------------------------- -------------------------- --------------------

Equity Services, Inc.               $8,106,038                     -0-                    $8,106,038                     -0-

---------------------------- -------------------------- -------------------------- -------------------------- --------------------

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32.  MANAGEMENT SERVICES
All management contracts are discussed in Part A or Part B.

ITEM 33.  FEE REPRESENTATION
National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.



                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY



Attest: /s/ Christopher M. Neronha          By: /s/ Thomas H. MacLeay
        Christopher M. Neronha                  Thomas H. MacLeay
        Assistant Secretary                     Chairman of the Board, President
                                                and Chief Executive Officer

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2005.


                                         NATIONAL LIFE INSURANCE COMPANY
(SEAL) (Depositor)





Attest: /s/ Christopher M. Neronha          By /s/Thomas H. MacLeay
       Christopher M. Neronha                  Thomas H. MacLeay
       Assistant Secretary                     Chairman of the Board, President
                                               and Chief Executive Officer



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



SIGNATURE                  TITLE                               DATE



/S/ THOMAS H. MACLEAY      Chairman, President, Chief          April 29, 2005
---------------------
Thomas H. MacLeay          Executive Officer, and Director



EDWARD J. BONACH           Executive Vice President &          April 29, 2005
----------------

Edward J. Bonach           Chief Financial Officer




JEREMIAH E. CASEY*         Director                            April 29, 2005
-----------------

Jeremiah E. Casey

-----------
Bruce Lisman               Director


A. GARY SHILLING*          Director                            April 29, 2005
----------------
A. Gary Shilling

--------------
Patricia K. Woolf          Director


*By: /s/  THOMAS H. MACLEAY                              Date: April 29, 2005
          -----------------

              Thomas H. MacLeay
             Pursuant to Power of Attorney

                                 EXHIBIT INDEX




26  (k)      Opinion and Consent of D. Russell Morgan, Chief Compliance Officer

26  (l)      Opinion and Consent of Opinion and Consent of Kiri Parankirinathan,
             A.S.A., M.A.A.A

26  (n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

26  (n)  (2) Consent of Sutherland Asbill & Brennan LLP